SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No. )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12
WESTERN DIGITAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	Fee not required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Dear Stockholder:

We cordially invite you to attend our Annual Meeting of Stockholders to be held at Staybridge Suites located at 2 Orchard, Lake Forest, California 92630 on Wednesday, November 11, 2009 at 8:00 a.m., local time. Our Board of Directors and management look forward to welcoming you there.

We are holding the Annual Meeting for the following purposes:

1. To elect ten directors to serve until our next annual meeting of stockholders and until their successors are duly elected and qualified;

2. To approve an amendment and restatement of our 2004 Performance Incentive Plan;

3. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending July 2, 2010; and

4. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment of the meeting.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ELECTION OF EACH OF THE TEN DIRECTOR NOMINEES NAMED IN PROPOSAL 1, “FOR” PROPOSAL 2 TO APPROVE AN AMENDMENT AND RESTATEMENT OF OUR 2004 PERFORMANCE INCENTIVE PLAN, AND “FOR” PROPOSAL 3 TO RATIFY THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Whether or not you are able to attend the meeting, it is important that your shares be represented, no matter how many shares you own. You may submit your proxy over the Internet, by telephone or (if you receive a printed copy of the proxy materials) by marking, signing, dating and mailing a proxy or voting instruction form in the pre-addressed return envelope provided. We urge you to promptly submit your proxy or voting instructions in order to ensure your representation and the presence of a quorum at the Annual Meeting.

On behalf of the Board of Directors, thank you for your continued support.

Thomas E. Pardun	John F. Coyne
Chairman of the Board	President and Chief Executive Officer

September 28, 2009

20511 Lake Forest Drive
Lake Forest, California 92630-7741

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On November 11, 2009

To the Stockholders of
WESTERN DIGITAL CORPORATION:

Our 2009 Annual Meeting of Stockholders will be held at Staybridge Suites located at 2 Orchard, Lake Forest, California 92630 on Wednesday, November 11, 2009 at 8:00 a.m., local time, for the following purposes:

1. To elect ten directors to serve until our next annual meeting of stockholders and until their successors are duly elected and qualified;

2. To approve an amendment and restatement of our 2004 Performance Incentive Plan;

3. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending July 2, 2010; and

4. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment of the meeting.

Any action on the items described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting is properly adjourned or postponed.

Only stockholders of record at the close of business on September 16, 2009 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements of the meeting.

This year, we are pleased to be using the Securities and Exchange Commission rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing to most of our stockholders a “Notice of Internet Availability of Proxy Materials,” or Notice, instead of a printed copy of this Proxy Statement and our Annual Report for the fiscal year ended July 3, 2009. The Notice contains instructions on how stockholders can access those documents over the Internet and vote their shares. The Notice also contains instructions on how each of those stockholders can receive a printed copy of our proxy materials, including this Proxy Statement, our 2009 Annual Report and a proxy card or voting instruction form. All stockholders who do not receive a Notice will receive a printed copy of the proxy materials by mail. We believe this process will expedite stockholders’ receipt of proxy materials, lower the costs of our Annual Meeting and conserve natural resources.

By Order of the Board of Directors

Raymond M. Bukaty
Senior Vice President, Administration,
General Counsel and Secretary

Lake Forest, California
September 28, 2009

ALL OF OUR STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO SUBMIT YOUR PROXY ELECTRONICALLY VIA THE INTERNET, BY TELEPHONE OR (IF YOU RECEIVE A PRINTED COPY OF THE PROXY MATERIALS) BY COMPLETING, SIGNING, DATING AND RETURNING THE ACCOMPANYING PROXY CARD OR VOTING INSTRUCTION FORM IN THE PRE-ADDRESSED RETURN ENVELOPE PROVIDED. PLEASE SEE THE ACCOMPANYING INSTRUCTIONS FOR MORE DETAILS ON VOTING. SUBMITTING YOUR PROXY OR VOTING INSTRUCTIONS PROMPTLY WILL ASSIST US IN REDUCING THE EXPENSES OF ADDITIONAL PROXY SOLICITATION, BUT IT WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING (AND, IF YOU ARE NOT A STOCKHOLDER OF RECORD, YOU HAVE OBTAINED A LEGAL PROXY FROM THE BANK, BROKER, TRUSTEE OR OTHER NOMINEE THAT HOLDS YOUR SHARES GIVING YOU THE RIGHT TO VOTE THE SHARES IN PERSON AT THE ANNUAL MEETING).

20511 Lake Forest Drive
Lake Forest, California 92630-7741

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
November 11, 2009

Our Board of Directors is soliciting your proxy for the 2009 Annual Meeting of Stockholders to be held at 8:00 a.m., local time, on November 11, 2009 at Staybridge Suites located at 2 Orchard, Lake Forest, California 92630, and at any and all adjournments or postponements of the Annual Meeting, for the purposes set forth in the “Notice of Annual Meeting of Stockholders.”

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 11, 2009

This Proxy Statement and our 2009 Annual Report for the fiscal year ended July 3, 2009 are available on the Internet at www.proxyvote.com. These materials are also available on our corporate website at www.westerndigital.com/investor. Information on our corporate website does not constitute part of this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:	What is the Notice of Internet Availability of Proxy Materials that I received in the mail this year instead of a full set of proxy materials?

This year, we are pleased to be using the Securities and Exchange Commission rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing to most of our stockholders a “Notice of Internet Availability of Proxy Materials,” or Notice, instead of a printed copy of this Proxy Statement and our Annual Report for the fiscal year ended July 3, 2009. The Notice contains instructions on how stockholders can access those documents over the Internet and vote their shares. The Notice also contains instructions on how each of those stockholders can receive a printed copy of our proxy materials, including this Proxy Statement, our 2009 Annual Report and a proxy card or voting instruction form. All stockholders who do not receive a Notice will receive a printed copy of the proxy materials by mail. We believe this process will expedite stockholders’ receipt of proxy materials, lower the costs of our Annual Meeting and conserve natural resources.

We are first mailing the Notice to our stockholders on or about September 28, 2009. For stockholders who have affirmatively requested printed copies of proxy materials, we intend to first mail printed copies of this Proxy Statement, the accompanying proxy card and our 2009 Annual Report on or about September 28, 2009.

Q:	What information is contained in these materials?

The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and our most highly compensated executive officers, corporate governance and information on our Board of Directors, and certain other required information. Our 2009 Annual Report, which includes our audited consolidated financial statements, has also been made available to you.

Q:	What items of business will be voted on at the Annual Meeting?

Stockholders will vote on three items at the Annual Meeting:

1. To elect ten directors to serve until our next annual meeting of stockholders and until their successors are duly elected and qualified (Proposal 1);

2. To approve an amendment and restatement of our 2004 Performance Incentive Plan (Proposal 2); and

3. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending July 2, 2010 (Proposal 3).

Q:	How does the Board of Directors recommend I vote on these proposals?

The Board of Directors recommends that you vote your shares:

1. “FOR” election to the Board of Directors of each of the ten director nominees named in this Proxy Statement (Proposal 1);

2. “FOR” the approval of the amendment and restatement of our 2004 Performance Incentive Plan (Proposal 2); and

3. “FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending July 2, 2010 (Proposal 3).

Q:	Who is entitled to vote?

Only stockholders of record at the close of business on September 16, 2009, the record date, will be entitled to notice of and to vote at the Annual Meeting.

Q:	How many shares are eligible to vote at the Annual Meeting?

At the close of business on the record date, 225,214,148 shares of our common stock were outstanding and entitled to vote.

Q:	What is the difference between a “beneficial stockholder” and a “stockholder of record”?

Whether you are a beneficial stockholder or a stockholder of record depends on how you hold your shares:

Beneficial Stockholders: Most of our stockholders hold their shares through a broker, bank, trustee or other nominee (that is, in “street name”) rather than directly in their own name. If you hold your shares in street name, you are a “beneficial stockholder,” and the proxy materials were made available to you by the organization holding your account. This organization is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial stockholder, you have the right to instruct that organization on how to vote the shares held in your account. If you requested printed copies of the proxy materials by mail, you will receive a voting instruction form from your bank, broker, trustee or other nominee.

Stockholders of Record: If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the proxy materials were made available directly to you by the company. If you requested printed copies of the proxy materials by mail, you will receive a proxy card from the company.

Q:	How can I vote my shares in person at the Annual Meeting?

If you are a stockholder of record, you have the right to vote in person at the Annual Meeting. If you choose to do so, you can vote using the ballot provided at the Annual Meeting, or, if you requested and received printed copies of the proxy materials by mail, you can complete, sign and date the proxy card enclosed with the proxy materials you received and submit it at the Annual Meeting. If you are a beneficial stockholder, you may not vote the shares in person at the Annual Meeting unless you obtain a “legal proxy” from the bank, broker, trustee or other nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance of the meeting as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	How can I vote my shares without attending the Annual Meeting?

Whether you are a stockholder of record or a beneficial stockholder, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may submit a proxy to authorize how your shares are voted at the Annual Meeting. You can submit a proxy over the Internet by following the instructions provided in the Notice, or, if you requested and received printed copies of the proxy materials, you can also submit a proxy by mail or telephone pursuant to the instructions provided in the proxy card enclosed with the proxy materials. If you are a beneficial stockholder, you may also submit your voting instructions over the Internet by following the instructions provided in the Notice, or, if you requested and received printed copies of the proxy materials, you can also submit voting instructions by telephone or mail by following the instructions provided to you by your bank, broker, trustee or other nominee.

Submitting your proxy or voting instructions via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting, although beneficial stockholders must obtain a “legal proxy” from the bank, broker, trustee or nominee that holds their shares giving them the right to vote the shares at the Annual Meeting in order to vote in person at the meeting.

Q:	How do I vote my shares held in the company’s 401(k) Plan? What happens if I do not vote my 401(k) Plan shares?

If you are one of our many employees who participates in the Western Digital Common Stock Fund under the company’s 401(k) Plan, you will receive a request for voting instructions with respect to all of the shares allocated to your plan account. You are entitled to direct T. Rowe Price Company, the plan trustee, how to vote your plan shares. If T. Rowe Price does not receive voting instructions for shares in your plan account, your shares will not be voted.

Q:	What is the deadline for voting my shares?

If you are a stockholder of record, your proxy must be received by telephone or the Internet by 11:59 p.m. Eastern time on November 10, 2009 in order for your shares to be voted at the Annual Meeting. However, if you are a stockholder of record and you received a copy of the proxy materials by mail, you may instead mark, sign, date and return the enclosed proxy card, which must be received before the polls close at the Annual Meeting, in order for your shares to be voted at the meeting. If you are a beneficial stockholder, please follow the voting instructions provided by the bank, broker, trustee or nominee who holds your shares. If you hold shares in the company’s 401(k) Plan, to allow sufficient time for voting by the plan trustee, your voting instructions must be received by telephone or the Internet by 11:59 p.m. Eastern time on November 8, 2009.

Q:	Can I change or revoke my proxy or voting instructions?

You have the power to revoke your proxy or voting instructions before your shares are voted at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy by submitting a written notice of revocation to our Secretary, by submitting a duly executed written proxy bearing a date that is later than the date of your original proxy to change your vote, or by submitting a later dated proxy electronically via the Internet or by telephone. A previously submitted proxy will not be voted if the stockholder of record who executed it is present at the Annual Meeting and votes the shares represented by the proxy in person at the Annual Meeting. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your bank, broker, trustee or nominee, or, if you have obtained a legal proxy from your bank, broker, trustee or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person. Please note that attendance at the Annual Meeting will not by itself constitute revocation of a proxy. Any change to your proxy or voting instructions that is provided by telephone or the Internet must be submitted by 11:59 p.m. Eastern time on November 10, 2009, unless you are voting shares held in our 401(k) Plan in which case the deadline is 11:59 p.m. Eastern time on November 8, 2009.

Q:	How will my shares be voted if I do not provide specific voting instructions in the proxy or voting instruction form I submit?

If you submit a proxy or voting instruction form but do not indicate your specific voting instructions on one or more of the proposals listed above in the notice of the meeting, your shares will be voted as recommended by the Board of Directors on those proposals and as the proxyholders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

The holders of a majority of our shares of common stock outstanding on the record date and entitled to vote at the Annual Meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting and any adjournments or postponements thereof. If you submit a proxy or voting instructions, your shares will be counted for purposes of determining the presence or absence of a quorum, even if you abstain from voting your shares. If a bank, broker, trustee or other nominee indicates on a proxy that it lacks discretionary authority to vote your shares on a particular matter, commonly referred to as “broker non-votes,” those shares will still be counted for purposes of determining the presence of a quorum at the Annual Meeting. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

Q:	What happens if additional matters are presented at the Annual Meeting?

Our Board of Directors does not know of any other matters to be presented for action at the Annual Meeting. Should any other matters come before the Annual Meeting or any adjournments or postponements thereof, the proxyholders will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their judgment.

Q:	What vote is required to approve each of the proposals?

Each share of our common stock outstanding on the record date is entitled to one vote on each of the ten director nominees and one vote on each other matter that may be presented for consideration and action by the stockholders at the Annual Meeting.

For purposes of Proposal 1, each director nominee receiving a majority of the votes cast with respect to that director (that is, the number of shares voted “for” the director exceeds the number of votes cast “against” that director) will be elected as a director. Proposals 2 and 3 each require the affirmative approval of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal at the Annual Meeting. In addition, under rules of the New York Stock Exchange, Proposal 2 also requires the affirmative vote of the majority of the votes cast on the proposal, provided that the total votes cast on the proposal represent over 50% of the voting power of the total outstanding shares of stock.

Q:	What effect do abstentions and broker non-votes have on the proposals?

For Proposal 1, the election of directors, shares not present or represented at the meeting and shares voting “abstain” will be entirely excluded from the vote and will have no effect on the outcome. For Proposals 2 and 3, we treat abstentions as shares present or represented and entitled to vote on that proposal, so abstaining has the same effect as a vote “against” the proposal.

If you are a beneficial stockholder that holds your shares through a brokerage account and you do not submit voting instructions to your broker, your broker may generally vote your shares in its discretion on routine matters. However, a broker cannot vote shares held for a beneficial stockholder on non-routine matters, unless the broker receives voting instructions from the beneficial stockholder. The amendment and restatement of the 2004 Performance Incentive Plan in Proposal 2 is considered a non-routine matter. Consequently, if you hold your shares through a brokerage account and do not submit voting instructions to your broker, your shares will constitute broker non-votes and will not be considered entitled to vote for purposes of determining whether Proposal 2 has been approved by stockholders, but they could impair our ability to satisfy the requirement that the total votes cast on the proposal represent over 50% of the voting power of the total outstanding shares of stock. All other proposals discussed in this Proxy Statement are considered routine and may be voted upon by your broker if you do not submit voting instructions.

Q:	Can I attend the Annual Meeting? What do I need for admission?

You are entitled to attend the Annual Meeting if you were a stockholder of record or a beneficial stockholder as of the close of business on September 16, 2009, the record date, or you hold a valid legal proxy for the Annual Meeting. You should be prepared to present photo identification for admission.

Q:	Who will bear the costs of solicitation?

The accompanying proxy is being solicited on behalf of our Board of Directors. The cost of preparing, assembling and mailing the Notice of Annual Meeting of Stockholders, the Notice of Internet Availability of Proxy Materials, this Proxy Statement and form of proxy, the cost of making such materials available on the Internet and the cost of soliciting proxies will be paid by us. In addition to use of the mails, we may solicit proxies in person or by telephone, facsimile or other means of communication by certain of our directors, officers, and regular employees who will not receive any additional compensation for such solicitation. We have also engaged D.F. King & Co., Inc. to assist us in connection with the solicitation of proxies for the Annual Meeting for a fee that we do not expect to exceed $13,500 plus a reasonable amount to cover expenses. We have agreed to indemnify D.F. King & Co. against certain liabilities arising out of or in connection with this engagement. We will also reimburse brokers or other persons holding our common stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals.

Q:	Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of fiscal 2010.

Q:	May I propose actions for consideration at next year’s annual meeting or nominate individuals to serve as directors?

Yes. The following requirements apply to stockholder proposals, including director nominations, for the 2010 Annual Meeting of Stockholders.

Proposals for Inclusion in Proxy Materials. Our 2010 Annual Meeting of Stockholders is currently scheduled to be held on November 11, 2010. For your proposal to be considered for inclusion in the proxy statement and form of proxy for our 2010 Annual Meeting of Stockholders, your written proposal must be received by our Secretary at our principal executive offices no later than May 31, 2010. If we change the date of the 2010 Annual Meeting by more than 30 days from the date of this year’s Annual Meeting, your written proposal must be received by our Secretary at our principal executive offices a reasonable time before we begin to print and mail our proxy materials for our 2010 Annual Meeting, provided that you also meet the additional deadline for stockholder proposals required by our By-laws and summarized below. You should also be aware that your proposal must comply with Securities and Exchange Commission regulations regarding inclusion of stockholder proposals in company-sponsored proxy materials.

Proposals Not Intended for Inclusion in Proxy Materials and for Nomination of Director Candidates. In addition, in order for your proposal or director nomination to be presented and considered at our 2010 Annual Meeting, our By-laws require that, among other things, stockholders give written notice of any proposal or nomination of a director to our Secretary at our principal executive offices no earlier than the close of business on July 14, 2010 (the 120th day prior to the anniversary of our 2009 Annual Meeting) and no later than the close of business on August 13, 2010 (the 90th day prior to the anniversary of our 2009 Annual Meeting). Notwithstanding the foregoing, in the event that we change the date of the 2010 Annual Meeting from the currently scheduled date of November 11, 2010, written notice by a stockholder must be given no earlier than the close of business 120 days prior to the date of the 2010 Annual Meeting and no later than 90 days prior to the date of the 2010 Annual Meeting or the close of business on the tenth day following the day on which public announcement of the 2010 Annual Meeting is made. Stockholder proposals or nominations for director that do not meet the notice requirements set forth above and further described in Section 2.11 of our By-laws will not be acted upon at the 2010 Annual Meeting.

Q:	I share an address with another stockholder, and we received only one printed copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the Securities and Exchange Commission has approved. Under this procedure, we deliver only one set of proxy materials to multiple stockholders that share the same address unless we receive contrary instructions from one or more of such stockholders. Upon oral or written request, we will deliver promptly a separate copy of the proxy materials to a stockholder at a shared address to which a single copy of proxy materials was delivered. If you are a stockholder of record at a shared address to which we delivered a single copy of the proxy materials and you desire to receive a separate copy of the proxy materials for the Annual Meeting or for our future meetings, or if you are a stockholder at a shared address to which we delivered multiple copies of the proxy materials and you desire to receive one copy in the future, please submit your request to the Householding Department of Broadridge Financial Solutions, Inc. at 51 Mercedes Way, Edgewood, New York 11717, or at 1-800-542-1061. If you are a beneficial stockholder, please contact your bank, broker, trustee or other nominee directly if you have questions, require additional copies of the proxy materials, wish to receive multiple reports by revoking your consent to householding or wish to request single copies of the proxy materials in the future.

SECURITY OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock, as of September 16, 2009, by (1) each person known by us to own beneficially more than 5% of our outstanding common stock, (2) each director and each nominee for election as a member of our Board of Directors, (3) each of the executive officers named in the “Fiscal Years 2007 — 2009 Summary Compensation Table” on page 34 and (4) all current directors and executive officers as a group. This table is based on information supplied to us by our executive officers, directors and principal stockholders or included in a Schedule 13G filed with the Securities and Exchange Commission.

	Amount and
	Nature of	Percent
	Beneficial	of
Beneficial Owner	Ownership(1)	Class(2)

Greater than 5% Stockholders:
AXA Financial, Inc., and certain affiliates 1290 Avenue of the Americas, New York, NY 10104(3)	18,406,060	8.2%
FMR LLC, Edward C. Johnson III and Fidelity Management & Research Company 82 Devonshire Street, Boston, MA 02109(4)	12,063,753	5.4%
Barclays Global Investors, N.A. and related entities 400 Howard Street, San Francisco, CA 94105(5)	11,184,161	5.0%
Directors:
Peter D. Behrendt(6)(7)	103,665	*
Kathleen A. Cote(6)	72,584	*
Henry T. DeNero(6)	76,494	*
William L. Kimsey(6)	48,603	*
Michael D. Lambert(6)	77,775	*
Matthew E. Massengill(6)	81,334	*
Roger H. Moore(6)	83,469	*
Thomas E. Pardun(6)(8)	76,126	*
Arif Shakeel(6)	9,627	*
Named Executive Officers:
John F. Coyne(9)(10)	839,750	*
Timothy M. Leyden(10)	150,913	*
Raymond M. Bukaty(10)	123,442	*
Hossein M. Moghadam(10)	120,176	*
All Directors and Current Executive Officers as a group (13 persons)(11)	1,863,958	*

*	Represents less than 1% of the outstanding shares of our common stock.

(1)	We determine beneficial ownership in accordance with the rules of the Securities and Exchange Commission. We deem shares subject to options that are exercisable as of or within 60 days after September 16, 2009 as outstanding for purposes of computing the share amount and the percentage ownership of the person holding such awards, but we do not deem them outstanding for purposes of computing the percentage ownership of any other person. We also deem shares representing deferred stock units credited to accounts in our Deferred Compensation Plan as of September 16, 2009 as outstanding for purposes of computing the share amount and the percentage ownership of the person to whose account those units are credited, but we do not deem them outstanding for purposes of computing the percentage ownership of any other person.

(2)	Except as otherwise noted below, we determine applicable percentage ownership on 225,214,148 shares of our common stock outstanding as of September 16, 2009. To our knowledge, except as otherwise indicated in the footnotes to this table and subject to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder’s name.

(3)	Beneficial ownership information is based on information contained in a Schedule 13G filed with the Securities and Exchange Commission on August 10, 2009 by AXA Financial, Inc. (“AXA Financial”); AXA, which owns AXA Financial; and AXA Assurances I.A.R.D. Mutuelle and AXA Assurances Vie Mutuelle (collectively, the “Mutuelles AXA”), which, as a group, control AXA. According to the schedule, as of July 31, 2009, each of the Mutuelles AXA and AXA has sole dispositive power over 18,406,060 shares and sole voting power over 13,361,427 shares, and AXA Financial has sole dispositive power over 18,332,358 shares and sole voting power over 13,339,847 shares. The schedule indicates that a majority of the shares reported are held by unaffiliated third-party client accounts managed by AllianceBernstein L.P., as investment advisor, a majority-owned subsidiary of AXA Financial. Each of the Mutuelles AXA, as a group, and AXA expressly declares that the filing of its Schedule 13G shall not be construed as an admission that it is, for purposes of Section 13(d) of the Securities Exchange Act of 1934, the beneficial owner of any securities covered by the schedule.

(4)	Beneficial ownership information is based on information contained in a Schedule 13G filed with the Securities and Exchange Commission on February 17, 2009 by FMR LLC (“FMR”), Edward C. Johnson III and Fidelity Management & Research Company (“Fidelity”). According to the schedule, as of December 31, 2008, FMR and Mr. Johnson, as Chairman of FMR, each has sole dispositive power over 12,063,753 shares. Fidelity (a wholly owned subsidiary of FMR) beneficially owns 11,648,284 shares, representing 5.2% of our outstanding common stock. Neither FMR nor Mr. Johnson has sole voting power of the shares beneficially owned by Fidelity. FMR and Mr. Johnson each has sole voting power over 401,479 shares through its wholly owned subsidiaries Strategic Advisers, Inc.; Pyramis Global Advisors Trust Company; and FIL Limited, none of which individually owns more than 5% of our common stock.

(5)	Beneficial ownership information is based on information contained in a Schedule 13G filed with the Securities and Exchange Commission on February 5, 2009 by Barclays Global Investors, NA; Barclays Global Fund Advisors; Barclays Global Investors, Ltd; Barclays Global Investors Japan Limited; Barclays Global Investors Canada Limited; Barclays Global Investors Australia Limited; and Barclays Global Investors (Deutschland) AG. Barclays Global Investors, NA has sole voting power over 4,725,292 shares and sole dispositive power over 5,797,794 shares. Barclays Global Fund Advisors has sole voting power over 2,744,184 shares and sole dispositive power over 3,995,107 shares. Barclays Global Investors, Ltd has sole voting power over 410,215 shares and sole dispositive power over 683,680 shares. Barclays Global Investors Japan Limited has sole voting and dispositive power over 674,700 shares. Barclays Global Investors Canada Limited has sole voting and dispositive power over 25,593 shares. Barclays Global Investors Australia Limited has sole voting and dispositive power over 7,287 shares. Barclays Global Investors (Deutschland) AG has no voting or dispositive over any shares.

(6)	Includes shares of our common stock that may be acquired as of or within 60 days after September 16, 2009 through the exercise of stock options as follows: Mr. Behrendt (70,902), Ms. Cote (35,902), Mr. DeNero (22,093), Mr. Kimsey (38,402), Mr. Lambert (65,902), Mr. Massengill (31,683), Mr. Moore (25,902), Mr. Pardun (45,902) and Mr. Shakeel (9,627). No director had any restricted stock units scheduled to vest within 60 days after September 16, 2009. Also includes shares representing deferred stock units credited to accounts in our Deferred Compensation Plan as of September 16, 2009 as follows: Mr. Behrendt (3,761), Ms. Cote (36,682), Mr. DeNero (50,860), Mr. Kimsey (2,708), Mr. Lambert (0), Mr. Massengill (0), Mr. Moore (57,567), Mr. Pardun (22,918) and Mr. Shakeel (0). Deferred stock units are payable in an equivalent number of shares of common stock in connection with the retirement or other separation from service of the director, or earlier in connection with the director’s deferral election.

(7)	Includes 500 shares of our common stock held in a custodial account (with Mr. Behrendt as custodian) on behalf of Mr. Behrendt’s children.

(8)	Includes 7,306 shares of our common stock held in a family trust.

(9)	Mr. Coyne is also a member of our Board of Directors.

(10)	Includes shares of our common stock that may be acquired as of or within 60 days after September 16, 2009 through the exercise of stock options as follows: Mr. Coyne (566,562), Mr. Leyden (116,240), Mr. Bukaty (93,490), and Dr. Moghadam (43,833). No executive officer had any restricted stock units scheduled to vest within 60 days after September 16, 2009.

(11)	Includes 1,166,440 shares of our common stock that may be acquired as of or within 60 days after September 16, 2009 through the exercise of stock options by our directors and each of our current executive officers. Includes 174,496 shares of our common stock representing deferred stock units as described in footnote (6) above. No director or executive officer had any restricted stock units scheduled to vest within 60 days after September 16, 2009.

PROPOSAL 1

ELECTION OF DIRECTORS

Our directors each serve a one-year term and are subject to re-election at each annual meeting of stockholders. Upon the recommendation of the Governance Committee, our Board of Directors has nominated all ten of the current directors for re-election to the Board of Directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified. Currently, the authorized number of directors on our Board of Directors is ten.

Nominees for Election

Our nominees for election to our Board of Directors at the Annual Meeting include seven independent directors, as defined by the applicable listing standards of the New York Stock Exchange, and one current and two former members of our senior management. Each of the nominees is currently a member of our Board of Directors and has consented to serve as a director if elected. If you submit a proxy or voting instruction form but do not give specific instructions with respect to the voting of directors, your shares will be voted “FOR” each of the ten nominees recommended by our Board of Directors. If you wish to give specific instructions with respect to the election of directors, you may do so by indicating your instructions on your proxy or voting instructions. In the event that, before the Annual Meeting, any of the nominees for director should become unable to serve if elected, the persons named as proxies may vote for a substitute nominee designated by our existing Board of Directors to fill the vacancy or for the balance of the nominees, leaving a vacancy, unless our Board of Directors chooses to reduce the number of directors serving on the Board of Directors. Our Board of Directors has no reason to believe that any of the following nominees will be unwilling or unable to serve if elected as a director.

The following biographical information for each of the ten nominees has been furnished by the nominee:

Peter D. Behrendt, 70, has been a director since July 1994. He was Chairman of Exabyte Corporation, a manufacturer of computer tape storage products, from January 1992 until he retired in January 1998 and was President and Chief Executive Officer of Exabyte Corporation from July 1990 to January 1997. Mr. Behrendt is currently a venture partner with NEA, a California-based venture fund.

Kathleen A. Cote, 60, has been a director since January 2001. She was the Chief Executive Officer of Worldport Communications, Inc., a European provider of Internet managed services, from May 2001 to June 2003. From September 1998 until May 2001, she served as President of Seagrass Partners, a provider of expertise in business planning and strategic development for early stage companies. From November 1996 until January 1998, she served as President and Chief Executive Officer of Computervision Corporation, an international supplier of product development and data management software. She is also a director of Verisign, Inc. and 3Com Corporation.

John F. Coyne, 59, has been a director since October 2006. He joined us in 1983 and has served in various executive capacities. From November 2002 until June 2005, Mr. Coyne served as Senior Vice President, Worldwide Operations, from June 2005 until November 2005, he served as Executive Vice President, Worldwide Operations, and from November 2005 until June 2006, he served as Executive Vice President and Chief Operations Officer. Effective June 2006, he was named President and Chief Operating Officer. In January 2007, he became President and Chief Executive Officer. Mr. Coyne is also a director of Jacobs Engineering Group Inc.

Henry T. DeNero, 63, has been a director since June 2000. He was Chairman and Chief Executive Officer of Homespace, Inc., a provider of Internet real estate and home services, from January 1999 until it was acquired by LendingTree, Inc. in August 2000. From July 1995 to January 1999, he was Executive Vice President and Group Executive, Commercial Payments for First Data Corporation, a provider of information and transaction processing services. Prior to 1995, he was Vice Chairman and Chief Financial Officer of Dayton Hudson Corporation, a general merchandise retailer, and was previously a Director of McKinsey & Company, a management consulting firm. He is also a director of THQ, Inc.

William L. Kimsey, 67, has been a director since March 2003. He is a veteran of 32 years’ service with Ernst & Young, a global independent accounting firm, and became that firm’s Global Chief Executive Officer. Mr. Kimsey served at Ernst & Young as director of management consulting in St. Louis, office managing partner in Kansas City, Vice Chairman and Southwest Region managing partner in Dallas, Vice Chairman and West Region managing partner in Los Angeles, Deputy Chairman and Chief Operating Officer and, from 1998 to 2002, Chief Executive Officer and a global board member. He is also a director of Accenture Ltd. and Royal Caribbean Cruises Ltd.

Michael D. Lambert, 62, has been a director since August 2002. From 1996 until he retired in May 2002, he served as Senior Vice President for Dell Inc.’s Enterprise Systems Group. During that period, he also participated as a member of a six-man operating committee at Dell, which reported to the Office of the Chairman. Mr. Lambert served as Vice President, Sales and Marketing for Compaq Computer Corporation from 1993 to 1996. Prior to that, for four years, he ran the Large Computer Products division at NCR/AT&T Corporation as Vice President and General Manager. Mr. Lambert began his career with NCR Corporation, where he served for 16 years in product management, sales and software engineering capacities.

Matthew E. Massengill, 48, has been a director since January 2000. He joined us in 1985 and served in various executive capacities with us until January 2007. From October 1999 until January 2000, he served as Chief Operating Officer, from January 2000 until January 2002, he served as President, and from January 2000 until October 2005, he served as Chief Executive Officer. Mr. Massengill served as Chairman of the Board of Directors from November 2001 until March 2007. He is also a director of Microsemi Corporation, Conexant Systems, Inc. and GT Solar International, Inc.

Roger H. Moore, 67, has been a director since June 2000. He served as President and Chief Executive Officer of Illuminet Holdings, Inc., a provider of network, database and billing services to the communications industry, from January 1996 until it was acquired by Verisign, Inc. in December 2001, and he retired at that time. He was a member of Illuminet’s Board of Directors from July 1998 until December 2001. From September 1998 to October 1998, he served as President, Chief Executive Officer and as a director of VINA Technologies, Inc., a telecommunications equipment company. From November 1994 to December 1995, he served as Vice President of major accounts of Northern Telecom. From June 2007 to November 2007, Mr. Moore served as interim President and Chief Executive Officer of Arbinet-thexchange, Inc. Mr. Moore served as the Chief Executive Officer of Verisign, Inc.’s Communications Services Group from December 2007 until its acquisition by TNS, Inc in May 2009. He is also a director of Consolidated Communications Holdings, Inc. and Verisign, Inc.

Thomas E. Pardun, 65, has been a director since 1993 and Chairman of the Board of Directors since April 2007. Additionally, Mr. Pardun served as Chairman of the Board of Directors from January 2000 until November 2001. Mr. Pardun was President of MediaOne International Asia Pacific (previously U.S. West International, Asia-Pacific, a subsidiary of U.S. West, Inc.), an owner/operator of international properties in cable television, telephone services, and wireless communications companies, from May 1996 until his retirement in July 2000. Before joining U.S. West, Mr. Pardun was President of the Central Group for Sprint, as well as President of Sprint’s West Division and Senior Vice President of Business Development for United Telecom, a predecessor company to Sprint. Mr. Pardun also held a variety of management positions during a 19-year tenure with IBM, concluding as Director of product-line evaluation. He is also a director of CalAmp Corporation and Occam Networks, Inc.

Arif Shakeel, 54, has been a director since September 2004. He joined us in 1985 and has served in various executive capacities. From February 2000 until April 2001, he served as Executive Vice President and General Manager of Hard Disk Drive Solutions, from April 2001 until January 2003, he served as Executive Vice President and Chief Operating Officer, and from January 2002 until June 2006, he served as President. He served as Chief Executive Officer from October 2005 until January 2007. He served as Special Advisor to the Chief Executive Officer from January 2007 until June 2007.

Vote Required and Recommendation of the Board of Directors

In May 2006, our Board of Directors approved an amendment to our By-laws to require each director to be elected by a majority of the votes cast with respect to such director in uncontested elections (in other words, the number of shares voted “for” a director must exceed the number of votes cast “against” that director). In a contested election where the number of nominees exceeds the number of directors to be elected, a plurality voting standard will apply and the nominees receiving the greatest number of votes at the Annual Meeting up to the number of authorized directors will be elected. In the case of an uncontested election, if a nominee who is serving as a director is not elected at the Annual Meeting by the requisite majority of votes cast, under Delaware law, the director would continue to serve on the Board of Directors as a “holdover director.” However, under our By-laws, any incumbent director who fails to be elected must offer to tender his or her resignation to our Board of Directors. If the director conditions his or her resignation on acceptance by our Board of Directors, the Governance Committee will then make a recommendation to our Board of Directors on whether to accept or reject the resignation or whether other action should be taken. Our Board of Directors will act on the Governance Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date the election results are certified. The director who tenders his or her resignation will not participate in the Board’s decision. A nominee who was not already serving as a director and is not elected at the Annual Meeting by a majority of the votes cast with respect to such director’s election will not be elected to our Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” ELECTION TO THE BOARD OF DIRECTORS OF EACH OF THE ABOVE NOMINEES FOR DIRECTOR.

CORPORATE GOVERNANCE

Corporate Governance Guidelines and Code of Business Ethics

Our Board of Directors has adopted Corporate Governance Guidelines, which provide the framework for the governance of our company and represent the Board’s current views with respect to selected corporate governance issues considered to be of significance to stockholders. Our Board of Directors has also adopted a Code of Business Ethics that applies to all of our directors, employees and officers, including our Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and Controller. The current versions of the Corporate Governance Guidelines and the Code of Business Ethics are available on our website under the Governance section at www.westerndigital.com and are available in print to any stockholder who delivers a written request to our Secretary at our principal executive offices. In accordance with rules adopted by the Securities and Exchange Commission and the New York Stock Exchange, we intend to promptly disclose future amendments to certain provisions of the Code of Business Ethics, or waivers of such provisions granted to executive officers and directors, on our website under the Governance section at www.westerndigital.com.

Director Independence

Our Board of Directors has reviewed and discussed information provided by the directors and our company with regard to each director’s business and personal activities, as well as those of the director’s immediate family members, as they may relate to Western Digital or its management. The purpose of this review is to determine whether there are any transactions or relationships that would be inconsistent with a determination that a director is independent under the listing standards of the New York Stock Exchange. Based on its review, the Board of Directors has affirmatively determined that, except for serving as a member of our Board of Directors, none of Messrs. Behrendt, DeNero, Kimsey, Lambert, Moore and Pardun or Ms. Cote has any relationship, material or immaterial, with Western Digital, either directly or as a partner, shareholder or officer of an organization that has a relationship with Western Digital, and that each of such directors qualifies as “independent” as defined by the listing standards of the New York Stock Exchange. Mr. Coyne is a current full-time, executive-level employee of Western Digital, and Mr. Shakeel and Mr. Massengill were full-time, executive-level employees of Western Digital within the last three years; therefore, Messrs. Coyne, Shakeel and Massengill are not “independent” as defined by the corporate governance listing standards of the New York Stock Exchange.

Committees

Our Board of Directors has standing Executive, Audit, Compensation and Governance Committees. The Governance Committee, among other things, performs functions similar to a nominating committee. Our Board of Directors usually determines the membership of these committees at its organizational meeting held immediately after the annual meeting of stockholders. The following table identifies the current members of the committees:

Director	Executive	Audit	Compensation	Governance

Peter D. Behrendt(1)		✓
Kathleen A. Cote		✓		✓
John F. Coyne	Chair
Henry T. DeNero	✓	Chair
William L. Kimsey		✓
Michael D. Lambert			Chair
Matthew E. Massengill
Roger H. Moore			✓	✓
Thomas E. Pardun(2)	✓		✓	Chair
Arif Shakeel

(1)	Mr. Behrendt was appointed to the Audit Committee on February 4, 2009.

(2)	Mr. Pardun is our current Chairman of the Board. Mr. Pardun is an independent director under the listing standards of the New York Stock Exchange and presides at all executive sessions of our non-management, independent directors.

Executive Committee

The Executive Committee operates pursuant to a written charter that is available on our website under the Governance section at www.westerndigital.com. As described in further detail in the written charter of the Executive Committee, between meetings of our Board of Directors, the Executive Committee may exercise all of the powers of our Board of Directors (except those powers expressly reserved to the Board of Directors or to another committee by applicable law or the rules and regulations of the Securities and Exchange Commission or the New York Stock Exchange) in the management and direction of the business and conduct of the affairs of the company, subject to any specific directions given by the Board of Directors.

Audit Committee

Our Board of Directors has affirmatively determined that all members of the Audit Committee are independent as defined under the listing standards of the New York Stock Exchange and applicable rules of the Securities and Exchange Commission and all members are “audit committee financial experts” as defined by rules of the Securities and Exchange Commission.

The Audit Committee operates pursuant to a written charter that is available on our website under the Governance section at www.westerndigital.com and is also available in print to any stockholder who delivers a written request to our Secretary at our principal executive offices. As described in further detail in the written charter of the Audit Committee, the key responsibilities of the Audit Committee include: (1) sole responsibility for the appointment, compensation, retention and oversight of our independent accountants and, where appropriate, the termination or replacement of the independent accountants; (2) an annual evaluation of the independent accountants’ qualifications, performance and independence, including a review and evaluation of the lead partner; (3) pre-approval of all auditing services and permissible non-auditing services to be performed by the independent accountants; (4) receipt and review of the reports from the independent accountants required annually and prior to the filing of any audit report by the independent accountants; (5) review and discussion with the independent accountants of any difficulties they encounter in the course of their audit work; (6) establishment of policies for the hiring of any current or former employee of the independent accountants; (7) review and discussion with management and the independent accountants of our annual and quarterly financial statements prior to their filing or public distribution; (8) general review and discussion with management of the presentation and information to be disclosed in our earnings press releases;

(9) periodic review of the adequacy of our accounting and financial personnel resources; (10) periodic review and discussion of our internal control over financial reporting and review and discussion with our principal internal auditor of the scope and results of our internal audit program; (11) review and discussion of our policies with respect to risk assessment and risk management; (12) preparation of the audit committee report included in this Proxy Statement; (13) establishment of procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of such complaints by company employees; (14) review of material pending legal proceedings involving the company and other material contingent liabilities; (15) review significant conflicts of interest and related-party transactions to the extent required by our related person transaction policy or as required by applicable law; and (16) review of any other matters relative to the audit of our accounts and preparation of our financial statements that the Audit Committee deems appropriate.

Compensation Committee

Our Board of Directors has affirmatively determined that all members of the Compensation Committee are independent as defined under the listing standards of the New York Stock Exchange. The Compensation Committee operates pursuant to a written charter that is available on our website under the Governance section at www.westerndigital.com and is also available in print to any stockholder who delivers a written request to our Secretary at our principal executive offices. As described in further detail in the written charter of the Compensation Committee, the Compensation Committee assists our Board of Directors and our management in defining our executive compensation policy and in carrying out various responsibilities relating to the compensation of our executive officers and directors, including: (1) evaluating and approving compensation for the Chief Executive Officer and for all other executive officers; (2) reviewing and making recommendations to the Board of Directors regarding non-employee director compensation; (3) overseeing the development and administration of our incentive and equity-based compensation plans, including the Incentive Compensation Plan, the 2004 Performance Incentive Plan, the Deferred Compensation Plan and the 2005 Employee Stock Purchase Plan; and (4) reviewing and making recommendations to the Board of Directors regarding changes to our benefit plans. The Compensation Committee is also responsible for reviewing and discussing with our management the “Compensation Discussion and Analysis” section included in this Proxy Statement for determining whether to recommend to our Board of Directors that it be included in this Proxy Statement, and for preparing the Report of the Compensation Committee that sets forth the Compensation Committee’s determination regarding the Compensation Discussion and Analysis section. The Compensation Committee retains the power to delegate any of its responsibilities to a subcommittee but the subcommittee must be comprised only of one or more members of the Compensation Committee. The Compensation Committee has no current intention to delegate any of its authority to a subcommittee.

While the Compensation Committee is responsible for approving all elements of compensation for our executive officers, certain of our executive officers and other employees assist the Compensation Committee in the administration of our executive compensation program. For example, our Chief Executive Officer works with our Vice President, Human Resources in reviewing the performance of the other executive officers and developing recommendations to the Compensation Committee regarding the compensation of these executives. Our Vice President, Human Resources also provides internal and external compensation data to the Compensation Committee for use in the Compensation Committee’s annual compensation review. Our Chief Financial Officer or his designee may provide input to the Compensation Committee on the financial targets for our performance-based compensation programs and may present data regarding the impact of compensation programs on our financial statements. No executive participates in any discussions or decisions regarding his or her own compensation.

The Compensation Committee’s practice has been to retain compensation consultants to provide objective advice and counsel to the Compensation Committee on all matters related to the compensation of executive officers and directors. For fiscal 2009, the Compensation Committee retained Mercer (US) Inc. (“Mercer”) as its compensation consultant, with Mercer attending all in-person meetings of the Compensation Committee held during the year. Mercer’s role in the compensation-setting process includes providing recommendations regarding the composition of our peer group, gathering and analyzing proxy data for our peer group, analyzing pay survey data, providing best practices and advice regarding compensation trends, reviewing and advising on the performance measures used in bonus formulas, and reviewing and advising the Compensation Committee on management recommendations regarding compensation. Although Mercer communicates with management to gather information and review management recommendations, Mercer reports directly to the Compensation Committee.

Additional information concerning the Compensation Committee’s processes and procedures for consideration and determination of non-employee director compensation is included below under “Director Compensation.” Additional information concerning the executive compensation policies and objectives established by the Compensation Committee, the Compensation Committee’s processes and procedures for consideration and determination of executive compensation, and the role of executive officers and the Compensation Committee’s compensation consultant in determining executive compensation is included below under “Compensation Discussion and Analysis.”

Governance Committee

Our Board of Directors has affirmatively determined that all members of the Governance Committee are independent as defined under the listing standards of the New York Stock Exchange. The Governance Committee, which (among other things) performs functions similar to a nominating committee, operates pursuant to a written charter that is available on our website under the Governance section at www.westerndigital.com and is also available in print to any stockholder who delivers a written request to our Secretary at our principal executive offices. As described in further detail in the written charter of the Governance Committee, the key responsibilities of the Governance Committee include: (1) developing and recommending to the Board of Directors a set of corporate governance principles; (2) evaluating and recommending to the Board of Directors the size and composition of the Board of Directors and the size, composition and functions of the committees of the Board of Directors; (3) developing and recommending to the Board of Directors a set of criteria for membership; (4) identifying, evaluating, attracting, and recommending director candidates for membership on the Board of Directors, including directors for election at the annual meeting of stockholders; (5) making recommendations to the Board of Directors on such matters as the retirement age, tenure and resignation of directors; (6) managing the Board of Directors performance review process and reviewing the results with the Board of Directors on an annual basis; (7) overseeing the evaluation of the Chief Executive Officer by the Compensation Committee; and (8) reviewing and making recommendations to the Board of Directors regarding proposals of stockholders that relate to corporate governance.

Whenever a vacancy occurs on our Board of Directors, the Governance Committee is responsible for identifying and attracting one or more candidates to fill that vacancy, evaluating each candidate and recommending a candidate for selection by the full Board of Directors. In addition, the Governance Committee is responsible for recommending nominees for election or re-election to the Board of Directors at each annual meeting of stockholders. The Governance Committee is authorized to use any methods it deems appropriate for identifying candidates for Board of Directors membership, including considering recommendations from incumbent directors and stockholders. The Governance Committee is authorized to engage, and during fiscal 2009 did engage, an outside search firm to identify suitable potential director candidates.

Once a list of potential candidates is collected, the Governance Committee evaluates the candidates through committee discussions, the assistance of a third party search firm and/or candidate interviews to identify the candidate(s) most likely to advance the interests of our stockholders. While the Governance Committee has no specific minimum qualifications in evaluating a director candidate, the Governance Committee has adopted a policy regarding critical factors to be considered in selecting director nominees which include: the nominee’s personal and professional ethics, integrity and values; the nominee’s intelligence, judgment, foresight, skills, experience (including understanding of marketing, finance, our technology and other elements relevant to the success of a company such as ours) and achievements, all of which the Governance Committee views in the context of the overall composition of the Board of Directors; the absence of any conflict of interest (whether due to a business or personal relationship) or legal impediment to, or restriction on, the nominee serving as a director; having a majority of independent directors on the Board of Directors; and representation of the long-term interests of the stockholders as a whole and a diversity of backgrounds and expertise which are most needed and beneficial to the Board of Directors and to Western Digital.

A stockholder may recommend a director candidate to the Governance Committee by delivering a written notice to our Secretary at our principal executive offices and including the following in the notice: (1) the name and address of the stockholder as they appear on our books or other proof of share ownership; (2) the class and number of shares of our common stock beneficially owned by the stockholder as of the date the stockholder gives written notice; (3) a description of all arrangements or understandings between the stockholder and the director candidate and any other person(s) pursuant to which the recommendation or nomination is to be made by the stockholder; (4) the name, age, business address and residence address of the director candidate and a description of the director candidate’s business experience for at least the previous five years; (5) the principal occupation or employment of the director candidate; (6) the class and number of shares of our common stock beneficially owned by the director candidate; (7) the consent of the director candidate to serve as a member of our Board of Directors if elected; and (8) any other information required to be disclosed with respect to such director candidate in solicitations for proxies for the election of directors pursuant to applicable rules of the Securities and Exchange Commission. The Governance Committee may require additional information as it deems reasonably required to determine the eligibility of the director candidate to serve as a member of our Board of Directors.

The Governance Committee will evaluate director candidates recommended by stockholders for election to our Board of Directors in the same manner and using the same criteria as used for any other director candidate. If the Governance Committee determines that a stockholder-recommended candidate is suitable for membership on the Board of Directors, it will include the candidate in the pool of candidates to be considered for nomination upon the occurrence of the next vacancy on the Board of Directors or in connection with the next annual meeting of stockholders. Stockholders recommending candidates for consideration by the Board of Directors in connection with the next annual meeting of stockholders should submit their written recommendation no later than June 1 of the year of that meeting.

Stockholders who wish to nominate a person for election as a director in connection with an annual meeting of stockholders (as opposed to making a recommendation to the Governance Committee as described above) must deliver written notice to our Secretary in the manner described in Section 2.11 of our By-laws and within the time periods set forth on page 5 above in response to the question, “May I propose actions for consideration at next year’s annual meeting or nominate individuals to serve as directors?”.

Meetings and Attendance

During fiscal 2009, there were 6 meetings of the Board of Directors, 10 meetings of the Audit Committee, 13 meetings of the Compensation Committee and 4 meetings of the Governance Committee. Each of the directors, other than Mr. Behrendt, attended 75% or more of the aggregate number of meetings of the Board of Directors and the committees of the Board of Directors on which he or she served during the period that he or she served in fiscal 2009. Mr. Behrendt’s inability to attend at least 75% of the applicable meetings in fiscal 2009 was caused by the company’s inadvertent administrative failure to notify him of the first telephonic Audit Committee meeting after his appointment to that committee. Had Mr. Behrendt been notified of and attended this Audit Committee meeting, he would have attended at least 75% of the applicable meetings in fiscal 2009. In the previous ten fiscal years, Mr. Behrendt has attended every meeting of the Board of Directors and each Committee on which he then served.

Our Board of Directors strongly encourages each director to attend our annual meeting of stockholders. All of our directors attended last year’s annual meeting of stockholders.

Communicating with Directors

Our Board of Directors provides a process for stockholders to send communications to the Board of Directors, or to individual directors or groups of directors. In addition, interested parties may communicate with our non-executive Chairman of the Board (who presides over executive sessions of the non-management directors) or with the non-management directors as a group. The Board of Directors recommends that stockholders and other interested parties initiate any communications with the Board of Directors (or individual directors or groups of directors) in writing. These communications should be sent by mail to Raymond M. Bukaty, Secretary, Western Digital Corporation, 20511 Lake Forest Drive, Lake Forest, California 92630-7741. This centralized process will assist the Board of Directors in reviewing and responding to stockholder and interested party communications in an appropriate manner. The name of any specific intended Board of Directors recipient or recipients should be clearly noted in the communication (including whether the communication is intended only for our non-executive Chairman of the Board or for the non-management directors as a group). The Board of Directors has instructed the Secretary to forward such correspondence only to the intended recipients; however, the Board of Directors has also instructed the Secretary, prior to forwarding any correspondence, to review such correspondence and not to forward any items deemed to be of a purely commercial or frivolous nature (such as spam) or otherwise obviously inappropriate for the intended recipient’s consideration. In such cases, the Secretary may forward some of the correspondence elsewhere within Western Digital for review and possible response.

DIRECTOR COMPENSATION

Executive Summary

We believe that it is important to attract and retain exceptional and experienced directors who understand our business, and to offer compensation opportunities that further align the interests of those directors with the interests of our stockholders. To that end, we have established a non-employee director compensation program consisting of a combination of:

•	annual and committee retainer fees, which directors may elect to receive in a combination of cash, common stock and/or deferred stock units under our Stock-for-Fees Plan; and

•	equity incentive awards in the form of stock options and restricted stock units.

We also permit directors to participate in our Deferred Compensation Plan. Directors who are also one of our employees are generally not entitled to additional compensation under our director compensation program for serving as a director.

Our Compensation Committee reviews our non-employee director compensation on an annual basis. As part of this review, the Committee’s compensation consultant, Mercer, reviews and evaluates the competitiveness of our director compensation program in light of general director compensation trends and director compensation programs of our peer group companies, which are listed in the “Compensation Discussion and Analysis” section below. After receiving input from its compensation consultant, the Compensation Committee makes recommendations to the full Board of Directors regarding any changes in our non-employee director compensation program that the Committee determines are advisable. Our director compensation program and the changes made to the program for fiscal 2009 are described in more detail in the tables and narrative that follow.

Director Compensation Table for Fiscal 2009

The table below summarizes the compensation of each of our directors for fiscal 2009 who is not also a named executive officer. Mr. Coyne was one of our named executive officers during fiscal 2009 and information regarding compensation to him for fiscal 2009 is presented below in the “Fiscal Years 2007 — 2009 Summary Compensation Table” and the related explanatory tables. As our employee, Mr. Coyne did not receive any additional compensation for his services as a director.

							Change in
							Pension Value and
							Nonqualified
						Non-Equity	Deferred
	Fees Earned or Paid		Stock Awards	Option Awards		Incentive Plan	Compensation	All Other
	in Cash ($)(1)		($)(2)(3)	($)(4)(5)		Compensation ($)	Earnings ($)	Compensation ($)	Total ($)

Peter D. Behrendt	71,485	(6)	133,207	111,705		—	—	—	316,397
Kathleen A. Cote	74,375		133,207	111,705		—	—	—	319,287
Henry T. DeNero	85,000		133,207	111,705		—	—	—	329,912
William L. Kimsey	72,250		133,207	111,705		—	—	—	317,162
Michael D. Lambert	76,500		133,207	111,705		—	—	—	321,412
Matthew E. Massengill	63,750		133,207	106,251	(7)	—	—	—	303,208
Roger H. Moore	70,125		133,207	111,705		—	—	—	315,037
Thomas E. Pardun	161,500		133,207	111,705		—	—	—	406,412
Arif Shakeel	63,750		144,896	111,931	(7)	—	—	—	320,577

(1)	For a description of the fees earned by the non-employee directors during fiscal 2009, see the disclosure under “Non-Employee Director Fees” below.

(2)	The amounts shown are the aggregate compensation expense recognized in our financial statements for fiscal 2009 related to restricted stock units awarded in fiscal 2009 and past years to each of our non-employee directors to the extent we recognized compensation expense in fiscal 2009 for such awards in accordance with the provisions of FAS 123(R). These costs were calculated based on the closing market price of our common stock on the respective grant dates and the other assumptions described in Note 8 in the Notes to Consolidated Financial Statements included in our 2009 Form 10-K (or, with respect to awards granted prior to fiscal 2009, the corresponding note in our Form 10-K for the fiscal year in which such grant was made), but exclude the impact of estimated forfeitures related to service-based vesting conditions. No stock awards were forfeited by any of our non-employee directors during fiscal 2009.

(3)	On November 6, 2008, each non-employee director was automatically granted an award of 8,148 restricted stock units under our Non-Employee Director Restricted Stock Unit Grant Program. The grant date fair value of each of these awards was $124,990. See footnote (2) above for the assumptions used to value these awards. Our Non-Employee Director Restricted Stock Unit Grant Program is more fully described below under “Non-Employee Director Equity Awards.”

In addition, the following table presents the aggregate number of shares of our common stock covered by stock awards held by each of our non-employee directors on July 3, 2009:

	Aggregate Number of	Aggregate Number of
	Unvested Restricted	Deferred
Name	Stock Units	Stock Units(a)

Peter D. Behrendt	16,345	3,761
Kathleen A. Cote	16,345	36,682
Henry T. DeNero	16,345	50,860
William L. Kimsey	16,345	2,708
Michael D. Lambert	16,345	—
Matthew E. Massengill	16,345	—
Roger H. Moore	16,345	57,567
Thomas E. Pardun	16,345	22,918
Arif Shakeel	13,935	—

(a)	This amount consists of stock units that the director has elected to defer under our Deferred Compensation Plan pursuant to (i) our Non-Employee Directors Stock-for-Fees Plan in lieu of all or a portion of annual retainer or meeting fees earned by the director during the year of the election, and/or (ii) our Non-Employee Director Restricted Stock Unit Grant Program under our 2004 Performance Incentive Plan. The deferred stock units are fully vested and are payable in an equivalent number of shares of our common stock on the payment date specified in accordance with the non-employee director’s deferral election. For a description of the Non-Employee Directors Stock-for-Fees Plan, the Non-Employee Director Restricted Stock Unit Grant Program and the Deferred Compensation Plan, see “Director Compensation Program” below.

(4)	The amounts shown are the aggregate compensation expense recognized in our financial statements for fiscal 2009 related to stock options granted in fiscal 2009 and past years to each of our non-employee directors to the extent we recognized compensation expense in fiscal 2009 for such awards in accordance with the provisions of FAS 123(R). These award fair values were calculated in accordance with the assumptions described in Note 8 in the Notes to Consolidated Financial Statements included in our 2009 Form 10-K (or, with respect to awards granted prior to fiscal 2009, the corresponding note in our Form 10-K for the fiscal year in which such grant was made), but exclude the impact of estimated forfeitures related to service-based vesting conditions. No stock options were forfeited by any of our non-employee directors during fiscal 2009.

(5)	On November 6, 2008, pursuant to our Non-Employee Director Option Grant Program, our Board of Directors approved a grant to each of our non-employee directors of a stock option to purchase 16,743 shares of our common stock. Each such stock option has a per-share exercise price of $15.34, which is equal to the closing market price of a share of our common stock on the grant date. The grant date fair value of each of these awards was $119,098. See footnote (4) above for the assumptions used to value these awards. Our Non-Employee Director Option Grant Program is more fully described below under “Non-Employee Director Equity Awards.”

In addition, the following table presents the aggregate number of shares of our common stock covered by stock options held by each of our non-employee directors on July 3, 2009:

	Aggregate Number of Securities
	Underlying Stock Options
	Vested and
Name	Exercisable (#)	Unvested (#)	Total (#)

Peter D. Behrendt	63,867	26,925	90,792
Kathleen A. Cote	38,867	26,925	65,792
Henry T. DeNero	38,183	26,925	65,108
William L. Kimsey	44,804	26,925	71,729
Michael D. Lambert	58,867	26,925	85,792
Matthew E. Massengill	25,429	25,363	50,792
Roger H. Moore	18,867	26,925	45,792
Thomas E. Pardun	38,867	26,925	65,792
Arif Shakeel	4,326	22,908	27,234

(6)	For Mr. Behrendt, who was appointed to the Audit Committee on February 4, 2009, this amount includes a pro-rata portion of the annual Audit Committee retainer fee for fiscal 2009.

(7)	Prior to fiscal 2009, Messrs. Massengill and Shakeel served, and received option awards in their capacity, as executive officers of the company. In fiscal 2007, Messrs. Massengill and Shakeel transitioned from employee-directors to non-employee directors. For Mr. Massengill, the amount reflected above does not include a net reversal under FAS 123(R) for fiscal 2009 of ($43,444) in expense that was included in the Summary Compensation Table of our fiscal 2007 Proxy Statement resulting from the cancellation of certain option awards in connection with his transition to non-employee director status. For Mr. Shakeel, the amount reflected above also does not include $81,084 in net expense under FAS 123(R) for fiscal 2009 for option awards he received in his capacity as an employee of the company and which were either cancelled or fully vested in connection with his transition to non-employee director status.

Director Compensation Program

The following section describes the elements and other features of our non-employee director compensation program for fiscal 2009.

Non-Employee Director Fees

Annual Retainer and Committee Retainer Fees.  As part of the internal restructuring plan adopted by the company in December 2008 in response to the worldwide economic downturn, the Board of Directors approved a 15% reduction in all director retainer fees for fiscal 2009. These retainer fee reductions were not intended to be for a fixed period of time. The Board of Directors will continue to review director compensation on a periodic basis. The following table sets forth the schedule of the annual retainer and committee membership fees for non-employee directors, as in effect for fiscal 2009:

Type of Fee	Fiscal 2009 Fees

Annual Retainer	$63,750
Lead Independent Director Retainer	$17,000
Non-Executive Chairman of the Board Retainer	$85,000
Additional Committee Retainers
• Audit Committee	$8,500
• Compensation Committee	$4,250
• Governance Committee	$2,125
Additional Committee Chairman Retainers
• Audit Committee	$12,750
• Compensation Committee	$8,500
• Governance Committee	$6,375

The retainer fee to our lead independent director referred to above is paid only if our Chairman of the Board is one of our employees. If our Chairman of the Board is not one of our employees, the Chairman is entitled to the additional Non-Executive Chairman of the Board Retainer referred to above and we pay no additional lead independent director retainer. The annual retainer fees are generally paid in a lump sum on January 1 of each year.

Non-employee directors do not receive a separate fee for each Board of Directors or committee meeting they attend. However, we reimburse our non-employee directors for reasonable out-of-pocket expenses incurred to attend each Board of Directors or committee meeting.

Non-Employee Directors Stock-for-Fees Plan.  Under our Amended and Restated Non-Employee Directors Stock-for-Fees Plan, each non-employee director may elect prior to any calendar year to receive shares of our common stock in lieu of any or all of the annual retainer fee(s) otherwise payable to him or her in cash for that calendar year. We determine the number of shares of common stock payable to a non-employee director under the Non-Employee Directors Stock-for-Fees Plan by dividing the amount of the cash fee the director would have otherwise received by the closing market price of a share of our common stock on the date the cash fee would have been paid.

At the time of the election for a calendar year under our Non-Employee Directors Stock-for-Fees Plan, we also permit each non-employee director to defer receipt of any shares he or she has elected to receive in lieu of annual retainer or meeting fees otherwise payable to the director, and we refer to these deferred shares as deferred stock units. See “Deferred Compensation Plan for Non-Employee Directors” below for a further discussion of the material terms of our Deferred Compensation Plan as it applies to compensation deferred by our non-employee directors.

In fiscal 2009, none of our non-employee directors made an election to receive shares of our common stock or deferred stock units in lieu of annual retainer fees otherwise payable to the director for the year.

Non-Employee Director Equity Awards

Non-Employee Director Option Grant Program.  Pursuant to our Non-Employee Director Option Grant Program adopted by our Board of Directors under our 2004 Performance Incentive Plan, we grant each non-employee director upon initial election or appointment to the Board of Directors an option to purchase a number of shares of our common stock that produces an approximate value for the option grant (using a Black-Scholes valuation as of the time of grant) equal to $300,000 on the grant date. We also grant each member of the Board upon or as soon as practical after first becoming a non-employee director by virtue of retiring or otherwise ceasing to be employed by us an option to purchase a number of shares of common stock that produces an approximate value for the option grant (using a Black-Scholes valuation as of the time of grant) equal to: (i) $125,000, divided by (ii) 365, multiplied by (iii) the number of days from the date such individual first becomes a non-employee director until the anticipated date of our next annual meeting of stockholders. In addition, after a non-employee director joins the Board of Directors, immediately following each annual meeting of stockholders if he or she has been re-elected as a director at that annual meeting, the non-employee director will receive an option to purchase a number of shares of our common stock that produces an approximate value for the option grant (using a Black-Scholes valuation as of the time of grant) equal to $125,000 on the grant date.

The per-share exercise price of stock options granted under our Non-Employee Director Option Grant Program equals the closing market price of a share of our common stock on the date of grant, and the options generally vest over a period of four years, with 25% vesting on the first anniversary of the grant date and 6.25% vesting at the end of each three-month period thereafter. In addition, all stock options granted under the Non-Employee Director Option Grant Program have either a seven-year term (for options granted on or after November 6, 2007) or a ten-year term (for options granted prior to November 6, 2007). Except as described in the next sentence, vested stock options will remain exercisable until the earlier of one year following the date the director ceases to be a director or the expiration date of the stock option. In the event the director retires after four years of service, all stock options granted to the director will immediately vest and will be exercisable by the director until the earlier of (i) three years after the director’s retirement or (ii) the expiration of the original term of the option, provided that, for stock options granted after November 2006, at the date of retirement the director has served as a member of our Board for a minimum period following the grant date of the award. For stock options granted after November 2006 and prior to August 2009, the minimum service period is 12 months following the grant date of the award. For stock options granted after August 2009, the minimum service period is the period from the grant date of the award through the day before the next annual meeting of stockholders following the grant date. Shares of common stock that we issue upon the exercise of stock options granted under the Non-Employee Director Option Grant Program are subject to the applicable share limits specified in our 2004 Performance Incentive Plan.

Non-Employee Director Restricted Stock Unit Grant Program.  Our Board of Directors has adopted a Non-Employee Director Restricted Stock Unit Grant Program under our 2004 Performance Incentive Plan pursuant to which our non-employee directors automatically receive, immediately following each annual meeting of stockholders if he or she has been re-elected as a director at that annual meeting, an award of restricted stock units equal in value to $125,000 (based on the closing market value of an equivalent number of shares of our common stock on the grant date). We award non-employee directors who are newly elected or appointed to the Board of Directors after the date of the annual meeting for a given year a prorated award of restricted stock units for that year. We also award members of our Board a prorated award of restricted stock units upon or as soon as practical after first becoming a non-employee director by virtue of retiring or otherwise ceasing to be employed by us after the annual meeting for a given year. The number of restricted stock units subject to this prorated award is equal to: (i) the number of units subject to the immediately preceding annual unit award, divided by (ii) 365, multiplied by (iii) the number of days from the date such individual first becomes a non-employee director until the scheduled date for the immediately following annual meeting of stockholders. Each award of restricted stock units represents the right to receive an equivalent number of shares of our common stock on the applicable vesting date.

Restricted stock units generally vest 100% on the third anniversary of the grant date. However, if a director retires after having served as a director for at least four continuous years, all unvested restricted stock units will vest immediately upon the director’s retirement, provided that, for restricted stock units granted after November 2006, at the date of retirement the director has served as a member of our Board for a minimum period following the grant date of the award. For restricted stock units granted after November 2006 and prior to August 2009, the minimum service period is 12 months following the grant date of the award. For restricted stock units granted after August 2009, the minimum service period is the period from the grant date of the award through the day before the next annual meeting of stockholders following the grant date. If a director ceases to be a director for any reason (except removal) prior to meeting the eligibility requirements for accelerated vesting discussed above, then all of the unvested restricted stock units granted in the first twelve months prior to termination will terminate without vesting, one-third of all unvested restricted stock units granted within the second twelve-month period prior to termination will immediately vest and become payable, and two-thirds of all unvested restricted stock units granted within the third twelve-month period prior to termination will immediately vest and become payable. If dividends are paid prior to the vesting and payment of any restricted stock units granted to our non-employee directors, the director is credited with additional restricted stock units as dividend equivalents that are subject to the same vesting requirements as the underlying restricted stock units. Shares of common stock issued in respect of the Non-Employee Director Restricted Stock Unit Grant Program are subject to the applicable share limits specified in our 2004 Performance Incentive Plan.

Director Stock Ownership Guidelines.  Our Board of Directors has established stock ownership guidelines for our directors. By November 18, 2009 or within three years of joining the Board, whichever occurs later, each director must own and continue to maintain at least 15,000 shares of our common stock. Common stock, restricted stock units, deferred stock units and common stock beneficially owned by the director by virtue of being held in a trust, by a spouse or by the director’s minor children count toward the stock ownership requirement.

Deferred Compensation Plan for Non-Employee Directors

For each calendar year, we permit each non-employee director to defer payment of between a minimum of $2,000 and a maximum of 100% of any cash compensation to be paid to the director during that calendar year in accordance with our Deferred Compensation Plan. If a director has elected to receive common stock pursuant to our Non-Employee Directors Stock-for-Fees Plan in lieu of annual retainer or meeting fees otherwise payable to the director, the director is also permitted to make a deferral election with respect to such common stock. In that event, we credit deferred stock units to the director’s deferred compensation account in an amount equal to the cash fee the director would have otherwise received divided by the closing market price of a share of our common stock on the date the cash fee would have been paid. The deferred stock units carry no voting or dividend rights.

We also permit non-employee directors to defer payment of any restricted stock units awarded under our Non-Employee Director Restricted Stock Unit Grant Program beyond the vesting date of the award. Restricted stock units and other amounts deferred in cash by a director are generally credited and payable in the same manner as amounts deferred by our executive officers and other participants in our Deferred Compensation Plan as further described below under “Fiscal 2009 Non-Qualified Deferred Compensation Table” beginning on page 41.

COMPENSATION DISCUSSION AND ANALYSIS

When we refer to our “executives” or “executive officers” in this section, we mean:

•	John F. Coyne, our President and Chief Executive Officer;

•	Timothy M. Leyden, our Executive Vice President and Chief Financial Officer;

•	Raymond M. Bukaty, our Senior Vice President, Administration, General Counsel and Secretary; and

•	Dr. Hossein M. Moghadam, our Senior Vice President, Chief Technology Officer.

These individuals are our “named executive officers” under Securities and Exchange Commission rules for fiscal 2009 and are listed in the “Fiscal Years 2007 — 2009 Summary Compensation Table” below.

Executive Summary

Western Digital is an information storage pioneer and long-time industry leader providing products and services on a global scale for people and organizations that collect, manage and use digital information. Managing our global business to provide long-term value for our stockholders requires a team of passionate, innovative, dedicated and experienced executives. Our overriding executive compensation philosophy is clear and consistent — we pay for performance. Our executives are accountable for the performance of the company and the segments they manage and are compensated primarily based on that performance. We believe that our executive compensation program contributes to a high-performance culture where executives deliver results that drive sustained growth.

Our company and our industry faced extraordinary challenges in fiscal 2009 due to the crisis in the global financial and credit markets. As a result of these adverse macroeconomic conditions, in the first half of fiscal 2009 we began to experience a sharp decline in consumer and business demand for our products and the systems that incorporate our products. To realign our cost structure with a softer demand environment, we adopted in December 2008 an aggressive cost restructuring plan, which included, among other measures, voluntary, management-recommended salary reductions for all named executive officers. These cost-saving measures, along with our continued commitment to operational execution and a measured return of stability to our markets, contributed to our ability to succeed in a depressed economic environment and to perform above expectations during the second half of fiscal 2009, especially in comparison to our major competitors. The global economic challenges that surfaced during the first half of fiscal 2009 and the actions we took to succeed in the face of those challenges in the second half of fiscal 2009 are reflected in the compensation decisions made in fiscal 2009, as described in more detail below.

The following discussion summarizes our fiscal 2009 executive compensation program, including our compensation objectives and philosophies and the processes and sources of input that were considered in determining compensation for our named executive officers.

Our Executive Compensation Philosophy and Objectives

Our compensation philosophy for our executive officers is based on the belief that the interests of our executives should be closely aligned with those of our stockholders. To support this philosophy, a large portion of each executive officer’s compensation is placed “at risk” and linked to increases in stockholder value and/or the accomplishment of specific financial or operational goals that are expected to lead to the creation of short-term and long-term value for our stockholders.

Our compensation policies and programs are designed to:

•	attract, develop, reward and retain highly qualified and talented individuals;

•	motivate executives to improve the overall performance and profitability of our company as a whole as well as the business group for which each executive is responsible, and reward executives when specific measurable results have been achieved;

•	encourage accountability by determining salaries and incentive awards based on each executive’s individual performance and contribution;

•	tie incentive awards to financial and non-financial metrics that drive the performance of our common stock over the long term to further reinforce the linkage between the interests of our stockholders and our executives; and

•	ensure compensation levels are both externally competitive and internally equitable.

The Compensation Committee does not use a specific formula for allocating total compensation between performance- and non-performance-based compensation, between annual and long-term compensation or between cash and non-cash compensation. However, the Compensation Committee believes that a substantial portion of total compensation should be long-term, at-risk compensation (with that amount increasing as responsibility increases). We believe that our compensation program assists us in achieving these compensation objectives and philosophies, as described in more detail below.

Determination of Executive Compensation

Role of the Compensation Committee

Our executive compensation program is administered by our Compensation Committee. The Compensation Committee is responsible for approving all elements of compensation for our executive officers. The Compensation Committee’s practice is to consider all elements of compensation and our compensation philosophy and objectives when determining the appropriate level and mix of each element of compensation for our executive officers. While the Compensation Committee follows general guidelines in setting compensation for our executives, as described in more detail below, members of the Compensation Committee also consider the following in determining the specific level and mix of compensation for each of our executive officers:

•	the executive’s experience, performance and judgment;

•	survey and market data prepared by the Compensation Committee’s compensation consultant;

•	for executives other than the Chief Executive Officer, the Chief Executive Officer’s recommendations;

•	internal fairness;

•	summaries of prior and potential future compensation levels (sometimes referred to as “tally sheets”);

•	succession planning and retention objectives;

•	past and expected future contributions of the executive; and

•	current company and business conditions.

The Compensation Committee reviews compensation to and performance of our executive officers on an annual basis and at the time of hiring, a promotion or other change in responsibilities. The Compensation Committee’s annual review typically occurs in late Summer or early Fall of each year. The review for determining fiscal 2009 compensation commenced in August 2008 and continued during the Compensation Committee’s meeting in September 2008. The Compensation Committee’s annual review consists of an evaluation of all elements of total direct compensation for the executive officers. The compensation decisions made in light of the annual review for fiscal 2009 are explained in more detail below under the section entitled “Elements of our Executive Compensation Program.”

Role of Executive Officers

While no executive participates in any discussions or decisions regarding his or her own compensation, certain of our executive officers and other employees assist the Compensation Committee in the administration of our executive compensation process. Our Chief Executive Officer works with our Vice President, Human Resources in reviewing the performance of the other named executive officers and developing recommendations to the Compensation Committee regarding the base salary, bonuses, equity award levels and other incentive compensation to these executives for consideration by the Compensation Committee at its annual review. While the Compensation Committee considers these recommendations, the Compensation Committee is solely responsible for making the final decision regarding compensation to our executive officers.

Our Vice President, Human Resources also provides internal and external compensation data to the Compensation Committee and its compensation consultant for use in its annual review. Our Chief Financial Officer or his designee may provide input to the Compensation Committee on the financial targets for our performance-based compensation programs and may present data regarding the impact of compensation programs on our financial statements. Our General Counsel and Secretary or his designee generally assesses and advises the Compensation Committee regarding the legal implications or considerations involving our compensation program.

The Compensation Committee alone is charged with approving the compensation of our Chief Executive Officer, although the Compensation Committee confers with other members of our Board of Directors in evaluating the Chief Executive Officer’s performance and determining the Chief Executive Officer’s compensation. Our Chief Executive Officer is not present for and does not participate in discussions concerning his own compensation.

Role of the Compensation Consultant

The Compensation Committee’s practice has been to retain compensation consultants to provide objective advice and counsel to the Compensation Committee on all matters related to the compensation of our executive officers and our compensation programs generally. Mercer has been retained by the Compensation Committee as its compensation consultant. The Compensation Committee’s relationship with Mercer is reviewed annually and has continued in fiscal 2009 with Mercer attending all in-person meetings of the Compensation Committee held during the year. Mercer’s responsibilities for fiscal 2009 generally included, among other things:

•	providing recommendations regarding the composition of our peer group (described below);

•	gathering and analyzing publicly available proxy data for the peer group and other peer group data;

•	analyzing pay survey data;

•	providing best practices and advice regarding compensation trends;

•	reviewing and advising on the performance measures to be used in bonus formulas;

•	reviewing and advising on management recommendations regarding target bonus levels, actual bonuses paid and the design and size of equity awards; and

•	advising on the Compensation Committee’s charter.

Mercer communicates regularly with management to gather information and review management proposals, but reports directly to the Compensation Committee. Mercer and certain of its affiliates also provide welfare plan consulting, actuarial and plan administration services to the company with respect to the company’s general employee benefit plans and programs. However, Mercer has established and followed safeguards between the executive compensation consultants engaged by the Compensation Committee and the other service providers to the company. Specifically, Mercer provides to the Compensation Committee an annual update on Mercer’s financial relationship with the company, as well as written assurances that, within the Mercer organization, the Mercer consultant who performs executive compensation services for the Compensation Committee has a reporting relationship and compensation determined separately from Mercer’s other lines of business and from its other work for the company. These safeguards are designed to help ensure that the Compensation Committee’s executive compensation consultants continue to fulfill their role in providing objective, unbiased advice.

Comparative Market Data

To assist the Compensation Committee during its annual review of the competitiveness of compensation levels and the appropriate mix of compensation elements to our executive officers, Mercer provides comparative market data on compensation practices and programs as well as guidance on industry best practices. In general, the market data is collected from independent published surveys and from public filings of a group of peer companies in the high-technology industry. The survey data is filtered for high-technology companies (where such data is not available, the surveys are filtered for durable manufacturing companies), and is adjusted for companies with similar revenue levels. The peer group compensation data is taken from each company’s most recent proxy statement and other SEC filings. The survey and peer group data is then averaged (with the survey and peer group data weighted equally) to create what we refer to in this section as “composite market data.” The composite market data is then used by the Compensation Committee as a reference point in making compensation decisions during its annual review.

The Compensation Committee, with guidance from Mercer, determines the composition of our peer group and reevaluates this group on an annual basis. The evaluation of the peer group generally occurs in May of each year. This peer group is then used to create the composite market data reviewed by the Compensation Committee during its annual executive compensation review for the following fiscal year. In May 2008, the Compensation Committee, with assistance from Mercer, determined that our peer group for fiscal 2009 would consist of 13 U.S.-based technology companies of comparable revenue, market capitalization and business characteristics to us and who compete with us for executive talent. Data from these companies, along with the survey data described above, were then used to create the composite market data reviewed by the Compensation Committee during its fiscal 2009 review of executive compensation in August and September 2008. Most of the companies included in our peer group are, as are we, included in the Dow Jones U.S. Technology, Hardware and Equipment Index, which the company has selected as the industry index for purposes of the stock performance graph appearing in our Annual Report for fiscal 2009. Below is a list of the companies in our peer group for fiscal 2009:

Fiscal 2009 Peer Group Companies
Advanced Micro Devices, Inc.	Nvidia Corp.
Applied Materials Inc.	Qualcomm
Broadcom Corp.	SanDisk Corporation
EMC Corporation	Seagate Technology
Lexmark International Group Inc.	Sun Microsystems
Micron Technology Inc.	Texas Instruments Incorporated
Network Appliance Inc.

The peer group for fiscal 2009 was the same peer group for fiscal 2008, except that Gateway Inc. was removed due to an acquisition; Analog Devices, Inc., National Semiconductor Corp. and Spansion Inc. were removed in light of their small revenue level relative to Western Digital; and Sun Microsystems (which had not previously been included given its larger revenue level) was added to reflect our significant revenue growth over the last several years.

Elements of Our Executive Compensation Program

Our current executive compensation program consists of several compensation elements. The following chart briefly summarizes the general characteristics of each element of direct compensation, the compensation objectives the element helps us achieve and the Compensation Committee’s target pay level for such element based on composite market data.

Element of Direct
Compensation	Characteristics	Purpose	Target Pay Level

Base Salary	Fixed component. Annually reviewed by Compensation Committee and adjusted, if and when appropriate.	To attract, develop, reward and retain highly-qualified executive talent and to maintain a stable management team. To compensate executives for sustained individual performance.	Targeted at the median based on composite market data.
Semi-Annual Bonus Opportunity	Performance-based semi-annual cash bonus opportunity. Payable based on level of achievement of semi-annual company performance goals.	To motivate executives to achieve specified performance goals that drive overall performance. To encourage accountability by rewarding based on performance. To attract, develop, reward and retain highly-qualified executive talent.	Targeted at a level such that, when added to base salary, total annual cash compensation is between the median and the 75th percentile based on composite market data and assuming target levels of performance.
Long-Term Incentive Compensation	Performance-based long-term component. Generally granted annually in the form of a combination of stock options, restricted stock units and long-term performance cash awards. Amounts actually earned under awards will vary based on stock price appreciation and company performance.	To tie incentives to performance of our common stock over the long term. To reinforce the linkage between the interests of stockholders and our executives. To motivate executives to improve multi-year financial performance. To attract, develop, reward and retain highly-qualified executive talent.	Targeted at a level such that, when added to total annual cash compensation, total direct compensation is between the median and the 75th percentile based on composite market data and assuming target levels of performance.

In addition to these elements of our direct compensation program, we also provide executives with relatively minimal perquisites and certain other indirect benefits, including participation in certain post-employment compensation arrangements. For an analysis of these other features of our compensation program, please refer to the section below entitled “Other Features of our Executive Compensation Program.”

The following sections describe each direct element of our compensation program in more detail and the process for determining the amount of compensation to be paid with each element for fiscal 2009.

Base Salary

Executive officers are paid an amount in the form of a base salary sufficient to attract highly-qualified executive talent and to maintain a stable management team. Base salary levels for our executive officers are determined by the Compensation Committee and are generally targeted at the median of base salaries paid to similarly situated executives at comparable companies based on the composite market data provided by Mercer, which the Compensation Committee believes to be the threshold salary level needed to attract and retain talented executives. However, base salaries of individual executive officers can and do vary from this market data based on a review of such factors as the competitive environment, our financial performance, the executive’s experience level and scope of responsibility, and the overall need and desire to retain the executive in light of current performance, future performance, future potential and the overall contribution of the executive. The Compensation Committee exercises its judgment based on all of these factors in making its decisions. No specific formula is applied to determine the weight of each criterion.

For fiscal 2009, the Compensation Committee reviewed the base salaries paid to all continuing executive officers during its annual review in August and September 2008. In August 2008, the Compensation Committee approved an increase in the annual base salary for Mr. Bukaty and Dr. Moghadam from $400,000 to $410,000. The Compensation Committee, based on a review of composite market data and Mr. Leyden’s continued contributions to our performance, also approved an increase in the annual base salary for Mr. Leyden from $450,000 to $550,000. In September 2008, the Compensation Committee reviewed the annual base salary for Mr. Coyne. After considering the significant increases in revenue, operating income, net income and unit shipments achieved in fiscal 2008 and a review of peer group data provided by Mercer, the Compensation Committee approved an increase in Mr. Coyne’s annual base salary from $800,000 to $900,000.

In December 2008, in an aggressive response to the worldwide economic downturn, we adopted a restructuring plan designed to realign our cost structure with a softer demand environment. As part of the restructuring plan, the Compensation Committee approved management-recommended base salary reductions for our named executive officers as follows:

•	Mr. Coyne’s annual base salary was reduced by 33%, from $900,000 to $600,000

•	Mr. Leyden’s annual base salary was reduced by 25%, from $550,000 to $412,500

•	Mr. Bukaty’s and Dr. Moghadam’s annual base salaries were reduced by 15%, from $410,000 to $348,500

These base salary reductions were not intended to be for a fixed period of time. Base salaries for executive officers will continue to be reviewed by the Compensation Committee on a periodic basis. As indicated above, the company generally targets base salaries at the median level based on composite market data.

Semi-Annual Incentive Compensation

Our Incentive Compensation Program, or ICP, formally links cash bonuses for executive officers and other participating employees to our semi-annual financial performance as well as other discretionary factors, including non-financial and strategic operating objectives, business and industry conditions and individual and business group performance. We believe that the ICP is a valuable component of our overall compensation program because it assists us in achieving our compensation objective of motivating our executives to achieve specified financial and non-financial goals that help to drive our overall financial performance. The ICP also encourages accountability by rewarding executives based both on the actual financial performance achieved as well as other discretionary factors such as individual and business group performance.

Target Awards.  The Compensation Committee establishes target bonus opportunities under the ICP for each executive officer that are expressed as a percentage of the executive’s actual base salary earned during the semi-annual period and that are based on the executive’s position and responsibility. These target bonus opportunities are reviewed annually by the Compensation Committee as part of its annual compensation review and at the time of hiring, a promotion or other change in responsibilities, and may be increased based on the executive’s performance and/or market factors. For the first half of fiscal 2009, the target ICP opportunity was 125% of base salary for Mr. Coyne. For the second half of fiscal 2009, the Compensation Committee approved an increase to Mr. Coyne’s target ICP opportunity to 150% of base salary. The Compensation Committee, after a review of peer group data provided by Mercer, approved the increase to reward Mr. Coyne’s leadership that resulted in significant increases in revenue, operating income, net income and unit shipments in fiscal 2008, as well as to place more of Mr. Coyne’s total compensation at risk and to drive the achievement of the applicable ICP goals, which we believe help deliver value to our stockholders. For fiscal 2009, the target ICP opportunity for each other executive officer was 75% of base salary, which the Compensation Committee determined was the appropriate level for these executives in light of a review of comparative market data and to achieve the objectives stated above. The ICP target opportunity for our Chief Executive Officer, compared with the target bonus opportunities for our other executive officers, reflects our compensation philosophy that a greater percentage of compensation should be at-risk for our Chief Executive Officer as he bears greater responsibility for our overall performance.

Performance Goal and Achievement Levels.  For fiscal 2009, shortly after the start of each semi-annual performance period, the Compensation Committee established specific operating and/or financial performance goals to correspond to specific ICP achievement levels ranging between 0% and 200% of the target bonus opportunity for executive officers. For both the first half and second half of fiscal 2009, the Compensation Committee selected earnings per share as the financial performance goal and established specific earnings per share goals to correspond to specific achievement levels ranging between 0% and 200% of the target bonus opportunity for executive officers. For fiscal 2009, earnings per share was calculated under generally accepted accounting principles. The Compensation Committee believes that earnings per share is the appropriate performance goal for the ICP because earnings per share closely reflects our overall performance and profitability and the returns achieved by our stockholders. In so doing, the Compensation Committee believes that the ICP assists in achieving our compensation objectives of motivating executives to improve our overall performance and profitability and tying incentive awards to financial metrics that drive the performance of our common stock over the long term.

At the end of the applicable performance period, the Compensation Committee determines the ICP achievement level for executive officers based upon our performance against the established operating and/or financial performance goals for the period. In its discretion and based upon the recommendation of the Chief Executive Officer, the Compensation Committee may adjust the achievement percentage upward (subject to a cap of 200%) or downward according to our overall achievement of other key non-financial and strategic operating objectives as well as changes in the business and industry that occur during the performance period and how well we and our executive officers were able to adapt to those changes. The ICP achievement percentage, as adjusted by the Compensation Committee, determines the overall funding level for bonus payments to our executives for the applicable semi-annual performance period.

For the first half of fiscal 2009, the Compensation Committee set an earnings per share target of $2.12 correlated to a payout equal to 100% of the executive’s target bonus opportunity (which, as indicated above, was 125% of semi-annual base salary for Mr. Coyne, and 75% of semi-annual base salary for the other executive officers). Due primarily to the effects of the adverse macroeconomic conditions, actual earnings per share for the first half of fiscal 2009 was $1.00, resulting in a 0% achievement rate under the ICP. The Compensation Committee did not exercise any upward discretion on the achievement rate, and therefore no bonus payments were approved for executive officers under the ICP for the first half of fiscal 2009. For the second half of fiscal 2009, the Compensation Committee slightly modified its approach to establishing the ICP metrics due to the increased difficulty in forecasting demand during the entire six-month ICP period as a result of the economic challenges faced at the time. Rather than establishing an aggregate earnings per share target for the second half of fiscal 2009, the Compensation Committee set quarterly goals shortly after the start of each of the third and fourth fiscal quarters. The earnings per share goals for the third and fourth fiscal quarters were $0.02 and $0.24, respectively. The combined earnings per share target of $0.26 correlated to a payout equal to 100% of the executive’s target bonus opportunity (which, as indicated above, was 150% of semi-annual base salary for Mr. Coyne, and 75% of semi-annual base salary for the other executive officers). Actual earnings per share for the second half of fiscal 2009 was $1.08, resulting in a 191% achievement rate. However, in light of such factors as the unexpected surge in market demand during the fourth fiscal quarter on second half earnings per share and the relative uncertainty regarding future market conditions, the Compensation Committee exercised its discretion to reduce the ICP achievement rate from 191% to 160% for the second half of fiscal 2009.

Bonus Calculation and Discretionary Adjustments.  Actual bonus amounts to the executive officers for each semi-annual performance period under the ICP are calculated by multiplying the executive’s target semi-annual bonus opportunity by the achievement percentage approved by the Compensation Committee based on achievement of the applicable performance metrics.

Following determination of the ICP bonus amount for the applicable semi-annual period, the Compensation Committee reserves the discretion to further adjust the individual bonus payment to an executive officer based upon his individual and business group performance. For the Chief Executive Officer, any adjustments are made by the Compensation Committee based on their assessment of the Chief Executive Officer’s performance. For the other executive officers, any adjustments are made by the Compensation Committee, taking into account the recommendation of the Chief Executive Officer, based upon individual performance goals developed by the Chief Executive Officer with input from the executive that are intended to focus the executive’s attention on the achievement of financial and other business objectives within his individual area of responsibility and management. For fiscal 2009, the Compensation Committee did not exercise its discretion to adjust the individual ICP award for any particular executive officer. Accordingly, no ICP bonuses were paid to executive officers for the first half of fiscal 2009, and each executive officer received an ICP bonus equal to 160% of his target bonus opportunity for the second half of fiscal 2009.

Please see the section entitled “— Incentive Compensation Plan” on page 37 for a table that reflects each executive’s target semi-annual bonus opportunity under the ICP for each half of fiscal 2009 and the actual semi-annual bonuses paid to the executive under the ICP for fiscal 2009.

Long-Term Incentive Compensation

In February 2006, following a review and analysis by Mercer, the Compensation Committee established a long-term incentive program pursuant to which a combination of stock options, restricted stock units and/or long-term performance cash awards are generally awarded on an annual basis to our executive officers and other key employees. As part of this long-term incentive program, the Compensation Committee has established long-term incentive grant guidelines expressed as a percentage of annual salary and ranging from a minimum, midpoint and maximum value. The midpoint value of these guidelines, when added to target total annual cash compensation, is intended to target the executive’s total direct compensation at the median to the 75th percentile of the total direct compensation levels for comparable jobs in the marketplace based on the composite market data provided by Mercer.

These long-term incentive guidelines provide a framework for the Compensation Committee when determining the amount of the awards to each executive under the long-term incentive program. For each of our executive officers other than Mr. Coyne, the actual grant value of the executive’s long-term incentive awards is determined by the Compensation Committee based upon the recommendation of Mr. Coyne after reviewing the executive’s responsibilities, individual performance, current compensation package, value of unvested equity awards and expected future contributions and value to the company. The Compensation Committee undertakes a similar analysis to determine the grant value of any long-term incentive award to Mr. Coyne.

Once this grant value is determined, the Compensation Committee determines the allocation of this amount between the various long-term incentive award types. Generally, approximately 40% is awarded in the form of stock options (based on the Black-Scholes value of the options), 30% is awarded in the form of restricted stock units (based on the closing market price of our common stock), and 30% is awarded in the form of a long-term performance cash award (based on the target value of the award). However, variations from this allocation formula can and do occur based on a number of factors, including the value of an executive’s accumulated prior grants and an analysis of the executive’s pay in light of the composite market data reviewed by the Compensation Committee.

In September 2008, the Compensation Committee determined the long-term incentive grant value for each executive officer. The grant values for Messrs. Leyden and Bukaty were set at approximately the midpoint of their respective grant guidelines. The grant values for Messrs. Leyden and Bukaty were allocated among stock options, restricted stock units and performance cash awards according to the standard formula described above. These awards are included in the “Fiscal 2009 Grants of Plan-Based Awards Table” below. After reviewing Dr. Moghadam’s total direct compensation in light of the composite market data and his accumulated prior long-term incentive awards, the Compensation Committee determined not to grant any long-term incentive awards to Dr. Moghadam for fiscal 2009.

For Mr. Coyne, the Compensation Committee considered that his employment agreement provides for an annual performance cash award with a minimum target value of $2 million and an annual stock option grant, in an amount determined by the Compensation Committee, beginning with fiscal 2008. The Compensation Committee also considered the 1.1 million restricted stock unit award Mr. Coyne received in 2007 under his 5-year employment agreement in connection with the commencement of his employment as Chief Executive Officer. After noting these employment agreement provisions and the other considerations discussed above, for fiscal 2009 the Compensation Committee approved a performance cash award with a target value of $2 million and a stock option grant covering 150,000 shares (which had a Black-Scholes value that, when added to the $2 million target performance cash award and the annualized grant value of Mr. Coyne’s

1.1 million restricted stock unit award, annualized over the term of the employment agreement, provided Mr. Coyne with a long-term incentive opportunity for fiscal 2009 at approximately the median of the composite market data). These awards are also included in the “Fiscal 2009 Grants of Plan-Based Awards Table” below.

Stock Options.  Stock options are generally the largest component of our long-term incentive program. We believe that stock options, which provide a return to the executive only if the market price of the underlying shares increases over time, are inherently performance-based and serve as an effective means to achieve our compensation objective of motivating our executives to contribute to the long-term growth and profitability of our company and thereby create value for our stockholders. Stock options also function as a retention incentive for our executives as they generally vest and become exercisable in periodic installments over a four-year period, contingent upon the executive’s continued employment.

For a more detailed description of the terms of the stock option awards granted in fiscal 2009, see the section entitled “Description of Compensation Arrangements of Named Executive Officers — Equity-Based Awards” below.

Restricted Stock Units.  A portion of our long-term incentive compensation is generally allocated to restricted stock unit awards. Restricted stock units represent the right to receive an equivalent number of shares of our common stock at the time the restricted stock units vest without the payment of an exercise price or other consideration. Although a restricted stock unit award has some value regardless of stock price volatility, the value of restricted stock units appreciates as the value of our common stock increases thereby helping to achieve our compensation objective of aligning our executives’ interests with those of our stockholders. Restricted stock unit awards also assist us with retention in that they generally vest and become payable upon the third anniversary of grant, contingent upon the executive’s continued employment. We believe that allocating some portion of our long-term incentives to restricted stock unit awards is appropriate and beneficial to stockholders because we can grant more grant date value per share with a restricted stock unit award than a stock option and thereby minimize the dilutive effect of such equity awards on stockholders.

For a more detailed description of the terms of the restricted stock unit awards granted in fiscal 2009, see the section entitled “Description of Compensation Arrangements of Named Executive Officers — Equity-Based Awards” below.

Long-Term Performance Cash Awards.  Long-term performance cash awards represent the right to receive a payment of cash at the end of a fixed performance period (generally two fiscal years) depending upon our achievement of one or more operating and/or other financial performance goals established by the Compensation Committee. The purpose of the performance cash awards is to focus executives on the achievement of key financial operating objectives over a multi-year period. The total amount payable pursuant to a long-term performance cash award varies from 0% to 200% (or, for awards granted in fiscal 2009, 0% to 300%) of the target award, depending upon our performance against the established performance goals.

In early fiscal 2008, the Compensation Committee granted a long-term cash award to each named executive officer with a performance period covering fiscal 2008 and fiscal 2009. The Compensation Committee selected both revenue and adjusted operating income, each weighted equally, as the performance goals for these long-term performance cash awards that became earned in fiscal 2009. Revenue is calculated based on generally accepted accounting principles. Adjusted operating income is calculated based on operating income under generally accepted accounting principles, adjusted for certain gains or losses that are non-recurring in nature. The Compensation Committee selected these as the appropriate metrics for the long-term cash awards because we believe that performance against these financial measures is a strong indication of the company’s multi-year operating performance.

The following chart reflects the revenue and adjusted operating income targets applicable to the awards covering the fiscal 2008 and fiscal 2009 performance period, the actual performance of the company over the performance period and the resulting payout percentage of the award.

	Target		Resulting
Performance	Goal	Actual	Payout		Total Payout
Metric	(100%)	Performance	Percentage	Weight	Percentage

Revenue	$13.676 billion	$15.53 billion	189%	50%	94%
Adj. Operating Income	$959 million	$1.53 billion	200%	50%	100%

				Total	194%

Please see the section entitled “— Long-Term Performance Cash Awards” on page 38 for a table that reflects the amounts earned by executive officers under long-term performance cash awards in fiscal 2009 based on the performance described in the table above.

In fiscal 2009, the Compensation Committee granted long-term cash awards to each named executive officer (other than to Dr. Moghadam, who did not receive any long-term incentive compensation in fiscal 2009) covering fiscal years 2009 and 2010, which become payable at between 0% and 300% of the target award value based on the achievement of selected revenue and adjusted operating income targets for the cumulative two-year period. For the fiscal 2009 awards, the Compensation Committee approved a 300% maximum percentage payout (rather than 200%, which was the maximum percentage payout for fiscal 2008 awards) to motivate executive officers to drive the overall profitability of the company through exceptional performance, which is one of our core compensation objectives. The Compensation Committee believed that, at the time they were established, the revenue and adjusted operating income targets corresponding to a 100% payout were challenging yet achievable based on expectations regarding market opportunities and contributions by our executives, and that the maximum revenue and adjusted operating income targets would be achievable only with extraordinary efforts and extraordinary company results. More information concerning these grants, including the threshold, target and maximum amounts payable under these awards, is included in the “Fiscal 2009 Grants of Plan-Based Awards Table” and related narrative. No portion of the awards became earned during fiscal 2009.

Other Features of our Executive Compensation Program

In addition to direct compensation, we also provide executives with relatively minimal perquisites and certain other benefits, including participation in certain post-employment compensation arrangements, which are described in more detail below.

Perquisites

Until August 2008, we provided Mr. Bukaty and Dr. Moghadam with a perquisite allowance that was paid bi-weekly with the executive’s salary payment. Effective August 2008, we do not provide any executive officer with a perquisite allowance and currently do not expect to grant a perquisite allowance to any future executive officers. We do, however, provide our executive officers with expanded health benefits consisting of an allowance for medical and dental care, and an allowance for financial planning services. In addition, executives are entitled to various other benefits that are available to all employees generally, including health and welfare benefits, paid holidays and other time off and participation in our 2005 Employee Stock Purchase Plan, a stockholder-approved, tax-qualified plan that allows employees to purchase shares of our common stock at a discount.

Employment Agreements

The Compensation Committee does not have an established policy for entering into employment agreements with executive officers. Generally, absent other factors, the Compensation Committee’s intent is to retain the flexibility to review and adjust compensation to our executive officers on at least an annual basis. In certain circumstances, however, we have entered into employment agreements with our executive officers where we determined that the retention of the executive during the term of the agreement was critical to our future success. In these cases, we typically agree to fix some or all of the executive’s compensation for the term of the agreement.

On October 31, 2006, we entered into an employment agreement with Mr. Coyne that provided for his promotion to Chief Executive Officer on January 2, 2007 and his continued employment in that capacity through January 1, 2012. The material terms of Mr. Coyne’s employment agreement are summarized below under “Description of Compensation Arrangements for Named Executive Officers.”

Post-Employment Compensation

Retirement Benefits.  We provide retirement benefits to our executive officers and other eligible employees under the terms of our tax-qualified 401(k) plan. Eligible employees may contribute up to 30% of their annual cash compensation up to a maximum amount allowed by the Internal Revenue Code and are also eligible for matching contributions. These matching contributions vest over a five-year service period. Our executive officers participate in the 401(k) plan on substantially the same terms as our other participating employees. The 401(k) plan and our matching contributions are designed to assist us in achieving our compensation objectives of attracting and retaining talented individuals and ensuring that our compensation programs are competitive and equitable. We do not maintain any defined benefit or supplemental retirement plans for our executive officers.

Deferred Compensation Opportunities.  Our executives and certain other key employees who are subject to U.S. federal income taxes are eligible to participate in our Deferred Compensation Plan. Participants in the Deferred Compensation Plan can elect to defer certain compensation without regard to the tax code limitations applicable to tax-qualified plans. We did not make any company matching or discretionary contributions to the plan on behalf of participants in fiscal 2009. The Deferred Compensation Plan is intended to promote retention by providing employees with an opportunity to save for retirement in a tax-efficient manner. Please see the “Fiscal 2009 Non-Qualified Deferred Compensation Table” table and related narrative section, “Non-Qualified Deferred Compensation Plan,” on pages 41 below for a more detailed description of our Deferred Compensation Plan and the deferred compensation amounts that our executives have accumulated under the plan.

Severance and Change in Control Benefits.  Our executive officers are eligible to receive certain severance and change in control benefits under various severance plans or agreements with us. These severance and change in control benefits are an important component of each executive’s overall compensation as they help us to attract and retain our key executives who could have other job alternatives that may appear to them to be less risky absent these protections. In separation circumstances not covered by our severance plans, the Compensation Committee may consider separation agreements for executive officers on a case-by-case basis.

Our philosophy is that, outside of a change in control context, severance protections are only appropriate in the event an executive is involuntarily terminated by us without “cause.” In such circumstances, we provide severance benefits to our named executive officers under our Executive Severance Plan. Severance benefits in these circumstances generally consist of two years’ base salary, a pro-rata bonus for the bonus cycle in which the termination occurs (assuming 100% achievement of performance targets), six months’ accelerated vesting of equity awards and certain continued health and welfare benefits. For a more detailed description of the nature and amounts of severance benefits payable under our Executive Severance Plan, see “Potential Payments Upon Termination or Change in Control” below.

We believe that the occurrence or potential occurrence of a change of control transaction will create uncertainty regarding the continued employment of our named executive officers. This uncertainty results from the fact that many change of control transactions result in significant organizational changes, particular at the senior executive level. In order to encourage named executive officers to remain employed with us during an important time when their prospects for continued employment following the transaction are often uncertain, we provide named executive officers with additional severance protections under our Change of Control Severance Plan. We also provide severance protections under the plan to ensure that executive officers can objectively evaluate change in control transactions that may be in the best interests of stockholders despite the potential negative consequences such transactions may have on them personally. Under the Change of Control Severance Plan, all of our executives are eligible to receive severance benefits if the executive is terminated by us without “cause” as well as if the executive voluntarily terminates his employment for “good reason” within one year after a “change in control” or prior to and in connection with, or in anticipation of, a change of control transaction. In the context of a change of control, we believe that severance is appropriate if an executive voluntarily terminates employment with us for a “good reason” because in these circumstances we believe that a voluntary termination for good reason is essentially equivalent to an involuntary termination by us without cause. Good reason generally includes certain materially adverse changes in responsibilities, compensation, benefits or location of work place. In such circumstances, we provide severance benefits to our named executive officers under our Change of Control Severance Plan generally consisting of two years’ annual cash compensation, accelerated vesting of certain equity awards and certain continued health and welfare benefits. For a more detailed description of the nature and amounts of severance benefits payable under our Change of Control Severance Plan, see “Potential Payments Upon Termination or Change in Control” below.

We believe that the level of severance benefits provided to named executive officers under the Executive Severance Plan and the Change of Control Severance Plan is appropriate in light of severance protections available to executives at our peer group companies and is intended to provide named executive officers with financial and personal security during the period of time they are likely to be seeking subsequent employment.

We are also required under our Change of Control Severance Plan to reimburse our executives for any excise taxes imposed by Section 4999 of the Internal Revenue Code in the event any severance benefits constitute “excess parachute payments” under Section 280G of the Internal Revenue Code. This excise tax gross-up provision is intended to preserve the level of change of control severance protections that we have determined to be appropriate and to eliminate bias against a change in control transaction that may be beneficial to stockholders. We believe this protection is an appropriate and reasonable part of the compensation package for these executives and generally consistent with industry practice.

We generally do not believe that severance benefits should be paid unless there is an actual or, in the context of a change of control, constructive termination of an executive’s employment without cause. However, under our standard terms and conditions for stock options, restricted stock and restricted stock unit awards to our executive officers, such awards generally will immediately vest upon the occurrence of a change in control as defined in our 2004 Performance Incentive Plan. In addition, the standard terms and conditions of long-term performance cash awards to our executive officers provide that the long-term performance cash award will become immediately payable at its target level in the event of a change in control. We believe it is appropriate to fully vest equity and other long-term incentive awards in these change in control situations because such a transaction may effectively end the executive’s ability to realize any further value with respect to the awards.

Please see the “Potential Payments Upon Termination or Change in Control” section beginning on page 42 below for a description and quantification of the potential payments that may be made to the executive officers in connection with their termination of employment or a change in control.

Other Executive Compensation Program Policies

Equity Grant and Ownership Guidelines and Policies

Equity Award Guidelines.  We recognize that the granting of equity awards presents specific accounting, tax and legal issues. In accordance with equity award guidelines adopted by our Board of Directors, all equity awards to our executives and other employees will be approved and granted only by the Compensation Committee at telephonic or in-person meetings that are scheduled in advance and that occur outside of our established blackout periods. The authority to grant equity awards will not be delegated to any other committee, subcommittee or individual and will not occur by Unanimous Written Consent. It is also our intent that all stock option grants will have an exercise price per share equal to the closing market price of a share of our common stock on the grant date.

Executive Stock Ownership Guidelines.  To help achieve our compensation objective of linking the interests of our stockholders with those of our executive officers, we have established executive stock ownership guidelines covering our senior executives, including our named executive officers. The guidelines provide that each executive achieve ownership of a number of “qualifying shares” with a market value equal to the specified multiple of the executive’s base salary (in effect upon the later of February 6, 2008 or the date he or she first becomes subject to the guidelines) shown below.

Position	Multiple

CEO	5 x Salary
Executive Vice Presidents	1 x Salary
Senior Vice Presidents	1 x Salary

Each executive must achieve ownership of the required market value of shares before February 6, 2013 (or, if later, within three years of becoming subject to the guidelines). Thereafter, the executive must maintain ownership of at least the number of shares that were necessary to meet the executive’s required market value of ownership on the date the requirement was first achieved (subject to certain adjustments in the event of a change in base salary or position). Ownership that counts toward the guidelines includes common stock, restricted stock units, restricted stock, deferred stock units and common stock beneficially owned by the executive by virtue of being held in a trust, by a spouse or by the executive’s minor children. Shares the executive has a right to acquire through the exercise of stock options (whether or not vested) are not counted towards the stock ownership requirement. All of our named executive officers subject to the guidelines have met their required ownership level as of the date of this Proxy Statement.

IRC Section 162(m) Policy

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to a company’s chief executive officer and certain other highly compensated executive officers unless certain tests are met. It is our current intention that, so long as it is consistent with our overall compensation objectives and philosophy, executive compensation will be structured so as to be deductible for federal income tax purposes to the extent reasonably possible. Our 2004 Performance Incentive Plan has been structured so that any taxable compensation derived pursuant to the exercise of stock options approved by the Compensation Committee and granted under that plan should not be subject to the Section 162(m) deductibility limitations. In addition, in most cases, the long-term performance cash awards to our executive officers are intended to be exempt from the Section 162(m) deductibility limitations. Base salaries, bonuses under the ICP, long-term cash retention awards and restricted stock or stock unit awards with time-based vesting do not, however, satisfy all the requirements of Section 162(m) and, accordingly, are not exempt from the Section 162(m) deductibility limitations. Nevertheless, the Compensation Committee has determined that these plans and policies are in our best interests and the best interests of our stockholders since the plans and policies help us to achieve our compensation objectives. The Compensation Committee will, however, continue to consider, among other relevant factors, the deductibility of compensation when it reviews our compensation plans and policies.

The following report of our Compensation Committee shall not be deemed soliciting material or to be filed with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Securities Exchange Act or to the liabilities of Section 18 of the Securities Exchange Act, nor shall any information in this report be incorporated by reference into any past or future filing under the Securities Act or the Securities Exchange Act, except to the extent that we specifically request that it be treated as soliciting material or specifically incorporate it by reference into a filing under the Securities Act or the Securities Exchange Act.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management, and based on that review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement for our 2009 Annual Meeting of Stockholders and incorporated by reference into our 2009 Annual Report on Form 10-K.

COMPENSATION COMMITTEE

Michael D. Lambert, Chairman
Roger H. Moore
Thomas E. Pardun

August 12, 2009

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

All of the Compensation Committee members whose names appear on the Compensation Committee Report above were members of the Compensation Committee during all of fiscal 2009. All members of the Compensation Committee during fiscal 2009 were independent directors and none of them were our employees or former employees or had any relationship with us requiring disclosure under rules of the Securities Exchange Commission requiring disclosure of certain transactions with related persons. There are no Compensation Committee interlocks between us and other entities in which one of our executive officers served on the compensation committee (or equivalent body) or the board of directors of another entity whose executive officer(s) served on our Compensation Committee or Board of Directors.

EXECUTIVE COMPENSATION TABLES AND NARRATIVES

Fiscal Years 2007 — 2009 Summary Compensation Table

The following table presents information regarding compensation earned for fiscal years 2007, 2008 and 2009 by all individuals who served as our Chief Executive Officer or Chief Financial Officer during fiscal 2009 and our two other executive officers who were serving as executive officers at the end of fiscal 2009. In this Proxy Statement, we refer to these individuals as our named executive officers. Unless otherwise noted, the footnote disclosures apply to fiscal 2009 compensation. For an explanation of the amounts included in the table for fiscal years 2007 or 2008, please see the footnote disclosures in our Proxy Statement for the corresponding fiscal year.

							Change in
							Pension Value
							and
						Non-Equity	Nonqualified
				Stock	Option	Incentive Plan	Deferred	All Other
	Fiscal	Salary	Bonus	Awards	Awards	Compensation	Compensation	Compensation	Total
Name and Principal Position	Year	($)	($)	($)(1)	($)(2)	($)(3)	Earnings ($)	($)(4)	($)

John F. Coyne	2009	737,308	—	5,211,511	1,010,691	4,627,691	—	3,173	11,590,374
President and Chief Executive	2008	800,000	135,000	6,120,142	723,678	4,768,000	—	51,019	12,597,839
Officer	2007	724,423	90,000	3,809,537	435,489	2,573,500	—	18,297	7,651,246
Timothy M. Leyden	2009	475,000	—	754,819	493,122	777,646	—	3,173	2,503,760
Executive Vice President and	2008	442,904	84,375	567,955	336,843	1,095,000	—	9,514	2,536,591
Chief Financial Officer	2007	62,923	75,000	23,138	13,325	46,865	—	5,736	226,987
Raymond M. Bukaty	2009	380,462	—	240,668	216,638	444,739	—	3,075	1,285,582
Senior Vice President,	2008	400,000	75,000	339,921	227,256	1,200,000	—	22,750	2,264,927
Administration, General	2007	400,000	—	1,037,013	275,297	375,000	—	20,460	2,107,770
Counsel and Secretary
Hossein M. Moghadam	2009	380,462	—	913,911	143,327	211,939	—	17,169	1,666,808
Senior Vice President, Chief	2008	400,000	277,500	1,156,331	223,054	1,440,000	—	19,750	3,516,635
Technology Officer	2007	400,000	135,000	932,292	251,766	559,500	—	19,100	2,297,658

(1)	The amounts shown are the aggregate compensation expense recognized in our financial statements for the indicated fiscal year related to restricted stock or restricted stock units awarded to each named executive officer in that fiscal year and past fiscal years to the extent we recognized compensation cost in such fiscal year for such awards in accordance with the provisions of FAS 123(R). These expenses were calculated based on the closing market price of our common stock on the respective grant dates and the other assumptions described in Note 8 in the Notes to Consolidated Financial Statements included in our 2009 Annual Report on Form 10-K (or, with respect to awards granted prior to fiscal 2009, the corresponding note in our Form 10-K for the fiscal year in which the grant was made), but exclude the impact of estimated forfeitures related to service-based vesting conditions. There were no forfeitures of stock awards during fiscal 2009 by our named executive officers.

See “Fiscal 2009 Grants of Plan-Based Awards Table” below for information on awards made in fiscal 2009.

(2)	The amounts shown are the aggregate compensation expense recognized in our financial statements for the indicated fiscal year related to stock options granted to each named executive officer in that fiscal year and past fiscal years to the extent we recognized compensation cost in such fiscal year for such awards in accordance with the provisions of FAS 123(R). These expenses were calculated based on the assumptions described in Note 8 in the Notes to Consolidated Financial Statements included in our 2009 Annual Report on Form 10-K (or, with respect to awards granted prior to fiscal 2009, the corresponding note in our Form 10-K for the fiscal year in which the grant was made), but exclude the impact of estimated forfeitures related to service-based vesting conditions. There were no forfeitures of option awards during fiscal 2009 by our named executive officers.

See “Fiscal 2009 Grants of Plan-Based Awards Table” below for information on awards made in fiscal 2009.

(3)	The table below summarizes the non-equity incentive plan compensation earned by our named executive officers in fiscal 2009. These amounts and our Incentive Compensation Plan and long-term cash awards are more fully described in the “Compensation Discussion and Analysis” section above and in the “Description of Compensation Arrangements for Named Executive Officers” section below.

			Long-Term Cash
			Award(s)
Name	ICP-1st Half FY09	ICP-2nd Half FY09	Earned in FY09

John F. Coyne	—	747,691	3,880,000
Timothy M. Leyden	—	253,846	523,800
Raymond M. Bukaty	—	211,939	232,800
Hossein M. Moghadam	—	211,939	—

(4)	The table below summarizes all other compensation to each of our named executive officers in fiscal 2009:

		401(k) Company
		Matching	Payout of Accrued
Name	Perquisites(a)	Contributions	Vacation

John F. Coyne	—	3,173	—
Timothy M. Leyden	—	3,173	—
Raymond M. Bukaty	—	3,075	—
Hossein M. Moghadam	—	1,400	15,769

(a)	No amount is shown because the aggregate amount of perquisites and other personal benefits paid to each such individual during fiscal 2009 was less than $10,000.

Fiscal 2009 Grants of Plan-Based Awards Table

The following table presents information regarding all grants of plan-based awards made to our named executive officers during our fiscal year ended July 3, 2009.

			Estimated Future Payouts Under
			Non-Equity Incentive Plan Awards
						All Other	All Other
						Stock	Option	Exercise
						Awards:	Awards:	or Base	Grant Date
						Number of	Number of	Price	Fair Value
						Shares of	Securities	of	of Stock
						Stock or	Underlying	Option	and Option
		Grant	Threshold	Target	Maximum	Units	Options	Awards	Awards
Name	Award Type(1)	Date	($)	($)	($)	(#)(2)	(#)(3)	($/Sh)	($)(4)

John F. Coyne	ICP — 1st Half	07/01/08	$266,106	$532,211	$1,064,422	—	—	—	—
	Options	09/11/08	—	—	—	—	150,000	23.78	1,482,075
	LT Cash (FY09-10)(5)	09/11/08	$1,000,000	$2,000,000	$6,000,000	—	—	—	—
	ICP — 2nd Half	12/31/08	$233,654	$467,307	$934,614	—	—	—	—
Timothy M. Leyden	ICP — 1st Half	07/01/08	$98,799	$197,597	$395,194	—	—	—	—
	RSUs	09/11/08	—	—	—	24,469	—	—	581,873
	Options	09/11/08	—	—	—	—	68,256	23.78	674,403
	LT Cash (FY09-10)(5)	09/11/08	$300,000	$600,000	$1,800,000	—	—	—	—
	ICP — 2nd Half	12/31/08	$79,327	$158,654	$317,308	—	—	—	—
Raymond M. Bukaty	ICP — 1st Half	07/01/08	$76,443	$152,885	$305,770	—	—	—	—
	RSUs	09/11/08	—	—	—	11,286	—	—	268,381
	Options	09/11/08	—	—	—	—	31,483	23.78	311,067
	LT Cash (FY09-10)(5)	09/11/08	$138,375	$276,750	$830,250	—	—	—	—
	ICP — 2nd Half	12/31/08	$66,231	$132,461	$264,922	—	—	—	—
Hossein M. Moghadam	ICP — 1st Half	07/01/08	$76,443	$152,885	$305,770	—	—	—	—
	ICP — 2nd Half	12/31/08	$66,231	$132,461	$264,922	—	—	—	—

(1)	To help explain this table and the awards granted to our named executive officers in fiscal 2009, we have included an additional column showing the type of award granted.

(2)	Represents restricted stock units awarded to the named executive officer under our 2004 Performance Incentive Plan. See “Description of Compensation for Named Executive Officers — Equity-Based Awards” below for more information about these awards.

(3)	Except as otherwise noted below, represents stock options awarded to the named executive officer under our 2004 Performance Incentive Plan. See “Description of Compensation for Named Executive Officers — Equity-Based Awards” below for more information about these awards.

(4)	The dollar value of the options shown represents the grant date fair value of the award computed in accordance with FAS 123(R). See Note 8 in the Notes to Consolidated Financial Statements included in our 2009 Annual Report on Form 10-K for more information about the assumptions used to determine these amounts. The dollar value of the restricted stock units shown represents the grant date fair value calculated based on the closing market price of our common stock on the respective grant dates.

(5)	Represents a long-term performance cash award granted to the named executive officer under our 2004 Performance Incentive Plan for the performance period covering fiscal years 2009 and 2010. The award will be payable in cash at the end of the performance period based on our achievement of specified adjusted operating income and revenue goals that correspond to specific payment percentages ranging between 0% and 300% of the target award value.

Description of Compensation Arrangements for Named Executive Officers

Overview

The “Fiscal Years 2007 — 2009 Summary Compensation Table” above quantifies the value of the different forms of compensation earned by our named executive officers in fiscal years 2007, 2008 and 2009, and the “Fiscal 2009 Grants of Plan-Based Awards Table” table above provides information regarding the equity awards and non-equity incentive awards granted to our named executive officers in fiscal 2009. These tables should be read in conjunction with the narrative descriptions and additional tables that follow.

We have entered into an employment agreement with Mr. Coyne. We do not have an employment agreement with any of the other named executive officers. As a result, the Compensation Committee determined the base salary, bonus and other equity and non-equity incentive awards to our other named executive officers in fiscal 2009 in the manner described above under “Compensation Discussion and Analysis” beginning on page 20. For Mr. Coyne, base salary, the target bonus award under our Incentive Compensation Plan and other equity and non-equity incentive awards were determined in fiscal 2009 in accordance with the terms of his employment agreement with us, as summarized below, and the other factors considered by the Compensation Committee, as described above under “Compensation Discussion and Analysis.”

Employment Agreement with Mr. Coyne

On October 31, 2006, we entered into an employment agreement with Mr. Coyne that provided for his promotion to President and Chief Executive Officer effective January 2, 2007. In accordance with the agreement, on January 2, 2007, Mr. Coyne’s annual base salary increased to $800,000, his target bonus award under our semi-annual Incentive Compensation Plan, or ICP, increased to 100% of his semi-annual base salary and he became entitled to participate in our other benefit plans on terms consistent with those generally applicable to our other senior executives. On September 12, 2007, the Compensation Committee approved an increase in his target bonus under the ICP to 125% of his semi-annual base salary. On September 11, 2008, the Compensation Committee approved an increase in Mr. Coyne’s base salary to $900,000, and an increase in Mr. Coyne’s target bonus under the ICP to 150% of his semi-annual base salary. In connection with the cost restructuring plan the company approved in December 2008, the Compensation Committee approved a voluntary reduction in Mr. Coyne’s base salary to $600,000.

Under the agreement, Mr. Coyne also received two long-term performance cash awards, each of which provide for a cash bonus opportunity with a target amount of $1,000,000. One cash award covered the performance period July 1, 2006 through June 29, 2007 and was subject to our achievement of specified adjusted operating income and revenue goals that correspond to specific payment percentages ranging between

0% and 200%. Mr. Coyne received a payment in respect of this award in the amount of $1,686,000, which was reported in the Summary Compensation Table in our proxy statement for fiscal 2007. The second cash award covered the performance period July 1, 2006 through June 27, 2008 and was also subject to our achievement of specified adjusted operating income and revenue goals that correspond to specific payment percentages ranging between 0% and 200%. Mr. Coyne received a payment in respect of this award in the amount of $2,000,000, which is reported in the Summary Compensation Table in our proxy statement for fiscal 2008.

In addition, the agreement provides that each year during Mr. Coyne’s employment with us as President and Chief Executive Officer commencing in fiscal 2008, Mr. Coyne will receive a long-term performance cash award providing for a cash opportunity with a target amount of at least $2,000,000. These subsequent long-term performance cash awards will be based on a 24-month performance period and will be subject to the achievement of performance objectives to be established by our Compensation Committee. See “Non-Equity Incentive Plan Compensation and Awards” below for a further description of the long-term performance cash award granted to Mr. Coyne during fiscal 2009.

On January 31, 2007, in accordance with his agreement, Mr. Coyne also received an award of 1,100,000 restricted stock units. Subject to Mr. Coyne’s continued employment with us, these units will vest and become payable in an equivalent number of shares of our common stock as follows: 110,000 units on January 1, 2008, 110,000 units on January 1, 2009, 330,000 units on January 1, 2010, 110,000 units on January 1, 2011 and 440,000 units on January 1, 2012. Also on January 31, 2007, Mr. Coyne received a stock option to purchase 120,000 shares of our common stock. The exercise price per share of the option equals the closing market price of our common stock on the January 31, 2007 grant date of the option. In addition, the agreement provides that in each of our four fiscal years commencing with fiscal 2008, Mr. Coyne will receive a stock option to purchase additional shares of our common stock. The number of shares subject to these stock options will be determined in the good faith discretion of our Compensation Committee based on Mr. Coyne’s individual performance, our performance and market benchmark comparisons of our composite market data for chief executive officers.

Our employment agreement with Mr. Coyne expires January 1, 2012, subject to certain termination provisions. For a description of these termination provisions and additional information regarding the severance benefits to which Mr. Coyne is entitled under his employment agreement with us, see “Potential Payments upon Termination or Change in Control” below.

Non-Equity Incentive Plan Compensation and Awards

Incentive Compensation Plan.  Under our Incentive Compensation Plan, or ICP, our executive officers and other participating employees are eligible to receive cash bonus awards on a semi-annual basis. The amount of the bonuses payable under our ICP are determined based on our achievement of operating and/or financial performance goals established by the Compensation Committee semi-annually as well as other discretionary factors, including non-financial and strategic operating objectives, business and industry conditions and individual and business group performance.

The executive is generally required to remain employed with us through the date on which the Compensation Committee determines, and we pay, the bonus amounts for the applicable semi-annual period to be eligible to receive payment of the bonus for that period. See the “Compensation Discussion and Analysis” beginning on page 20 above for a more detailed description of our Incentive Compensation Plan.

The following table reflects each executive’s target and actual semi-annual bonus opportunity under the ICP for fiscal 2009:

	First Half of Fiscal 2009			Second Half of Fiscal 2009
	Target			Target
	Semi-			Semi-
	Annual	Funding	ICP Bonus	Annual	Funding	ICP Bonus	Total Fiscal
Name	ICP Bonus	%	Amount	ICP Bonus	%	Amount	2009 Bonus(a)

John F. Coyne	$532,211	0%	$0	$467,307	160%	$747,691	$747,691
Timothy M. Leyden	$197,597	0%	$0	$158,654	160%	$253,846	$253,846
Raymond M. Bukaty	$152,885	0%	$0	$132,461	160%	$211,939	$211,939
Hossein M. Moghadam	$152,885	0%	$0	$132,461	160%	$211,939	$211,939

(a)	These amounts are included in the “Non-Equity Incentive Plan Compensation” column of the “Fiscal Years 2007 — 2009 Summary Compensation Table” above.

Long-Term Performance Cash Awards.  The long-term performance cash awards reported in the “Fiscal 2009 Grants of Plan-Based Awards Table” were granted under, and are subject to, the terms of our 2004 Performance Incentive Plan. Each long-term performance cash award is valued at a target amount as determined by the Compensation Committee and will be payable in cash at the end of a fixed performance period in an amount ranging between 0% and 300% of the target amount depending upon the level of our achievement against one or more operating and/or financial performance goals established by the Compensation Committee. For a description of the accelerated vesting conditions of the long-term performance cash awards in the event of certain termination or change in control events, see “Potential Payments upon Termination or Change in Control” below.

In addition, during fiscal 2009, each of our named executive officers other than Dr. Moghadam received payments under long-term performance cash awards previously awarded to them by the Compensation Committee, as more fully described above in the “Compensation Discussion and Analysis.” In light of our actual revenue and adjusted operating income results versus the targets described in the “Compensation Discussion and Analysis” section above, the following amounts were paid to named executive officers under these long-term cash awards.

				Amount Earned
	Target Long-Term	Performance	Payout Percentage	Under Long-Term
Name	Cash Award	Period	(% of Target)	Cash Award(a)

John F. Coyne	$2,000,000	FY 08 and 09	194%	$3,880,000
Timothy M. Leyden	$270,000	FY 08 and 09	194%	$523,800
Raymond M. Bukaty	$120,000	FY 08 and 09	194%	$232,800
Hossein M. Moghadam	—	—	—	—

(a)	These amounts, along with the ICP bonuses earned by the executives for fiscal 2009 as described above, are included in the “Non-Equity Incentive Plan Compensation” column of the “Fiscal Years 2007 — 2009 Summary Compensation Table” above.

Equity-Based Awards

Each stock option and restricted stock unit award reported in the “Fiscal 2009 Grants of Plan-Based Awards Table” was granted by the Compensation Committee under, and is subject to, the terms of our 2004 Performance Incentive Plan. The Board of Directors has delegated general administrative authority for the 2004 Performance Incentive Plan to the Compensation Committee. The Compensation Committee has broad authority under the 2004 Performance Incentive Plan with respect to awarding grants, including to select participants and determine the type of award they are to receive, to determine the number of shares that are to be subject to awards and the terms and conditions of awards, to accelerate or extend the vesting or exercisability or extend the term of any or all outstanding awards, to make certain adjustments to an outstanding award and to authorize the conversion, succession or substitution of an award upon the occurrence of certain corporate events such as reorganizations, mergers and stock splits, and to make provision for the payment of the purchase price of an award (if any) and ensure that any tax withholding obligations incurred in respect of awards are satisfied.

Stock Options.  Each stock option reported in the “Fiscal 2009 Grants of Plan-Based Awards Table” has a per-share exercise price equal to the closing market price of a share of our common stock on the grant date as reported on the composite tape for securities listed on the New York Stock Exchange. In addition, each stock option granted to our named executive officers in fiscal 2009 vests 25% on the first anniversary of its grant date and 6.25% at the end of each three-month period thereafter until the stock option is fully vested on the fourth anniversary of its grant.

Once vested, each stock option will generally remain exercisable until its normal expiration date. Stock options granted during fiscal 2009 expire on the seventh anniversary of their grant date. Outstanding options, however, may terminate earlier in connection with the termination of the named executive officer’s employment with us. In the event an executive’s employment terminates, stock options granted to the executive will generally remain exercisable until the earlier to occur of three months following the executive’s severance date or the expiration date of the stock options, except that all outstanding stock options held by an executive will terminate immediately in the event the executive’s employment is terminated for cause. Subject to the earlier expiration of the stock options, stock options granted to the named executive officer will remain exercisable for a longer period upon the occurrence of specified events, as follows: one year in the event the executive ceases to be an employee due to his total disability; three years in the event of the executive’s death; and three years after the executive meets the criteria of a “qualified retiree” by satisfying certain minimum service-period requirements.

Additional information regarding the vesting acceleration provisions applicable to option awards granted to our named executive officers is included below under the heading “Potential Payments upon Termination or Change in Control.”

Restricted Stock Units.  Each restricted stock unit award granted to our named executive officers in fiscal 2009 represents a contractual right to receive one share of our common stock per restricted stock unit on the vesting date(s) of the restricted stock units. The vesting dates of the restricted stock unit awards reported in the “Fiscal 2009 Grants of Plan-Based Awards Table” are disclosed in the “Outstanding Equity Awards at Fiscal 2009 Year-End Table” table below. Restricted stock units are credited to a bookkeeping account that we have established on behalf of each named executive officer.

Our named executive officers are not entitled to voting rights with respect to their restricted stock units. However, if we pay an ordinary cash dividend on our outstanding shares of common stock, the named executive officer will have the right to receive a dividend equivalent with respect to any unpaid restricted stock unit (whether vested or not) held as of the record date for the dividend payment. A dividend equivalent is a credit to the named executive officer’s bookkeeping account of an additional number of restricted stock units equal to (i) the per-share cash dividend, multiplied by (ii) the number of restricted stock units held by the named executive officer as of the record date of the dividend payment, divided by (iii) the per-share closing market price of our common stock on the date the dividend is paid. Dividend equivalents will be subject to the same vesting, payment and other terms and conditions as the original stock units to which they relate (except that dividend equivalents may be paid in cash based on the closing market price of a share of our common stock on the date of payment).

Outstanding Equity Awards at Fiscal 2009 Year-End Table

The following table presents information regarding the current holdings of stock options and stock awards held by each of our named executive officers as of July 3, 2009. This table includes vested but unexercised stock option awards, unvested and unexercisable stock option awards, and unvested awards of restricted stock units.

		Option					Stock
		Awards					Awards
							Number of		Market
			Number of				Shares or		Value of
		Number of	Securities				Units of		Shares or
		Securities	Underlying				Stock		Units of
		Underlying	Unexercised				That		Stock That
		Unexercised	Options		Option	Option	Have Not		Have Not
	Grant	Options	(#)		Exercise	Expiration	Vested		Vested
Name	Date(1)	(#) Exercisable	Unexercisable		Price ($)	Date	(#)		($)(2)

John F. Coyne	09/23/02	14,062	—		3.85	09/23/12	—		—
	10/24/03	21,875	—		12.84	10/24/13	—		—
	11/09/04	41,250	—		8.89	11/09/14	—		—
	11/17/05	250,000	—		13.76	11/17/15	—		—
	05/11/06	48,750	16,250	(3)	20.13	05/11/16	—		—
	01/31/07	67,500	52,500	(3)	19.60	01/31/17	880,000	(4)	23,073,600
	09/12/07	54,688	70,312	(3)	23.46	09/12/14	—		—
	09/11/08	—	150,000	(3)	23.78	09/11/15	—		—

Total		498,125	289,062				880,000		23,073,600

Timothy M. Leyden	06/12/07	75,000	75,000	(3)	19.89	06/12/14	25,000	(5)	655,500
	09/12/07	12,950	16,650	(3)	23.46	09/12/14	11,723	(6)	307,377
	09/11/08	—	68,256	(3)	23.78	09/11/15	24,469	(6)	641,577

Total		87,950	159,906				61,192		1,604,454

Raymond M. Bukaty	09/24/03	38,500	—		13.07	09/24/13	—		—
	01/20/05	14,500	—		10.21	01/20/15	—		—
	11/27/06	23,674	14,204	(3)	20.24	11/27/16	17,045	(6)	446,920
	09/12/07	5,756	7,399	(3)	23.46	09/12/14	5,210	(6)	136,606
	09/11/08	—	31,483	(3)	23.78	09/11/15	11,286	(6)	295,919

Total		82,430	53,086				33,541		879,445

Hossein M. Moghadam	09/03/04	1,875	—		8.01	09/03/14	—		—
	11/09/04	12,000	—		8.89	11/09/14	—		—
	02/16/06	5,256	2,628	(3)	23.97	02/16/16	—		—
	11/27/06	20,511	19,886	(3)	20.24	11/27/16	23,863	(6)	625,688
	02/06/07	—	—		—	—	80,000	(7)	2,097,600

Total		39,642	22,514				103,863		2,723,288

(1)	To help explain this table and the awards held by our named executive officers, we have included an additional column showing the grant date of each stock option and stock award.

(2)	The amount shown for the market value of the stock awards is based on the $26.22 closing price of our common stock on July 2, 2009, the last trading day in fiscal 2009.

(3)	These stock option awards are scheduled to vest as to 25% of the underlying shares on the first anniversary of the grant date, and as to an additional 6.25% of the underlying shares at the end of each three-month period thereafter until the award is fully vested on the fourth anniversary of the grant date.

(4)	This stock unit award is scheduled to vest as follows: (i) 330,000 stock units vest on January 1, 2010; (ii) 110,000 stock units vest on January 1, 2011; and (iii) 440,000 stock units vest on January 1, 2012.

(5)	This stock unit award is scheduled to vest in three substantially equal annual installments on each of the first, second and third anniversaries of the grant date.

(6)	These stock unit awards are scheduled to vest in full on the third anniversary of the grant date.

(7)	This stock unit award vested in full on August 6, 2009.

Fiscal 2009 Option Exercises and Stock Vested Table

The following table presents information regarding the amount realized upon the exercise of stock options and the vesting of restricted stock or restricted stock unit awards for our named executive officers during fiscal 2009.

			Stock Awards
	Option Awards		Number of
	Number of	Value	Shares	Value
	Shares	Realized on	Acquired on	Realized on
	Acquired on	Exercise	Vesting	Vesting
Name	Exercise (#)	($)	(#)	($)(1)

John F. Coyne	—	—	240,000	3,273,000
Timothy M. Leyden	—	—	25,000	628,500
Raymond M. Bukaty	—	—	72,000	1,984,140
Hossein M. Moghadam	—	—	42,974	870,242

(1)	The amount shown for the value realized on the vesting of stock awards equals the number of shares of our common stock acquired by the executive officer upon vesting of his stock award during fiscal 2009 multiplied by the closing price of the stock on the applicable vesting date of the award.

Fiscal 2009 Non-Qualified Deferred Compensation Table

The following table presents information regarding the contributions to, investment earnings, distributions and total value of our named executive officers’ balances under our Deferred Compensation Plan during fiscal 2009.

			Aggregate		Aggregate
	Executive	Registrant	Earnings	Aggregate	Balance
	Contributions in	Contributions in	in Last	Withdrawals	at Last
	Last FY	Last FY	FY	/Distributions	FYE
Name	($)	($)	($)(1)	($)	($)(2)

John F. Coyne	—	—	(196,816)	—	1,248,901
Timothy M. Leyden	—	—	—	—	—
Raymond M. Bukaty	—	—	(76,952)	(78,224)	321,908
Hossein M. Moghadam	—	—	—	—	—

(1)	The amounts reflect a net loss based on interest earned for fiscal 2009 on the portion of the plan account balance allocated to the declared rate interest fund offered under the plan, less depreciation during fiscal 2009 of the portion of the plan account balance deemed invested in the other available market measurement funds offered under the plan. The interest taken into account in determining these amounts is not considered to be above-market earnings under applicable Securities and Exchange Commissions rules. Accordingly, in accordance with the Securities and Exchange Commission’s rules, we did not include interest earned on deferred compensation as compensation to the named executive officers in the “Fiscal Years 2007 — 2009 Summary Compensation Table” above.

(2)	The balances reported represent compensation already reported in the “Fiscal Years 2007 — 2009 Summary Compensation Table” in this year’s Proxy Statement and its equivalent table in prior years’ proxy statements, except for the earnings on contributions that are not considered to be at above-market rates under Securities and Exchange Commission rules and for amounts earned while the individual was not a named executive officer under Securities and Exchange Commission rules.

Non-Qualified Deferred Compensation Plan

We permit our named executive officers and other key employees to elect to receive a portion of their compensation reported in the “Fiscal Years 2007 — 2009 Summary Compensation Table” on a deferred basis under our Deferred Compensation Plan. Under the plan, each participant may elect to defer a minimum of $2,000 and a maximum of 100% of his or her eligible compensation that may be earned during the year under our Incentive Compensation Plan.

Under the plan, we are permitted to make additional discretionary contributions with respect to amounts deferred under the plan. These discretionary contributions vest over a five-year service period. The service period begins on July 1 of the year for which the contribution was made and ends on June 30 of the same year, except that the first year of service is earned as long as the participant is employed for at least six months of that service year. Discretionary contributions will become 100% vested upon the retirement or disability of the participant or a change in control. We did not make any discretionary contributions during fiscal 2009. In addition, we have not in the past made any discretionary contributions under the Deferred Compensation Plan to any of our current named executive officers.

For cash amounts deferred under the plan, the participant may elect one or more measurement funds to be used to determine investment gains or losses to be credited to his or her account balance, including certain mutual funds and, prior to 2009, a declared rate fund under which we credit interest at a fixed rate for each plan year. The fixed interest rate was 5.25% for each of calendar years 2006 through 2008. Effective January 1, 2009, the fixed interest rate investment option was eliminated from the plan.

Under the Deferred Compensation Plan, cash amounts deferred by a participant may be deferred until a specified date, retirement, disability or death. At the participant’s election, compensation deferred until retirement or death may be paid as a lump sum or in installments over five, ten, fifteen or twenty years. If the participant’s employment terminates before the participant qualifies for retirement, including due to disability, the participant’s deferred compensation balance will be paid in a single lump sum upon termination. Emergency hardship withdrawals are also permitted under the plan.

Under our Deferred Compensation Plan, we also permit the named executive officers and other key employees to defer receipt of any restricted stock units awarded under our 2004 Performance Incentive Plan beyond the vesting date of the award. A participant can elect to defer receipt of restricted stock units until a specified date, retirement, disability or death, as described above. If a participant makes an election to defer restricted stock units, the participant will receive a distribution with respect to the restricted stock units (including any stock units credited as dividend equivalents) in an equivalent number of shares of our common stock in accordance with the participant’s deferral election.

Potential Payments upon Termination or Change in Control

The following section describes severance and change in control plans covering our named executive officers and certain agreements we have entered into with some of our named executive officers that could require us to make payments to the executives in connection with certain terminations of their employment with us and/or a change in control.

Change in Control — No Termination

Upon the occurrence of a “change in control,” all unvested stock options, shares of restricted stock and restricted stock units granted to an employee who was one of our executive officers at the time of grant will immediately vest regardless of whether there has also been a termination of employment. In addition, upon the occurrence of a change in control, all outstanding long-term performance cash awards granted to an employee who was one of our executive officers at the time of grant will immediately become payable in an amount equal to 100% of the target cash award granted to the officer. For these purposes, “change in control” generally means an acquisition by any person or group of more than one-third of our stock, certain majority changes in our board of directors over a period of not more than two years, mergers and similar transactions that result in a 50% or greater change in our ownership, and certain liquidations and dissolutions of the company. For a specific definition, please refer to the applicable stock plan or form of award agreement as filed with the Securities and Exchange Commission.

For all other equity awards (including awards granted to named executive officers at a time when they were not also one of our executive officers), if we dissolve or do not survive following a merger, business combination, or other reorganization, each award generally will become fully vested unless the Compensation Committee provides for the assumption, substitution, or other continuation or settlement of the award.

Unless otherwise determined by the Compensation Committee, any stock options that are vested prior to or that become vested in connection with a transaction referred to above will generally terminate if not exercised prior to the transaction.

Change in Control — Termination Without Cause or For Good Reason

In addition to the change in control benefits described above, executive officers may be entitled to severance benefits in the event of certain terminations of employment upon or following a change in control. These benefits are provided under our Change of Control Severance Plan, which was adopted by our Board of

Directors on March 29, 2001. The severance benefits are payable if we or our subsidiaries terminate the employment of the executive officer without “cause” or the employee voluntarily terminates his or her employment for “good reason” within one year after a change of control or prior to and in connection with, or in anticipation of, such a change.

For these purposes, “change in control” generally has the same meaning as described in the preceding section. For these purposes, “cause” generally means the commission of certain crimes by the executive, the executive’s willful engaging in fraud or dishonest conduct, refusal to perform certain duties, breach of fiduciary duty, or breach of certain other violations of company policy. For these purposes, “good reason” generally means the assignment to the executive of materially inconsistent duties, a significant adverse change in the executive’s reporting relationship, certain reductions in compensation or benefits, and certain relocations of the executive’s employment. For the specific definitions of change in control, cause and good reason, please refer to the Change of Control Severance Plan as filed with the Securities and Exchange Commission.

For each of the named executive officers, the severance benefits generally consist of the following:

(1) a lump sum payment equal to two times the sum of the officer’s annual base compensation plus the target bonus as in effect immediately prior to the change in control or as in effect on the date of notice of termination of the officer’s employment with us, whichever is higher;

(2) 100% vesting of any unvested stock options granted to the officer by us;

(3) extension of the period during which the officer may exercise his or her stock options to the longer of (a) 90 days after the date of termination of his or her employment and (b) the period specified in the plan or agreement governing the options;

(4) continuation for a period of 24 months of the same or equivalent life, health, hospitalization, dental and disability insurance coverage and other employee insurance or welfare benefits, including equivalent coverage for the officer’s spouse and dependent children, and a car allowance equal to what the officer was receiving immediately prior to the change in control, or a lump sum payment equal to the cost of obtaining coverage for 24 months if the officer is ineligible to be covered under the terms of our insurance and welfare benefits plans; and

(5) a lump sum payment equal to the amount of in-lieu payments that the officer would have been entitled to receive during the 24 months after termination of his or her employment if, prior to the change in control, the officer was receiving any cash-in-lieu payments designed to enable the officer to obtain insurance coverage of his or her choosing.

Any health and welfare benefits will be reduced to the extent of the receipt of substantially equivalent coverage by the officer from any successor employer. Generally, the benefits will be increased to the extent the officer has to pay taxes associated with “excess parachute payments” under Sections 280G and 4999 of the Internal Revenue Code so that the net amount received by the officer is equal to the total payments he or she would have received had the tax not been incurred.

Termination Without Cause — No Change in Control

Our Board of Directors adopted an Executive Severance Plan on February 16, 2006, which provides for certain severance benefits in the event a executive’s employment is terminated without “cause.” For these purposes, “cause” generally has the meaning described in the preceding section. For the specific definition of cause, please refer to the Executive Severance Plan as filed with the Securities and Exchange Commission.

Participants in the Executive Severance Plan include members of our senior management who our Board of Directors or Compensation Committee has designated as a Tier 1 Executive, Tier 2 Executive or Tier 3 Executive. The level of severance benefits payable under the Executive Severance Plan depend upon the executive’s designated Tier. The Compensation Committee has designated each of our named executive officers as a Tier 1 Executive under our Executive Severance Plan.

The Executive Severance Plan provides that a Tier 1 Executive such as each of our named executive officers will receive the following severance benefits in the event we terminate the executive’s employment without cause:

(1) a lump severance payment minus applicable taxes equal to the executive’s monthly base salary multiplied by twenty-four (24);

(2) a lump sum pro-rata bonus payment minus applicable taxes under our bonus program for the bonus cycle in which the executive’s termination date occurs (determined based on the number of days in the applicable bonus cycle during which the executive was employed (not to exceed six months) and assuming 100% of the performance targets subject to the bonus award are met regardless of actual funding by us);

(3) acceleration of the vesting of the executive’s then outstanding equity awards that are subject to time-based vesting to the extent such equity awards would have vested and become exercisable or payable, as applicable, if the executive had remained employed for an additional six months;

(4) outplacement services provided by a vendor chosen by us and at our expense for 12 months following the executive’s termination of employment; and

(5) payment by us of applicable COBRA premium payments following expiration of the executive’s company-provided medical, dental and/or vision coverage existing as of the executive’s termination date for eighteen (18) months or, if earlier, until the executive otherwise becomes eligible for equivalent coverage under another employer’s plan.

Payment of severance benefits under the Executive Severance Plan is conditioned upon the executive’s execution of a valid and effective release of claims. In addition, no executive is entitled to a duplication of benefits under the Executive Severance Plan or any other severance plan of ours or our subsidiaries.

Qualified Retirement

In the event an employee retires from employment at a time when the employee meets the criteria of a “qualified retiree” under our standard terms and conditions for stock options, all unvested stock options held by the employee at the time of termination will accelerate. For stock options granted prior to November 2004, an employee will be a “qualified retiree” if the employee is at least age 55 at the time of retirement and his or her age plus total years of continuous service with us totals at least 65. For stock options granted after November 2004, the employee is also generally required to have at least five years of continuous service with us and, for stock options granted after May 2006, in addition to having at least five years of continuous service with us, the employee must also be at least age 65 at the time of retirement and his or her age plus total years of continuous service with us must total at least 75.

If an employee meets the applicable “qualified retiree” criteria, the employee’s stock options will remain exercisable for three years after his or her retirement or until their earlier expiration but will immediately terminate in the event the employee provides services to one of our competitors or otherwise competes with us. In that event, we will have the right to recover any profits realized by the employee from exercising the stock options during the six-month period prior to the date the employee commenced providing such services to a competitor.

Death

In the event of an employee’s death, the vesting of long-term incentive awards previously granted to the employee will accelerate as described below.

•	For stock options, all unvested stock options held by the employee at the time of death will immediately vest and be exercisable, and the stock options will remain exercisable for three years after the date of the employee’s death or until the earlier expiration of the stock option.

•	For awards of restricted stock, all shares due to vest on the next vesting date will immediately vest in full and any other unvested shares of restricted stock will be forfeited, except that all unvested shares of restricted stock subject to awards granted under our Broad-Based Stock Incentive Plan to an employee who was not one of our executive officers at the time of grant will be forfeited.

•	For awards of restricted stock units, a pro rata portion of the stock units due to vest on the next vesting date will immediately vest based on the number of days that the employee was employed by us between the last vesting date of the award and its next vesting date.

•	For long-term performance cash awards, a pro-rata portion of the cash award (based on the number of days that the employee was employed by us during the applicable performance period) will be paid to the employee’s legal representative, based on actual performance over the performance period, at the same time as the cash awards are generally paid with respect to that performance period.

In addition, in the event of Mr. Coyne’s death while employed by us, a pro-rata portion of the 1,100,000 restricted stock units granted to Mr. Coyne on January 31, 2007 will accelerate determined based on the ratio of (i) the total number of calendar days that Mr. Coyne is employed by us on and after January 31, 2007 through and including the date of Mr. Coyne’s death (but not less than 182 days) to (ii) the total number of calendar days commencing with January 31, 2007 through and including January 1, 2012, and excluding any of the restricted stock units that vested on or before the date of Mr. Coyne’s death.

Other Termination Scenarios

In the event Mr. Coyne remains employed by us as President and Chief Executive Officer through January 1, 2012, then upon Mr. Coyne’s termination after that date for any reason other than a termination by us for cause, all stock options granted to Mr. Coyne during the term of his employment agreement will become fully vested and Mr. Coyne will have three years to exercise the options, subject to their earlier termination. In such event, Mr. Coyne will also be eligible to receive payment following the end of the applicable performance period of any outstanding performance cash award on a pro-rata basis based on the period of Mr. Coyne’s employment with us during that performance period and to receive a bonus under our Incentive Compensation Plan with respect to the first half of fiscal year 2012 in such amount and at such time as bonuses, if any, are determined on a company-wide basis.

Calculation of Potential Payments upon Termination or Change in Control

The following table presents our estimate of the incremental benefits payable to the named executive officers under the agreements and plans described above in connection with certain terminations of their employment with us and/or a change in control. In calculating the amount of any potential incremental payments to the named executive officers, we have assumed the following:

•	The applicable triggering event (i.e., termination of employment and/or change in control) occurred on July 3, 2009.

•	The price per share of our common stock is equal to the closing market price per share on July 2, 2009 ($26.22), the last trading day in fiscal 2009.

•	The company does not survive the change in control, and all outstanding incentive awards are cashed out and terminated in the transaction.

•	Not included in the table below are payments each named executive officer earned or accrued prior to termination, such as the balances under our Deferred Compensation Plan and previously vested equity and non-equity incentive awards, which are more fully described and quantified in the tables and narratives above.

			Change in
			Control-With	Involuntary
			Termination	Termination
			Not for	Without
		Change in	Cause or	Cause-No
		Control-No	For Good	Change in	Qualified
	Compensation	Termination	Reason	Control	Retirement	Death
Name	Element	($)(5)	($)(6)	($)(7)	($)(8)	($)(9)

John F. Coyne	Cash Severance	—	3,000,000	1,650,000	—	—
	Option Acceleration(1)	1,006,574	1,006,574	306,281	—	1,006,574
	Restricted Stock Unit Acceleration(2)	23,073,600	23,073,600	8,652,600	—	8,427,774
	Performance Cash Acceleration	2,000,000	2,000,000	—	—	1,000,000
	Continuation of Benefits(3)	—	112,713	5,124	—	—
	Value of Outplacement Services	—	—	12,000	—	—
	280G Excise Tax Gross-Up(4)	—	—	—	—	—

	TOTAL	26,080,174	29,192,887	10,626,005	—	10,434,348

Timothy M. Leyden	Cash Severance	—	1,443,750	979,688	—	—
	Option Acceleration(1)	687,249	687,249	180,953	—	687,249
	Restricted Stock Unit Acceleration(2)	1,604,454	1,604,454	—	—	393,421
	Performance Cash Acceleration	600,000	600,000	—	—	300,000
	Continuation of Benefits(3)	—	121,366	9,713	—	—
	Value of Outplacement Services	—	—	12,000	—	—
	280G Excise Tax Gross-Up(4)	—	—	—	—	—

	TOTAL	2,891,703	4,456,819	1,182,354	—	1,380,670

Raymond M. Bukaty	Cash Severance	—	1,219,750	827,688	—	—
	Option Acceleration(1)	182,180	182,180	56,863	—	182,180
	Restricted Stock Unit Acceleration(2)	879,445	879,445	446,920	—	548,660
	Performance Cash Acceleration	276,750	276,750	—	—	138,375
	Continuation of Benefits(3)	—	127,486	21,563	—	—
	Value of Outplacement Services	—	—	12,000	—	—
	280G Excise Tax Gross-Up(4)	—	—	—	—	—

	TOTAL	1,338,375	2,685,611	1,365,034	—	869,215

Hossein M. Moghadam	Cash Severance	—	1,219,750	827,688	—	—
	Option Acceleration(1)	124,831	124,831	45,554	5,913	124,831
	Restricted Stock Unit Acceleration(2)	2,723,288	2,723,288	2,723,288	—	2,561,006
	Performance Cash Acceleration	—	—	—	—	—
	Continuation of Benefits(3)	—	157,074	12,449	—	—
	Value of Outplacement Services	—	—	12,000	—	—
	280G Excise Tax Gross-Up(4)	—	—	—	—	—

	TOTAL	2,848,119	4,224,943	3,620,979	5,913	2,685,837

(1)	The amounts shown represent the portion of the option award that would have accelerated in connection with the termination or change in control event and are based on the intrinsic value of that portion of the option as of July 3, 2009. These intrinsic values were calculated by multiplying (i) the difference between the closing market price of a share of our common stock on July 2, 2009 ($26.22), the last trading day in fiscal 2009, and the applicable exercise price by (ii) the number of shares subject to stock options vesting on an accelerated basis on July 3, 2009. As a result, the amounts shown do not include any value for the acceleration of stock options that have an exercise price greater than $26.22 or for stock options that were already vested as of July 3, 2009. Also not included in the table above is any potential value attributable to the extension of a stock option term in connection with certain terminations of employment.

(2)	The amounts shown represent the portion of the restricted stock unit award that would have accelerated in connection with the termination event and are based on the intrinsic value of that portion as of July 3, 2009. These intrinsic values were calculated by multiplying (i) the closing price of a share of our common stock on July 2, 2009 ($26.22), the last trading day in fiscal 2009, by (ii) the number of shares of restricted stock or stock units that would have vested on an accelerated basis on July 3, 2009.

(3)	For purposes of the calculation for these amounts, expected costs have not been adjusted for any actuarial assumptions related to mortality, likelihood that the executive will find other employment, or discount rates for determining present value.

(4)	The Section 280G tax gross-up amount reflects the reimbursement, if any, that we would be required to pay to the executive under our Change of Control Severance Plan due to the imposition of certain excise taxes on the executive as a result of payments made to the executive on account of a change in control. The calculation of the Section 280G gross-up amount was based upon a Section 280G excise tax rate of 20%, a 35% federal income tax rate, a 1.45% medicare tax rate and a 10.3% state income tax rate. For purposes of the Section 280G calculation, it was assumed that no amounts would be discounted as attributable to reasonable compensation and no value would be attributed to the executive executing a non-competition agreement.

(5)	The amounts shown represent the estimated value of the acceleration of outstanding equity and non-equity incentive compensation under our incentive compensation plans in connection with a change in control (regardless of whether a termination of employment also occurs), as such acceleration is described more fully above.

(6)	The amounts shown represent the estimated value of the severance benefits payable under the Change in Control Severance Plan (and the estimated value of equity acceleration under our stock incentive plans for awards not covered under the Change in Control Severance Plan) in the event of a qualifying termination following a change in control, as such benefits are described more fully above.

(7)	The amounts shown represent the estimated value of the severance benefits payable under the Executive Severance Plan in the event of a termination of employment by us without cause, as such benefits are described more fully above.

(8)	The amounts shown represent the estimated value of the acceleration of outstanding equity incentive compensation under our incentive compensation plans in connection with a qualified retirement, as such acceleration is described more fully above.

(9)	The amounts shown represent the estimated value of the acceleration of outstanding equity and non-equity incentive compensation under our incentive compensation plans (and, for Mr. Coyne, under his employment agreement) in connection with the executive’s death, as such acceleration is described more fully above. For the long-term performance cash awards, the amounts assume achievement at 100% of target for the performance period.

PROPOSAL 2

APPROVAL OF AMENDMENT AND RESTATEMENT OF THE
WESTERN DIGITAL CORPORATION
AMENDED AND RESTATED 2004 PERFORMANCE INCENTIVE PLAN

General

At the Annual Meeting, stockholders will be asked to approve an amendment and restatement of the Western Digital Corporation Amended and Restated 2004 Performance Incentive Plan (the “2004 Performance Incentive Plan”), which was adopted, subject to stockholder approval, by the Board of Directors on August 12, 2009. The amendment and restatement of the 2004 Performance Incentive Plan reflects, among other things, the following amendments, which are subject to stockholder approval of this proposal:

•	Increase in Aggregate Share Limit. The amended and restated version of the 2004 Performance Incentive Plan authorizes an increase in the number of shares of common stock available for award grants under the plan by an additional 14,500,000 shares.

•	Extension of Performance-Based Award Feature. One element of the 2004 Performance Incentive Plan is the flexibility to grant certain performance-based awards designed to satisfy the requirements for deductibility of compensation under Section 162(m) of the Code (“Section 162(m)). These awards are referred to as “Performance-Based Awards” and are in addition to other awards, such as stock options and stock appreciation rights, expressly authorized under the 2004 Performance Incentive Plan which may also qualify as performance-based compensation for Section 162(m) purposes. If stockholders approve the amendment and restatement of the 2004 Performance Incentive Plan, the Performance-Based Award feature of the 2004 Performance Incentive Plan will be renewed and extended through the first annual meeting of our stockholders that occurs in 2014 (subject to earlier termination of the plan on the expiration date), and the performance criteria listed below and in Section 5.2.2 of the 2004 Performance Incentive Plan will be approved for use in connection with Performance-Based Awards granted under the plan. (See “Summary Description of the 2004 Performance Incentive Plan (As Proposed to be Amended and Restated) — Performance-Based Awards” below.)

As of September 16, 2009, a total of 12,376,750 shares of our common stock were subject to outstanding awards granted under the 2004 Performance Incentive Plan, and an additional 1,536,486 shares of our common stock were available for new award grants under the 2004 Performance Incentive Plan. The Board of Directors approved the additional share authority requested under the 2004 Performance Incentive Plan based, in part, on a belief that the number of shares currently available under the 2004 Performance Incentive Plan does not give us sufficient flexibility to adequately provide for future incentives. We will continue to have the authority to grant awards under the 2004 Performance Incentive Plan, within the existing 2004 Performance Incentive Plan limits, if stockholders do not approve this 2004 Performance Incentive Plan proposal.

Summary Description of the 2004 Performance Incentive Plan (As Proposed to be Amended and Restated)

The principal terms of the 2004 Performance Incentive Plan (as proposed to be amended and restated) are summarized below. The following summary is qualified in its entirety by the full text of the 2004 Performance Incentive Plan (as proposed to be amended and restated), which has been filed as Exhibit A to the copy of this Proxy Statement that was filed electronically with the Securities and Exchange Commission and can be reviewed on the Securities and Exchange Commission’s website at www.sec.gov or on our website at www.westerndigital.com. A copy of the amended and restated 2004 Performance Incentive Plan document may also be obtained without charge by writing our Secretary at Western Digital Corporation, 20511 Lake Forest Drive, Lake Forest, California 92630-7741.

Purpose.  The purpose of the 2004 Performance Incentive Plan is to promote the success of the company and the interests of our stockholders by providing an additional means for us to attract, motivate, retain and reward directors, officers, employees and other eligible persons through the grant of awards and incentives for high levels of individual performance and improved financial performance of the company. Equity-based awards are also intended to further align the interests of award recipients and our stockholders.

Administration.  The Board of Directors or one or more committees appointed by the Board of Directors administers the 2004 Performance Incentive Plan. To the extent required by any applicable listing agency, the

2004 Performance Incentive Plan must be administered by a committee composed entirely of independent directors (within the meaning of the applicable listing agency.) The Board of Directors has delegated general administrative authority for the 2004 Performance Incentive Plan to the Compensation Committee. (The appropriate acting body, be it the Board of Directors or a committee within its delegated authority, is referred to in this proposal as the “Administrator”).

The Administrator has broad authority under the 2004 Performance Incentive Plan with respect to awarding grants including, without limitation, the authority:

•	to select participants and determine the type(s) of award(s) that they are to receive;

•	to determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award, provided that award grants to persons who are determined to be subject to Section 16 of the Securities Exchange Act must be authorized only by a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Securities Exchange Act);

•	to cancel, modify, or waive the company’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consents;

•	subject to the minimum vesting rules of the 2004 Performance Incentive Plan, to accelerate or extend the vesting or exercisability or extend the term of any or all outstanding awards;

•	subject to the other provisions of the 2004 Performance Incentive Plan, to make certain adjustments to an outstanding award and to authorize the conversion, succession or substitution of an award; and

•	to allow the purchase price of an award or shares of our common stock to be paid in the form of cash, check, or electronic funds transfer, by the delivery of already-owned shares of our common stock or by a reduction of the number of shares deliverable pursuant to the award, by services rendered by the recipient of the award, by notice in third party payment or cashless exercise on such terms as the Administrator may authorize, or any other form permitted by law.

No Repricing.  Except for an adjustment pursuant to changes in our capitalization or a repricing approved by stockholders, in no case may the Administrator (1) amend an outstanding option or stock appreciation right to reduce the exercise price or grant price of the award, (2) provide for the cancellation, exchange, or surrender of an outstanding option or stock appreciation right in exchange for cash or other awards for the purpose of repricing the award, or (3) provide for the cancellation, exchange, or surrender of an outstanding option or stock appreciation right in exchange for an option or stock appreciation right with an exercise or grant price that is less than the exercise or grant price of the original award.

Eligibility.  Persons eligible to receive awards under the 2004 Performance Incentive Plan include officers or employees of the company or any of its subsidiaries, directors of the company, and certain consultants and advisors to the company or any of its subsidiaries. As of September 16, 2009, approximately 46,000 officers and employees of the company and its subsidiaries (including all of our named executive officers), and each of our non-employee directors, are considered eligible under the 2004 Performance Incentive Plan.

Authorized Shares; Limits on Awards.  As of September 16, 2009, the maximum number of shares of our common stock that may be issued or transferred pursuant to awards under the 2004 Performance Incentive Plan equaled the sum of: (1) 22,676,718 shares, plus (2) the number of any shares subject to stock options granted under our Employee Stock Option Plan, Stock Option Plan for Non-Employee Directors or Broad-Based Stock Incentive Plan (collectively, the “Existing Plans”) which expire, or for any reason are cancelled or terminated, after that date without being exercised. As of September 16, 2009, 11,649,954 options were then outstanding under the Existing Plans. If stockholders approve this proposal, the number of shares available for award grant purposes under the 2004 Performance Incentive Plan will be increased by an additional 14,500,000 shares.

Shares issued in respect of any “full-value award” granted under the 2004 Performance Incentive Plan will be counted against the share limit described in the preceding paragraph as 1.35 shares for every one share actually issued in connection with the award. For example, if a stock bonus of 100 shares of our common stock were granted under the 2004 Performance Incentive Plan, 135 shares would be charged against the share limit with respect to that stock bonus award. For this purpose, a “full-value award” generally means any award granted under the plan other than a stock option grant or a stock appreciation right grant.

The following other limits are also contained in the 2004 Performance Incentive Plan:

•	The maximum number of shares that may be delivered pursuant to options qualified as incentive stock options granted under the plan is 35,199,313 shares. If stockholders approve this proposal, this limit will be increased to 49,699,313.

•	The maximum number of shares subject to those options and stock appreciation rights that are granted during any calendar year to any individual under the plan is 1,000,000 shares.

•	“Performance-Based Awards” under Section 5.2 of the 2004 Performance Incentive Plan payable only in cash (and not related to shares) to a participant in any one calendar year will not exceed $5,000,000. If stockholders approve this proposal, this limit will be increased to $10,000,000.

•	The portion of all “full-value awards” that do not meet the minimum vesting requirements under Section 5.1.5 of the 2004 Performance Incentive Plan cannot exceed 5% of the total shares of common stock available for award grant purposes under the plan.

To the extent that an award is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will not be counted against the shares available for issuance under the 2004 Performance Incentive Plan. In the event that shares are delivered in respect of a dividend equivalent right, only the actual number of shares delivered with respect to the award shall be counted against the share limits of the 2004 Performance Incentive Plan. To the extent that shares are delivered pursuant to the exercise of a stock appreciation right or stock option, the number of underlying shares as to which the exercise related shall be counted against the applicable share limits, as opposed to only counting the shares actually issued. (For purposes of clarity, if a stock appreciation right relates to 100,000 shares and is exercised at a time when the payment due to the participant is 15,000 shares, 100,000 shares shall be counted against the applicable share limits with respect to such exercise.) Shares that are reacquired or withheld by us to pay the exercise price of an award granted under the 2004 Performance Incentive Plan, as well as any shares reacquired or withheld to satisfy the tax withholding obligations related to any award, will not be available for subsequent awards under the plan. Shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the 2004 Performance Incentive Plan will again be available for subsequent awards under the 2004 Performance Incentive Plan. In addition, the 2004 Performance Incentive Plan generally provides that shares issued in connection with awards that are granted by or become obligations of the company through the assumption of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under the 2004 Performance Incentive Plan.

Types of Awards.  The 2004 Performance Incentive Plan authorizes stock options, stock appreciation rights, restricted stock, stock bonuses and other forms of awards granted or denominated in our common stock or units of our common stock, as well as cash bonus awards. The 2004 Performance Incentive Plan retains flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Any award may be paid or settled in cash.

A stock option is the right to purchase shares of our common stock at a future date at a specified price per share (the “exercise price”). The per share exercise price of an option may not be less than the fair market value of a share of our common stock on the date of grant. The maximum term of an option is ten years from the date of grant. An option may either be an incentive stock option or a nonqualified stock option. Incentive stock option benefits are taxed differently from nonqualified stock options, as described under “Federal Income Tax Consequences of Awards Under the 2004 Performance Incentive Plan” below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the U.S. Internal Revenue Code and the 2004 Performance Incentive Plan. Incentive stock options may only be granted to employees of the company or a subsidiary.

A stock appreciation right is the right to receive payment of an amount equal to the excess of the fair market value of a share of our common stock on the date of exercise of the stock appreciation right over the base price of the stock appreciation right. The base price will be established by the Administrator at the time of grant of the stock appreciation right and cannot be less than the fair market value of a share of our common stock on the date of grant. Stock appreciation rights may be granted in connection with other awards or independently. The maximum term of a stock appreciation right is ten years from the date of grant.

The other types of awards that may be granted under the 2004 Performance Incentive Plan include, without limitation, stock bonuses, restricted stock, performance stock, stock units, dividend equivalents, or similar rights to purchase or acquire shares, and cash awards.

The 2004 Performance Incentive Plan generally imposes a minimum one-year vesting requirement on any full-value awards that are subject to a performance-based vesting condition and generally requires that any other full-value awards not vest more rapidly than in monthly installments over a three-year period, although the Administrator may provide for accelerated vesting of awards under certain specified circumstances such as a change of control of the company or a termination of the award holder’s employment (other than for cause). In addition, the portion of all “full-value awards” under the 2004 Performance Incentive Plan that do not meet these vesting requirements are subject to the 5% limit described above under “Authorized Shares; Limits on Awards.”

Performance-Based Awards.  The Administrator may grant awards that are intended to be performance-based awards within the meaning of Section 162(m) of the Code. Performance-based awards are in addition to any of the other types of awards that may be granted under the 2004 Performance Incentive Plan (including options and stock appreciation rights which may also qualify as performance-based awards for Section 162(m) purposes). Performance-based awards may be in the form of restricted stock, performance stock, stock units, other rights, or cash bonus opportunities.

The vesting or payment of performance-based awards (other than options or stock appreciation rights) will depend on the absolute or relative performance of the company on a consolidated, subsidiary, segment, division, or business unit basis. The Administrator will establish the criterion or criteria and target(s) on which performance will be measured. The Administrator must establish criteria and targets in advance of applicable deadlines under the U.S. Internal Revenue Code and while the attainment of the performance targets remains substantially uncertain. The criteria that the Administrator may use for this purpose will include one or more of the following: earnings per share, cash flow (which means cash and cash equivalents derived from either net cash flow from operations or net cash flow from operations, financing and investing activities), stock price, total stockholder return, gross revenue, revenue growth, operating income (before or after taxes), net earnings (before or after interest, taxes, depreciation and/or amortization), return on equity or on assets or on net investment, cost containment or reduction, or any combination thereof. The performance measurement period with respect to an award may range from three months to ten years. Performance targets will be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets.

Performance-based awards may be paid in stock or in cash (in either case, subject to the limits described under the heading “Authorized Shares; Limits on Awards” above). Before any performance-based award (other than an option or stock appreciation right) is paid, the Administrator must certify that the performance target or targets have been satisfied. The Administrator has discretion to determine the performance target or targets and any other restrictions or other limitations of performance-based awards and may reserve discretion to reduce payments below maximum award limits.

Deferrals.  The Administrator may provide for the deferred payment of awards, and may determine the other terms applicable to deferrals. The Administrator may provide that deferred settlements include the payment or crediting of interest or other earnings on the deferred amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.

Acceleration of Awards; Possible Early Termination of Awards.  Generally, and subject to limited exceptions set forth in the 2004 Performance Incentive Plan, if any person acquires more than 33 1/3% of the outstanding common stock or combined voting power of the company, if certain changes in a majority of the Board of Directors occur over a period of not longer than two years, if stockholders prior to a transaction do not continue to own more than 50% of the voting securities of the company (or a successor or a parent) following a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the company or any of its subsidiaries, a sale or other disposition of all or substantially all of the company’s assets or the acquisition of assets or stock of another entity by the company or any of its subsidiaries, or if the company is dissolved or liquidated, then awards then-outstanding under the 2004 Performance Incentive Plan may become fully vested or paid, as applicable, and may terminate or be terminated in such circumstances. The Administrator also has the discretion to establish other change in control provisions with respect to awards granted under the 2004 Performance Incentive Plan. For example, the Administrator could provide for the acceleration of vesting or payment of an award in connection with a change in control event that is not described above and provide that any such acceleration shall be automatic upon the occurrence of any such event.

Transfer Restrictions.  Subject to certain exceptions contained in Section 5.7 of the 2004 Performance Incentive Plan, awards under the 2004 Performance Incentive Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by the recipient. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative. The Administrator has discretion, however, to establish written conditions and procedures for the transfer of awards to other persons or entities, provided that such transfers are made for estate or tax planning or charitable purposes for no (or nominal) consideration and comply with applicable federal and state securities laws.

Adjustments.  As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2004 Performance Incentive Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.

No Limit on Other Authority.  The 2004 Performance Incentive Plan does not limit the authority of the Board of Directors or any committee to grant awards or authorize any other compensation, with or without reference to our common stock, under any other plan or authority.

Termination of or Changes to the 2004 Performance Incentive Plan.  The Board of Directors may amend or terminate the 2004 Performance Incentive Plan at any time and in any manner. Stockholder approval for an amendment will be required only to the extent then required by applicable law, to the extent required under Sections 162, 422 or 424 of the U.S. Internal Revenue Code to preserve the intended tax consequences of the plan, or to the extent the amendment constitutes a “material revision” of the plan within the meaning of applicable listing rules. Stockholder approval will be required for any amendment that proposes to increase the maximum number of shares that may be delivered with respect to awards granted under the 2004 Performance Incentive Plan or to increase any other share limit set forth in the plan. (Adjustments as a result of stock splits or similar events will not, however, be considered an amendment requiring stockholder approval.) The 2004 Performance Incentive Plan is currently scheduled to expire on September 20, 2014. Outstanding awards, as well as the Administrator’s authority with respect thereto, generally will continue following the expiration or termination of the plan. Generally speaking, outstanding awards may be amended by the Administrator (except for a repricing), but the consent of the award holder is required if the amendment (or any plan amendment) materially and adversely affects the holder.

Federal Income Tax Consequences of Awards under the 2004 Performance Incentive Plan

The U.S. federal income tax consequences of the 2004 Performance Incentive Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the 2004 Performance Incentive Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences.

With respect to nonqualified stock options, we are generally entitled to deduct and the participant recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, we are generally not entitled to a deduction nor does the participant recognize income at the time of exercise, although the participant may be subject to the U.S. federal alternative minimum tax.

The current federal income tax consequences of other awards authorized under the 2004 Performance Incentive Plan generally follow certain basic patterns: stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses, cash and stock-based performance awards, dividend equivalents, stock units, and other types of awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, we will generally have a corresponding deduction at the time the participant recognizes income.

If an award is accelerated under the 2004 Performance Incentive Plan in connection with a “change in control” (as this term is used under the U.S. Internal Revenue Code), we may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under the U.S. Internal Revenue Code (and certain related excise taxes may be triggered). Furthermore, the aggregate compensation in excess of $1,000,000 attributable to awards that are not “performance-based” within the meaning of Section 162(m) of the U.S. Internal Revenue Code may not be permitted to be deducted by us in certain circumstances.

Specific Benefits under the 2004 Performance Incentive Plan

We have not approved any other awards that are conditioned upon stockholder approval of the proposed amended and restated version of the 2004 Performance Incentive Plan. The number, amount and type of awards to be received by or allocated to eligible persons in the future under the 2004 Performance Incentive Plan cannot be determined at this time. If the amendments reflected in this 2004 Performance Incentive Plan proposal had been in effect in fiscal 2009, we expect that award grants for fiscal 2009 would not have been substantially different from those actually made in that year under the 2004 Performance Incentive Plan.

The closing market price for a share of our common stock as of September 16, 2009 was $36.85 per share.

Aggregate Past Grants Under the 2004 Performance Incentive Plan

As of September 16, 2009, awards covering 19,949,983 shares of our common stock had been granted under the 2004 Performance Incentive Plan. (This number of shares includes shares subject to awards that expired or terminated without having been exercised and paid and became available for new award grants under the plan.) The following table shows information regarding the distribution of those awards among the persons and groups identified below, option exercises and restricted stock and stock unit vesting prior to that date, and option and unvested restricted stock and stock unit holdings as of that date.

	Stock Options				Restricted Stock and Restricted Stock Units
					Number of		Number of
	Number of	Number of			Shares or	Number of	Shares or Units
	Shares	Shares	Number of Shares		Units	Shares or	Outstanding
	Subject to	Acquired	Underlying Options Outstanding as		Subject to	Units Vested as	and Unvested as of
	Past Option	on Past	of September 16, 2009		Past	of September 16,	September 16,
Name and Position	Grants	Exercise	Exercisable	Unexercisable	Grants	2009	2009

Executive Officers:
John F. Coyne	860,000	—	477,813	382,187	1,500,000	620,000	880,000
Timothy M. Leyden	282,282	—	116,240	166,042	123,972	50,000	73,972
Raymond M. Bukaty	151,991	43,500	54,990	53,501	257,801	220,000	37,801
Hossein M. Moghadam	78,522	18,766	29,958	29,798	204,431	176,308	28,123
Total for All Executive Officers:	1,372,795	62,266	679,001	631,528	2,086,204	1,066,308	1,019,896

Non-Employee Directors:
Peter D. Behrendt	55,792	—	30,682	25,110	21,718	5,373	16,345
Kathleen A. Cote	55,792	10,000	20,682	25,110	21,718	5,373	16,345
Henry T. DeNero	55,792	23,809	6,873	25,110	21,718	5,373	16,345
William L. Kimsey	55,792	2,500	28,182	25,110	21,718	5,373	16,345
Michael D. Lambert	55,792	—	30,682	25,110	21,718	5,373	16,345
Matthew E. Massengill(1)	533,292	302,500	18,963	24,329	566,345	500,000	16,345
Roger H. Moore	55,792	10,000	20,682	25,110	21,718	5,373	16,345
Thomas E. Pardun	55,792	—	30,682	25,110	21,718	5,373	16,345
Arif Shakeel(1)	277,234	140,625	4,786	22,448	1,608,935	1,475,867	13,935
Total for All Non-Employee Directors:	1,201,070	489,434	192,214	222,547	2,327,306	2,013,478	144,695

Each other person who has received 5% or more of the options, warrants or rights under the 2004 Performance Incentive Plan	—	—	—	—	—	—	—
All employees, including all current officers who are not executive officers or directors, as a group	9,791,886	1,951,888	1,586,755	5,654,629	3,170,722	673,079	2,245,485
Total	12,365,751	2,503,588	2,457,970	6,508,704	7,584,232	3,752,865	3,410,076

(1)	Amounts presented in the table above for Messrs. Massengill and Shakeel include awards granted to these individuals at a time when they were executive officers of the company.

Mr. Coyne and each of the non-employee directors identified above is a nominee for re-election as a director at the 2009 Annual Meeting.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting and entitled to vote is required for approval of the amendment and restatement of the 2004 Performance Incentive Plan. In addition, in accordance with rules of the New York Stock Exchange, the amendment and restatement of the 2004 Performance Incentive Plan requires the affirmative vote of the majority of the votes cast on the proposal, provided that the total votes cast on the proposal represent over 50% of the voting power of the total outstanding shares of stock. If you are a beneficial stockholder, please note that brokers, trustees and other nominees do not have discretionary authority to vote on your behalf for the approval of the 2004 Performance Incentive Plan proposal. As a result, if you do not submit voting instructions to your broker, your shares will constitute broker non-votes and will not be considered entitled to vote for purposes of determining whether Proposal 2 has been approved by stockholders but they could impair our ability to satisfy the requirement that the total votes cast on the proposal represents over 50% of the voting power of the total outstanding shares of stock. In addition, if you abstain from voting on Proposal 2, whether you are a stockholder of record or a beneficial stockholder, your vote will have the effect of a vote “against” approval of the 2004 Performance Incentive Plan proposal.

The Board of Directors believes that the proposed amendment and restatement of the 2004 Performance Incentive Plan will promote the interests of the company and its stockholders and will help the company and its subsidiaries continue to be able to attract, retain and reward persons important to our success.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 2 TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE 2004 PERFORMANCE INCENTIVE PLAN AS DESCRIBED ABOVE.

All members of the Board of Directors and all of our executive officers are eligible for awards under the 2004 Performance Incentive Plan and thus have a personal interest in the approval of the amendment and restatement of the 2004 Performance Incentive Plan.

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information with respect to our equity compensation plans as of July 3, 2009, which plans were as follows: Non-Employee Directors Stock-for-Fees Plan, 2004 Performance Incentive Plan, Employee Stock Option Plan, Broad-Based Stock Incentive Plan, Stock Option Plan for Non-Employee Directors and 2005 Employee Stock Purchase Plan. With the exception of the Broad-Based Stock Incentive Plan, these plans have each been approved by our stockholders. Following expiration of the Employee Stock Option Plan on November 10, 2004 and approval of the 2004 Performance Incentive Plan by our stockholders on November 18, 2004, no new awards are permitted under the Employee Stock Option Plan, the Broad-Based Stock Incentive Plan and the Stock Option Plan for Non-Employee Directors.

	(a)		(b)		(c)
					Number of Securities
					Remaining Available for
	Number of Securities to be		Weighted-Average		Future Issuance Under
	Issued Upon Exercise of		Exercise Price of		Equity Compensation Plans
	Outstanding Options,		Outstanding Options,		(Excluding Securities
Plan Category	Warrants and Rights		Warrants and Rights		Reflected in Column(a))

Equity compensation plans approved by security holders	13,538,956	(1)	$18.1677	(2)	11,908,328	(3)
Equity compensation plans not approved by security holders	947,275		$4.3112		0

Total	14,486,231		$17.0029		11,908,328

(1)	This amount includes: (i) 8,272,306 shares of our common stock subject to stock options outstanding under our 2004 Performance Incentive Plan, (ii) 1,926,271 shares of our common stock subject to stock options outstanding under our Employee Stock Option Plan, (iii) 123,437 shares of our common stock subject to stock options outstanding under our Stock Option Plan for Non-Employee Directors, (iv) 3,023,836 shares of our common stock subject to outstanding restricted stock units awarded under our 2004 Performance Incentive Plan, and (v) 193,106 shares of our common stock subject to deferred stock units credited under our Deferred Compensation Plan. This amount does not include 6,000 shares of our common stock that are issued and outstanding as of July 3, 2009 pursuant to unvested restricted stock awards under our 2004 Performance Incentive Plan.

(2)	This number reflects the weighted-average exercise price of outstanding options and has been calculated exclusive of restricted stock units issued under our 2004 Performance Incentive Plan and deferred stock units credited under our Non-Employee Directors Stock-for-Fees Plan.

(3)	Of these shares, as of July 3, 2009, 3,406,148 remained available for future issuance under our 2004 Performance Incentive Plan, 150,218 remained available for future issuance under our Non-Employee Directors Stock-for-Fees Plan and 8,351,962 remained available for future issuance under our ESPP. This column does not reflect the 14,500,000 additional shares that will be available under the 2004 Performance Incentive Plan if stockholders approve Proposal 2.

Broad-Based Stock Incentive Plan

On September 30, 1999, our Board of Directors approved the Broad-Based Stock Incentive Plan under which options to purchase 947,275 shares of our common stock were outstanding as of July 3, 2009. This plan was intended to qualify as “broadly-based” under the New York Stock Exchange stockholder approval policy at the time of its adoption and was not submitted to our stockholders for approval. Following approval of the 2004 Performance Incentive Plan by our stockholders in November 2004, no new awards are permitted under the Broad-Based Incentive Plan after such date and, therefore, no shares remain available for grant under the plan.

None of the stock options that we granted under the plan are incentive stock options under Section 422 of the Internal Revenue Code and the term of each outstanding option granted under the plan does not exceed ten years from the date of its grant. There are no unvested restricted stock or restricted stock unit awards outstanding under the plan.

The Compensation Committee of our Board of Directors administers the Broad-Based Stock Incentive Plan. The committee has broad discretionary authority to construe and interpret the plan. The Compensation Committee may in its discretion provide financing to a participant in a principal amount sufficient to pay the purchase price of any award and/or to pay the amount of taxes required by law to be withheld with respect to any award. Further, the Compensation Committee may, through the terms of the award or otherwise, provide for lapse of restrictions on an option or restricted stock award, either immediately upon a change of control of Western Digital (as defined in the plan), or upon termination of the eligible employee’s employment within 24 months following a change of control. The Compensation Committee may also provide for the exercise, payment or lapse of restrictions on an award that is only effective if no provision for the assumption or substitution of the award is made in the change of control transaction.

The Board of Directors or the Compensation Committee, subject to rules of the New York Stock Exchange requiring stockholder approval, may amend, alter or discontinue agreements evidencing an award made under the plan. These amendments may include: (i) reducing the exercise price of outstanding options; or (ii) after the date of a change of control, impairing the rights of any award holder, without such holder’s consent, under any award granted prior to the date of any change of control. No award, or any interest in an award may be transferred in any manner, other than by will or the laws of descent and distribution, unless the agreement evidencing an award expressly states that it is transferable.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, our directors and officers and persons who beneficially own more than 10% of our common stock must report their initial ownership of our equity securities and any subsequent changes in that ownership to the Securities and Exchange Commission and the New York Stock Exchange. The Securities and Exchange Commission has established specific due dates for these reports, and we must disclose in this Proxy Statement any late filings during fiscal 2009. To our knowledge, based solely on our review of the copies of such reports required to be furnished to us with respect to fiscal 2009 and the written responses to annual directors’ and officers’ questionnaires that no other reports were required, all of these reports were timely filed with respect to fiscal 2009.

AUDIT COMMITTEE

The following is the report of our Audit Committee with respect to our audited financial statements for the fiscal year ended July 3, 2009. This report shall not be deemed soliciting material or to be filed with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Securities Exchange Act or to the liabilities of Section 18 of the Securities Exchange Act, nor shall any information in this report be incorporated by reference into any past or future filing under the Securities Act or the Securities Exchange Act, except to the extent we specifically request that it be treated as soliciting material or specifically incorporate it by reference into a filing under the Securities Act or the Securities Exchange Act.

Report of the Audit Committee

The Audit Committee represents the Board of Directors in discharging its responsibilities relating to the accounting, reporting, and financial practices of Western Digital and its subsidiaries, and has general responsibility for oversight and review of the accounting and financial reporting practices, internal controls and accounting and audit activities of Western Digital and its subsidiaries. The Audit Committee acts pursuant to a written charter. Our Board of Directors originally adopted the Audit Committee Charter on September 6, 1995 and most recently approved an amendment of the Charter on May 20, 2009. A copy of the amended charter is available on our website under the Investor Relations section at www.westerndigital.com. The Board of Directors has determined that each of the members of the Audit Committee qualifies as an “independent” director under applicable rules of the New York Stock Exchange and the Securities and Exchange Commission.

Management is responsible for the preparation, presentation and integrity of Western Digital’s financial statements, the financial reporting process, accounting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. KPMG LLP, Western Digital’s independent registered public accounting firm, is responsible for performing an independent audit of Western Digital’s financial statements in accordance with auditing standards generally accepted in the United States of America and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent accountants that the financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP).

During fiscal 2009, the Audit Committee met a total of 10 times, 4 in person and 6 via telephone conference. During fiscal 2009, the Audit Committee also met and held discussions with management and KPMG LLP. The meetings were conducted so as to encourage communication among the members of the Audit Committee, management and the independent accountants. The Audit Committee has discussed with KPMG LLP the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit.

The Audit Committee reviewed and discussed the audited financial statements of Western Digital for the fiscal year ended July 3, 2009 with management and the independent accountants. The Board of Directors, including the Audit Committee, received an opinion of KPMG LLP as to the conformity of such audited consolidated financial statements with GAAP.

The Audit Committee discussed with KPMG LLP the overall scope and plan for its audit. The Audit Committee met regularly with KPMG LLP, with and without management present, to discuss the results of its examination, its evaluation of Western Digital’s internal control over financial reporting and the overall quality of Western Digital’s accounting principles. In addition, the Audit Committee has received the written disclosures and the letter from KPMG LLP as required by the applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the Audit Committee concerning independence and has discussed with KPMG LLP the independence of that firm. The Audit Committee also reviewed, among other things, the amount of fees paid to KPMG LLP for audit and non-audit services.

Based upon such reviews and discussions, the Audit Committee has recommended to the Board of Directors of Western Digital that the audited financial statements be included in Western Digital’s Annual Report on Form 10-K for the fiscal year ended July 3, 2009, for filing with the Securities and Exchange Commission. The Audit Committee also appointed KPMG LLP to serve as Western Digital’s independent registered public accounting firm for the fiscal year ending July 2, 2010.

AUDIT COMMITTEE

Henry T. DeNero, Chairman
Peter D. Behrendt
Kathleen A. Cote
William L. Kimsey

August 12, 2009

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The accounting firm of KPMG LLP, certified public accountants, has served as our independent registered public accounting firm since our incorporation in 1970. The Audit Committee of our Board of Directors has again appointed KPMG to serve as our independent registered public accounting firm for the fiscal year ending July 2, 2010. We are not required to submit the appointment of KPMG for stockholder approval, but our Board of Directors has elected to seek ratification of the appointment of our independent registered public accounting firm by the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote on the proposal at the Annual Meeting. If a majority of the shares represented at the Annual Meeting and entitled to vote do not ratify this appointment, the Audit Committee will reconsider its appointment of KPMG and will either continue to retain this firm or appoint a new independent registered public accounting firm. We expect one or more representatives of KPMG to be present at the Annual Meeting and they will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Following are the fees paid by us to KPMG for the fiscal years ended July 3, 2009 and June 27, 2008:

Description of Professional Service	2009	2008

Audit Fees — professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Form 10-Qs	$1,494,500	$2,190,400
Audit-Related Fees — assurance and related services reasonably related to the performance of the audit or review of our financial statements(1)	$0	$63,000
Tax Fees — professional services rendered for tax compliance, tax advice and tax planning(2)	$331,300	$345,000
All Other Fees — None	$0	$0

(1)	Audit-Related Fees billed in fiscal 2008 consisted of accounting assistance to our subsidiaries and an audit performed in connection with the Western Digital Corporation 401(k) Plan.

(2)	Tax Fees in fiscal 2009 and fiscal 2008 consisted of tax compliance assistance and related services and transfer pricing review.

The Audit Committee has adopted a policy regarding the pre-approval of audit and non-audit services to be provided by our independent registered public accounting firm. The policy requires that KPMG LLP seek pre-approval by the Audit Committee of all audit and permissible non-audit services by providing a description of the services to be performed and specific fee estimates for each such service. The Audit Committee has delegated to the Chairman of the Audit Committee the authority to pre-approve audit-related and permissible non-audit services and associated fees up to a maximum for any one audit-related or non-audit service of US$50,000, provided that the Chairman shall report any decisions to pre-approve such audit-related or non-audit services and fees to the full Audit Committee at its next regular meeting for ratification. One-hundred percent (100%) of the Audit-Related Fees and Tax Fees billed by KPMG during fiscal 2009 and fiscal 2008 were approved by the Audit Committee pursuant to regulations of the Securities and Exchange Commission.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting and entitled to vote on the proposal is required for ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending July 2, 2010.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 3 TO RATIFY THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JULY 2, 2010.

TRANSACTIONS WITH RELATED PERSONS

Policies and Procedures for Approval of Related Person Transactions

Our Board of Directors has adopted a written Related Person Transactions Policy. The purpose of this policy is to describe the procedures used to identify, review, approve and disclose, if necessary, any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which (i) we were, are or will be a participant, (ii) the aggregate amount involved exceeds $120,000 and (iii) a related person has or will have a direct or indirect interest. For purposes of the policy, a related person is (a) any person who is, or at any time since the beginning of our last fiscal year was, one of our directors or executive officers or a nominee to become a director, (b) any person who is known to be the beneficial owner of more than 5% of our common stock, (c) any immediate family member of any of the foregoing persons or (d) any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position, or in which all the related persons, in the aggregate, have a 10% or greater beneficial ownership interest.

Under the policy, once a related person transaction has been identified, the Audit Committee must review the transaction for approval or ratification. In determining whether to approve or ratify a related person transaction, the Audit Committee is to consider all relevant facts and circumstances of the related person transaction available to the Audit Committee. The Audit Committee may approve only those related person transactions that are in, or not inconsistent with, our best interests and the best interests of our stockholders, as the Audit Committee determines in good faith. No member of the Audit Committee will participate in any consideration of a related party transaction with respect to which that member or any of his or her immediate family is a related person.

Certain Transactions with Related Persons

In addition to the indemnification provisions contained in our Certificate of Incorporation and By-laws, we have entered into indemnification agreements with each of our directors and executive officers. These agreements generally require us to indemnify each director or officer, and advance expenses to them, in connection with their participation in proceedings arising out of their service to us.

ANNUAL REPORT

Our 2009 Annual Report has been posted on our corporate website at www.westerndigital.com and on the Internet at www.proxyvote.com. For stockholders receiving a Notice of Internet Availability of Proxy Materials, the Notice will contain instructions on how to request a printed copy of our 2009 Annual Report. For stockholders receiving a printed copy of this Proxy Statement, a copy of our 2009 Annual Report also will be included. In addition, we will provide, without charge, a copy of our 2009 Annual Report for the year ended July 3, 2009 (including the financial statements but excluding the exhibits thereto) upon the written request of any stockholder or beneficial owner of our common stock. Requests should be directed to the following address:

Raymond M. Bukaty
Secretary
Western Digital Corporation
20511 Lake Forest Drive
Lake Forest, California 92630-7741

Lake Forest, California
September 28, 2009

EXHIBIT A
WESTERN DIGITAL CORPORATION
AMENDED AND RESTATED
2004 PERFORMANCE INCENTIVE PLAN
(Amended and Restated as of August 12, 2009)
     1. Purpose of Plan
     The purpose of this Western Digital Corporation 2004 Performance Incentive Plan (this “Plan”) of Western Digital Corporation, a Delaware corporation (the “Corporation”), is to promote the success of the Corporation and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons.
     2. Eligibility
     The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of the Corporation or one of its Subsidiaries; or (c) an individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Corporation or one of its Subsidiaries) to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the “Securities Act”), the offering and sale of shares issuable under this Plan by the Corporation or the Corporation’s compliance with any other applicable laws. An Eligible Person who has been granted an award (a “participant”) may, if otherwise eligible, be granted additional awards if the Administrator shall so determine. As used herein, “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation; and “Board” means the Board of Directors of the Corporation.
     3. Plan Administration
     3.1 The Administrator. This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The “Administrator” means the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The

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Board or a committee comprised solely of directors may also delegate, to the extent permitted by Section 157(c) of the Delaware General Corporation Law and any other applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to designate the officers and employees of the Corporation and its Subsidiaries who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the Bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute action by the acting Administrator.
     With respect to awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), this Plan shall be administered by a committee consisting solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. Award grants to, and transactions in or involving awards held by persons who the Board or a committee thereof determines are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be duly and timely authorized by a Board committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable listing agency, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable listing agency).
     3.2 Powers of the Administrator. Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:
     (a) determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive an award under this Plan;
     (b) grant awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of this Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed

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exercisability or vesting is required (subject to the minimum vesting rules of Section 5.1.5), establish any applicable performance targets, and establish the events of termination or reversion of such awards;
     (c) approve the forms of award agreements (which need not be identical either as to type of award or among participants);
     (d) construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;
     (e) cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;
     (f) accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum ten-year term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 8.6.5 and subject to the minimum vesting rules of Section 5.1.5;
     (g) adjust the number of shares of Common Stock subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to Sections 4 and 8.6 (and subject to the no repricing provision below);
     (h) determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator’s action (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action granting an award);
     (i) determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution or succession of awards upon the occurrence of an event of the type described in Section 7;
     (j) acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value, or other consideration (subject to the no repricing provision below); and

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     (k) determine the fair market value of the Common Stock or awards under this Plan from time to time and/or the manner in which such value will be determined.
     Notwithstanding the foregoing and except for an adjustment pursuant to Section 7.1 or a repricing approved by stockholders, in no case may the Administrator (1) amend an outstanding stock option or SAR to reduce the exercise price or base price of the award, (2) cancel, exchange, or surrender an outstanding stock option or SAR in exchange for cash or other awards for the purpose of repricing the award, or (3) cancel, exchange, or surrender an outstanding stock option or SAR in exchange for an option or SAR with an exercise or base price that is less than the exercise or base price of the original award.
     3.3 Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.
     3.4 Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Board or a committee, as the case may be, may obtain and may rely upon the advice of experts, including employees and professional advisors to the Corporation. No director, officer or agent of the Corporation or any of its Subsidiaries shall be liable for any such action or determination taken or made or omitted in good faith.
     3.5 Delegation. The Administrator may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.
     4. Shares of Common Stock Subject To the Plan; Share Limits
     4.1 Shares Available. Subject to the provisions of Section 7.1, the capital stock that may be delivered under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. For purposes of this Plan, “Common Stock” shall mean the common stock of the Corporation and such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under Section 7.1.

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     4.2 Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to awards granted to Eligible Persons under this Plan (the “Share Limit”) is equal to the sum of the following:
     (a) 32,000,000 shares of Common Stock, plus
     (b) the number of shares of Common Stock available for additional award grant purposes under the Corporation’s Employee Stock Option Plan (the “Employee Option Plan”) immediately prior to the expiration of that plan on November 10, 2004; plus
     (c) the number of shares of Common Stock available for additional award grant purposes under the Corporation’s Stock Option Plan for Non-Employee Directors (the “Director Option Plan”), and the Corporation’s Broad-Based Stock Incentive Plan (the “Broad-Based Plan” and, together with the Employee Option Plan and the Director Option Plan, the “Option Plans”) as of the date of stockholder approval of this Plan (the “Stockholder Approval Date”) and determined immediately prior to the termination of the authority to grant new awards under the Director Option Plan and the Broad-Based Plan as of the Stockholder Approval Date, plus
     (d) the number of any shares subject to stock options granted under the Option Plans and outstanding on the Stockholder Approval Date which expire, or for any reason are cancelled or terminated, after the Stockholder Approval Date without being exercised; plus
     (e) the number of any shares of restricted stock granted under the Broad-Based Plan that are outstanding and unvested on the Stockholder Approval Date that are forfeited, terminated, cancelled or otherwise reacquired by the Corporation without having become vested;
provided that in no event shall the Share Limit exceed 62,699,313 shares (which is the sum of the 32,000,000 shares set forth above, plus the number of shares available under the Option Plans for additional award grant purposes as of the Effective Date (as such term is defined in Section 8.6.1), plus the aggregate number of shares subject to options previously granted and outstanding under the Option Plans as of the Effective Date, plus the maximum number of shares subject to restricted stock awards previously granted and outstanding under the Broad-Based Plan that had not vested as of the Effective Date).
     Shares issued in respect of any “Full-Value Award” granted under this Plan shall be counted against the foregoing Share Limit as 1.35 shares for every one share actually issued in connection with such award. (For example, if a stock bonus of 100 shares of Common Stock is granted under this Plan, 135 shares shall be charged against the Share Limit in connection with that award.) For this purpose, a “Full-Value Award” means any award under this Plan that is not a stock option grant or a stock appreciation right grant.
     The following limits also apply with respect to awards granted under this Plan:

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     (1) The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as incentive stock options granted under this Plan is 49,699,313 shares.
     (2) The maximum number of shares of Common Stock subject to those options and stock appreciation rights that are granted during any calendar year to any individual under this Plan is 1,000,000 shares.
     (3) Additional limits with respect to Performance-Based Awards are set forth in Section 5.2.3.
     (4) In no event will greater than five percent (5%) of the total shares of Common Stock available for award grant purposes under this Plan be used for purposes of granting certain “Special Full-Value Awards” referred to in Section 5.1.5.
     Each of the foregoing numerical limits is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.
     4.3 Awards Settled in Cash, Reissue of Awards and Shares. The share limits of this Plan are subject to adjustment pursuant to the following provisions of this Section 4.3, subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended as performance-based compensation thereunder. Refer to Section 8.10 for application of this Plan’s share limits with respect to assumed awards.
     (a) Shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent awards under this Plan.
     (b) Shares that are exchanged by a participant or withheld by the Corporation as full or partial payment in connection with any award under this Plan, as well as any shares exchanged by a participant or withheld by the Corporation or one of its Subsidiaries to satisfy the tax withholding obligations related to any award, shall not be available for subsequent awards under this Plan.
     (c) To the extent that an award is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under this Plan.
     (d) In the event that shares of Common Stock are delivered in respect of a dividend equivalent right, only the actual number of shares delivered with respect to the award shall be counted against the share limits of this Plan. To the extent that shares of Common Stock are delivered pursuant to the exercise of a stock appreciation right or stock option, the number of underlying shares as to which the exercise related shall be counted against

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the applicable share limits under Section 4.2, as opposed to only counting the shares actually issued. (For purposes of clarity, if a stock appreciation right relates to 100,000 shares and is exercised at a time when the payment due to the participant is 15,000 shares, 100,000 shares shall be charged against the applicable share limits under Section 4.2 with respect to such exercise.)
     4.4 Reservation of Shares; No Fractional Shares. The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation’s obligations and contingent obligations to deliver shares with respect to awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan.
     5. Awards
     5.1 Type and Form of Awards. The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries. The types of awards that may be granted under this Plan are:
     5.1.1 Stock Options. A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an “ISO”) or a nonqualified stock option (an option not intended to be an ISO). The award agreement for an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option shall be not less than 100% of the fair market value of a share of Common Stock on the date of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.5.
     5.1.2 Additional Rules Applicable to ISOs. To the extent that the aggregate fair market value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified

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stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Corporation or one of its subsidiaries (for this purpose, the term “subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the subsidiary in question). There shall be imposed in any award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an “incentive stock option” as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option is at least 110% of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.
     5.1.3 Stock Appreciation Rights. A stock appreciation right or “SAR” is a right to receive a payment, in cash and/or Common Stock, equal to the excess of the fair market value of a specified number of shares of Common Stock on the date the SAR is exercised over the fair market value of a share of Common Stock on the date the SAR was granted (the “base price”) as set forth in the applicable award agreement. The maximum term of an SAR shall be ten (10) years.
     5.1.4 Other Awards. The other types of awards that may be granted under this Plan include: (a) stock bonuses, restricted stock, performance stock, stock units, phantom stock, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock, upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; (b) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon; or (c) cash awards.
     5.1.5 Minimum Vesting Requirements. Except for any accelerated vesting required or permitted pursuant to Section 7 and except as otherwise provided in the following provisions of this Section 5.1.5, and subject to such additional vesting requirements or conditions as the Administrator may establish with respect to the award, each award granted under this Plan that is a Full-Value Award and payable in shares of Common Stock shall be subject to the following minimum vesting requirements: (a) if the award includes a performance-based vesting condition, the award shall not vest earlier than the first anniversary of the date of grant of the award and vesting shall occur only if the award holder is employed by, a director of, or otherwise providing services to the Corporation or

8

one of its Subsidiaries on such vesting date; and (b) if the award does not include a performance-based vesting condition, the award shall not vest more rapidly than in monthly installments over the three-year period immediately following the date of grant of the award and vesting of any vesting installment of the award shall occur only if the award holder is employed by, a director of, or otherwise providing services to the Corporation or one of its Subsidiaries on the date such installment is scheduled to vest; provided that the Administrator may accelerate or provide in the applicable award agreement for the accelerated vesting of any Full-Value Award in connection with a change in control of the award holder’s employer (or a parent thereof), the termination of the award holder’s employment (including a termination of employment due to the award holder’s death, disability or retirement, but not including a termination of employment by the award holder’s employer for cause), or as consideration or partial consideration for a release by the award holder of pending or threatened claims against the Company, the award holder’s employer, or any of their respective officers, directors or other affiliates (regardless of whether the release is given in connection with a termination of employment by the award holder’s employer for cause or other circumstances). The Administrator may, however, accelerate or provide in the applicable award agreement for the accelerated vesting of any Full-Value Award in circumstances not contemplated by the preceding sentence, and/or provide for a vesting schedule that is shorter than the minimum schedule contemplated by the preceding sentence, in such circumstances as the Administrator may deem appropriate; provided, however, that the portion of any such Full-Value Award that vests earlier than the minimum vesting dates that would be applicable pursuant to the minimum vesting requirements of the preceding sentence (or, as to any accelerated vesting, provides for accelerated vesting other than in the circumstances contemplated by the preceding sentence) shall count against the applicable share limits of Section 4.2 as a Special Full-Value Award (as opposed to counting against such limits only as a Full-Value Award).
     5.2 Section 162(m) Performance-Based Awards. Without limiting the generality of the foregoing, any of the types of awards listed in Section 5.1.4 above may be, and options and SARs granted to officers and employees (“Qualifying Options” and “Qualifying SARS,” respectively) typically will be, granted as awards intended to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code (“Performance-Based Awards”). The grant, vesting, exercisability or payment of Performance-Based Awards may depend (or, in the case of Qualifying Options or Qualifying SARs, may also depend) on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using one or more of the Business Criteria set forth below (on an absolute or relative basis) for the Corporation on a consolidated basis or for one or more of the Corporation’s subsidiaries, segments, divisions or business units, or any combination of the foregoing. Any Qualifying Option or Qualifying SAR shall be subject only to the requirements of Section 5.2.1 and 5.2.3 in order for such award to satisfy the requirements for “performance-based compensation” under Section 162(m) of the

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Code. Any other Performance-Based Award shall be subject to all of the following provisions of this Section 5.2.
     5.2.1 Class; Administrator. The eligible class of persons for Performance-Based Awards under this Section 5.2 shall be officers and employees of the Corporation or one of its Subsidiaries. The Administrator approving Performance-Based Awards or making any certification required pursuant to Section 5.2.4 must be constituted as provided in Section 3.1 for awards that are intended as performance-based compensation under Section 162(m) of the Code.
     5.2.2 Performance Goals. The specific performance goals for Performance-Based Awards (other than Qualifying Options and Qualifying SARs) shall be, on an absolute or relative basis, established based on one or more of the following business criteria (“Business Criteria”) as selected by the Administrator in its sole discretion: earnings per share, cash flow (which means cash and cash equivalents derived from either net cash flow from operations or net cash flow from operations, financing and investing activities), stock price, total stockholder return, gross revenue, revenue growth, operating income (before or after taxes), net earnings (before or after interest, taxes, depreciation and/or amortization), return on equity or on assets or on net investment, cost containment or reduction, or any combination thereof. These terms are used as applied under generally accepted accounting principles or in the financial reporting of the Corporation or of its Subsidiaries. To qualify awards as performance-based under Section 162(m), the applicable Business Criterion (or Business Criteria, as the case may be) and specific performance goal or goals (“targets”) must be established and approved by the Administrator during the first 90 days of the performance period (and, in the case of performance periods of less than one year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code. Performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets. The applicable performance measurement period may not be less than three months nor more than 10 years.
     5.2.3 Form of Payment; Maximum Performance-Based Award. Grants or awards under this Section 5.2 may be paid in cash or shares of Common Stock or any combination thereof. Grants of Qualifying Options and Qualifying SARs to any one participant in any one calendar year shall be subject to the limit set forth in Section 4.2(2). The maximum number of shares of Common Stock which may be delivered pursuant to Performance-Based Awards (other than Qualifying Options and Qualifying SARs, and other than cash awards covered by the following sentence) that are granted to any one participant in any one calendar year shall not exceed 800,000 shares, either individually or in the aggregate, subject to adjustment as provided in Section 7.1. In addition, the aggregate amount of compensation to be paid to any one participant in respect of all Performance-Based Awards payable only in cash and not related to shares of

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Common Stock and granted to that participant in any one calendar year shall not exceed $10,000,000. Awards that are cancelled during the year shall be counted against these limits to the extent required by Section 162(m) of the Code.
     5.2.4 Certification of Payment. Before any Performance-Based Award under this Section 5.2 (other than Qualifying Options and Qualifying SARs) is paid and to the extent required to qualify the award as performance-based compensation within the meaning of Section 162(m) of the Code, the Administrator must certify in writing that the performance target(s) and any other material terms of the Performance-Based Award were in fact timely satisfied.
     5.2.5 Reservation of Discretion. The Administrator will have the discretion to determine the restrictions or other limitations of the individual awards granted under this Section 5.2 including the authority to reduce awards, payouts or vesting or to pay no awards, in its sole discretion, if the Administrator preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.
     5.2.6 Expiration of Grant Authority. As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Administrator’s authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than Qualifying Options and Qualifying SARs) shall terminate upon the first meeting of the Corporation’s stockholders that occurs in the fifth year following the year in which the Corporation’s stockholders first approve this Plan, subject to any subsequent extension that may be approved by stockholders.
     5.3 Award Agreements. Each award shall be evidenced by either (1) a written award agreement in a form approved by the Administrator and executed by the Corporation by an officer duly authorized to act on its behalf, or (2) an electronic notice of award grant in a form approved by the Administrator and recorded by the Corporation (or its designee) in an electronic recordkeeping system used for the purpose of tracking award grants under this Plan generally (in each case, an “award agreement”), as the Administrator may provide and, in each case and if required by the Administrator, executed or otherwise electronically accepted by the recipient of the award in such form and manner as the Administrator may require. The Administrator may authorize any officer of the Corporation (other than the particular award recipient) to execute any or all award agreements on behalf of the Corporation. The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.
     5.4 Deferrals and Settlements. Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements

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include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.
     5.5 Consideration for Common Stock or Awards. The purchase price for any award granted under this Plan or the Common Stock to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator, including, without limitation, one or a combination of the following methods:
•	a reduction in compensation otherwise payable to the recipient of such award for services rendered by the recipient;

•	cash, check payable to the order of the Corporation, or electronic funds transfer;

•	notice and third party payment in such manner as may be authorized by the Administrator;

•	the delivery of previously owned shares of Common Stock;

•	by a reduction in the number of shares otherwise deliverable pursuant to the award; or

•	subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.
     In no event shall any shares newly-issued by the Corporation be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their fair market value on the date of exercise. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay the purchase or exercise price of any award or shares by any method other than cash payment to the Corporation.
     5.6 Definition of Fair Market Value. For purposes of this Plan, “fair market value” shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the closing price of a share of Common Stock as reported on the composite tape for securities listed on the New York Stock Exchange (the “Exchange”) for the date in question or, if no sales of Common Stock were made on the Exchange on that date, the closing price of a share of Common Stock as reported on said composite tape for the next preceding day on which sales of

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Common Stock were made on the Exchange. The Administrator may, however, provide with respect to one or more awards that the fair market value shall equal the last closing price of a share of Common Stock as reported on the composite tape for securities listed on the Exchange available at the relevant time or the average of the high and low trading prices of a share of Common Stock as reported on the composite tape for securities listed on the Exchange for the date in question or the most recent trading day. If the Common Stock is no longer listed or is no longer actively traded on the Exchange as of the applicable date, the fair market value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances. The Administrator also may adopt a different methodology for determining fair market value with respect to one or more awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular award(s) (for example, and without limitation, the Administrator may provide that fair market value for purposes of one or more awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).
     5.7 Transfer Restrictions.
     5.7.1 Limitations on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 5.7, by applicable law and by the award agreement, as the same may be amended, (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.
     5.7.2 Exceptions. The Administrator may permit awards to be transferred to other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing; provided, however, that any such transfer shall only be permitted if it is made by the participant for estate or tax planning or charitable purposes for no (or nominal) consideration, as determined by the Administrator. Any permitted transfer shall be subject to compliance with applicable federal and state securities laws.
     5.7.3 Further Exceptions to Limits on Transfer. The exercise and transfer restrictions in Section 5.7.1 shall not apply to:
     (a) transfers to the Corporation,
     (b) the designation of a beneficiary to receive benefits in the event of the participant’s death or, if the participant has died, transfers to or exercise by the participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

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     (c) subject to any applicable limitations on ISOs and to such procedures as the Administrator may prescribe, transfers to a family member (or former family member) pursuant to a domestic relations order,
     (d) if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative, or
     (e) the authorization by the Administrator of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and the express authorization of the Administrator.
     5.8 International Awards. One or more awards may be granted to Eligible Persons who provide services to the Corporation or one of its Subsidiaries outside of the United States. Any awards granted to such persons may be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator.
     6. Effect of Termination of Service on Awards
     6.1 General. The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award. If the participant is not an employee of the Corporation or one of its Subsidiaries and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award otherwise provides) of whether the participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.
     6.2 Events Not Deemed Terminations of Service. Unless the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Corporation or one of its Subsidiaries, or the Administrator; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the award agreement.
     6.3 Effect of Change of Subsidiary Status. For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation a termination of employment or service shall be deemed to have occurred with respect to each

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Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status.
     7. Adjustments; Acceleration
     7.1 Adjustments. Subject to Section 7.2, upon (or, as may be necessary to effect the adjustment, immediately prior to): any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock; or any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; then the Administrator shall equitably and proportionately adjust (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any outstanding awards, (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any outstanding awards, and/or (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding awards.
     Unless otherwise expressly provided in the applicable award agreement, upon (or, as may be necessary to effect the adjustment, immediately prior to) any event or transaction described in the preceding paragraph or a sale of all or substantially all of the business or assets of the Corporation as an entirety, the Administrator shall equitably and proportionately adjust the performance standards applicable to any then-outstanding performance-based awards to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding performance-based awards.
     It is intended that, if possible, any adjustments contemplated by the preceding two paragraphs be made in a manner that satisfies applicable U.S. legal, tax (including, without limitation and as applicable in the circumstances, Section 424 of the Code, Section 409A of the Code and Section 162(m) of the Code) and accounting (so as to not trigger any charge to earnings with respect to such adjustment) requirements.
     Without limiting the generality of Section 3.3, any good faith determination by the Administrator as to whether an adjustment is required in the circumstances pursuant to this Section 7.1, and the extent and nature of any such adjustment, shall be conclusive and binding on all persons.

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     7.2 Corporate Transactions — Assumption and Termination of Awards. Upon the occurrence of any of the following: any merger, combination, consolidation, or other reorganization; any exchange of Common Stock or other securities of the Corporation; a sale of all or substantially all the business, stock or assets of the Corporation; a dissolution of the Corporation; or any other event in which the Corporation does not survive (or does not survive as a public company in respect of its Common Stock); then the Administrator may make provision for a cash payment in settlement of, or for the assumption, substitution or exchange of any or all outstanding share-based awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based awards, based upon, to the extent relevant under the circumstances, the distribution or consideration payable to holders of the Common Stock upon or in respect of such event. Upon the occurrence of any event described in the preceding sentence, then, unless the Administrator has made a provision for the substitution, assumption, exchange or other continuation or settlement of the award or the award would otherwise continue in accordance with its terms in the circumstances: (1) subject to Section 7.7 and unless otherwise provided in the applicable award agreement, each then-outstanding option and SAR shall become fully vested, all shares of restricted stock then outstanding shall fully vest free of restrictions, and each other award granted under this Plan that is then outstanding shall become payable to the holder of such award; and (2) each award shall terminate upon the related event; provided that the holder of an option or SAR shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding vested options and SARs (after giving effect to any accelerated vesting required in the circumstances) in accordance with their terms before the termination of such awards (except that in no case shall more than ten days’ notice of the impending termination be required and any acceleration of vesting and any exercise of any portion of an award that is so accelerated may be made contingent upon the actual occurrence of the event).
     The Administrator may adopt such valuation methodologies for outstanding awards as it deems reasonable in the event of a cash or property settlement and, in the case of options, SARs or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award.
     Without limiting the generality of Section 3.3, any good faith determination by the Administrator pursuant to its authority under this Section 7.2 shall be conclusive and binding on all persons.
     7.3 Possible Acceleration of Awards. Without limiting Section 7.2, in the event of a Change in Control Event (as defined below), the Administrator may, in its discretion, provide that any outstanding option or SAR shall become fully vested, that any share of restricted stock then outstanding shall fully vest free of restrictions, and that any other award granted under this Plan that is then outstanding shall be payable to the holder of such award. The Administrator may take such action with respect to all awards then outstanding or only with respect

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to certain specific awards identified by the Administrator in the circumstances and may condition any such acceleration upon the occurrence of another event (such as, without limitation, a termination of the award holder’s employment). For purposes of this Plan, “Change in Control Event” means any of the following:
     (a) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, a “Person”), alone or together with its affiliates and associates, including any group of persons which is deemed a “person” under Section 13(d)(3) of the Exchange Act (other than the Corporation or any subsidiary thereof or any employee benefit plan (or related trust) of the Corporation or any subsidiary thereof, or any underwriter in connection with a firm commitment public offering of the Corporation’s capital stock), becomes the “beneficial owner” (as such term is defined in Rule 13d-3 of the Exchange Act, except that a person shall also be deemed the beneficial owner of all securities which such person may have a right to acquire, whether or not such right is presently exercisable, referred to herein as “Beneficially Own” or “Beneficial Owner” as the context may require) of thirty-three and one third percent or more of (i) the then outstanding shares of the Corporation’s common stock (“Outstanding Company Common Stock”) or (ii) securities representing thirty-three and one-third percent or more of the combined voting power of the Corporation’s then outstanding voting securities (“Outstanding Company Voting Securities”) (in each case, other than an acquisition in the context of a merger, consolidation, reorganization, asset sale or other extraordinary transaction covered by, and which does not constitute a Change in Control Event under, clause (c) below);
     (b) A change, during any period of two consecutive years, of a majority of the Board as constituted as of the beginning of such period, unless the election, or nomination for election by the Company’s stockholders, of each director who was not a director at the beginning of such period was approved by vote of at least two-thirds of the Incumbent Directors then in office (for purposes hereof, “Incumbent Directors” shall consist of the directors holding office as of the Effective Date and any person becoming a director subsequent to such date whose election, or nomination for election by the Company’s stockholders, is approved by a vote of at least a majority of the Incumbent Directors then in office);
     (c) Consummation of any merger, consolidation, reorganization or other extraordinary transaction (or series of related transactions) involving the Corporation, a sale or other disposition of all or substantially all of the assets of the Corporation, or the acquisition of assets or stock of another entity by the Corporation or any of its subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (1) all or substantially all of the individuals and entities that were the Beneficial Owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination Beneficially Own, directly or indirectly, more than

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50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Corporation or all or substantially all of the Corporation’s assets directly or through one or more subsidiaries (a “Parent”)), (2) no Person (excluding any entity resulting from such Business Combination or a Parent or any employee benefit plan (or related trust) of the Corporation or such entity resulting from such Business Combination or Parent, and excluding any underwriter in connection with a firm commitment public offering of the Corporation’s capital stock) Beneficially Owns, directly or indirectly, more than thirty-three and one third percent of, respectively, the then-outstanding shares of common stock of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity, and (3) at least a majority of the members of the board of directors or trustees of the entity resulting from such Business Combination or a Parent were Incumbent Directors at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or
     (d) The stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation (other than in the context of a merger, consolidation, reorganization, asset sale or other extraordinary transaction covered by, and which does not constitute a Change in Control Event under, clause (c) above).
     7.4 Early Termination of Awards. Any award that has been accelerated as required or contemplated by Section 7.2 or 7.3 (or would have been so accelerated but for Section 7.5, 7.6 or 7.7) shall terminate upon the related event referred to in Section 7.2 or 7.3, as applicable, subject to any provision that has been expressly made by the Administrator, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other continuation or settlement of such award and provided that, in the case of options and SARs that will not survive, be substituted for, assumed, exchanged, or otherwise continued or settled in the transaction, the holder of such award shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding options and SARs in accordance with their terms (subject to Sections 7.5, 7.6 and 7.7 after giving effect to the acceleration of vesting) before the termination of such awards (except that in no case shall more than ten days’ notice of accelerated vesting and the impending termination be required and any acceleration may be made contingent upon the actual occurrence of the event).
     7.5 Other Acceleration Rules. Any acceleration of awards pursuant to this Section 7 shall comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Administrator to occur a limited period of time not greater than 30 days before the event. Without limiting the generality of the foregoing, the

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Administrator may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an award if an event giving rise to an acceleration does not occur. The Administrator may override the provisions of Section 7.2, 7.3, 7.4 and/or 7.6 by express provision in the award agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the award agreement or otherwise, in such circumstances as the Administrator may approve. The portion of any ISO accelerated in connection with a Change in Control Event or any other action permitted hereunder shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.
     7.6 Possible Rescission of Acceleration. If the vesting of an award has been accelerated expressly in anticipation of an event or upon stockholder approval of an event and the Administrator later determines that the event will not occur, the Administrator may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested awards.
     7.7 Golden Parachute Limitation. Notwithstanding anything else contained in this Section 7 to the contrary, in no event shall an award be accelerated under this Plan to an extent or in a manner which would not be fully deductible by the Corporation or one of its Subsidiaries for federal income tax purposes because of Section 280G of the Code, nor shall any payment hereunder be accelerated to the extent any portion of such accelerated payment would not be deductible by the Corporation or one of its Subsidiaries because of Section 280G of the Code. If a participant would be entitled to benefits or payments hereunder and under any other plan or program that would constitute “parachute payments” as defined in Section 280G of the Code, then the participant may by written notice to the Corporation designate the order in which such parachute payments will be reduced or modified so that the Corporation or one of its Subsidiaries is not denied federal income tax deductions for any “parachute payments” because of Section 280G of the Code. Notwithstanding the foregoing, if a participant is a party to an employment or other agreement with the Corporation or one of its Subsidiaries, or is a participant in a severance program sponsored by the Corporation or one of its Subsidiaries, that contains express provisions regarding Section 280G and/or Section 4999 of the Code (or any similar successor provision), the Section 280G and/or Section 4999 provisions of such employment or other agreement or plan, as applicable, shall control as to any awards held by that participant (for example, and without limitation, a participant may be a party to an employment agreement with the Corporation or one of its Subsidiaries that provides for a “gross-up” as opposed to a “cut-back” in the event that the Section 280G thresholds are reached or exceeded in connection with a change in control and, in such event, the Section 280G and/or Section 4999 provisions of such employment agreement shall control as to any awards held by that participant).

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     8. Other Provisions
     8.1 Compliance with Laws. This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.
     8.2 Employment Status. No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.
     8.3 No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.
     8.4 Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.
     8.5 Tax Withholding. Upon any exercise, vesting, or payment of any award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an ISO prior to satisfaction of the holding period requirements of Section 422 of the

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Code, the Corporation or one of its Subsidiaries shall have the right at its option to:
     (a) require the participant (or the participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment; or
     (b) deduct from any amount otherwise payable in cash to the participant (or the participant’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such cash payment.
     In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) require or grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, that the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their fair market value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law. The Corporation may, with the Administrator’s approval, accept one or more promissory notes from any Eligible Person in connection with taxes required to be withheld upon the exercise, vesting or payment of any award under this Plan; provided that any such note shall be subject to terms and conditions established by the Administrator and the requirements of applicable law.
     8.6 Effective Date, Termination and Suspension, Amendments.
     8.6.1 Effective Date. This Plan is effective as of September 21, 2004, the date of its approval by the Board (the “Effective Date”). This Plan shall be submitted for and subject to stockholder approval no later than twelve months after the Effective Date. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the Effective Date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

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     8.6.2 Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.
     8.6.3 Stockholder Approval. An amendment to this Plan shall be subject to stockholder approval: (a) if stockholder approval for the amendment is then required by applicable law or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan; (b) if the amendment constitutes a “material revision” of this Plan within the meaning of the applicable New York Stock Exchange listing rules or other applicable listing requirements; (c) if stockholder approval for the amendment is otherwise deemed necessary or advisable by the Board; or (d) if the amendment increases any of the share limits set forth in Section 4.2.
     8.6.4 Amendments to Awards. Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards. Any amendment or other action that would constitute a repricing of an award is subject to the limitations set forth in Section 3.2.
     8.6.5 Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change of or affecting any outstanding award shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Corporation under any award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6 and shall not require stockholder approval or the consent of the award holder.
     8.7 Privileges of Stock Ownership. Except as otherwise expressly authorized by the Administrator or this Plan, a participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.
     8.8 Governing Law; Construction; Severability.
     8.8.1 Choice of Law. This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Delaware.

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     8.8.2 Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.
     8.8.3 Plan Construction.
     (a) Rule 16b-3. It is the intent of the Corporation that the awards and transactions permitted by awards be interpreted in a manner that, in the case of participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Corporation shall have no liability to any participant for Section 16 consequences of awards or events under awards if an award or event does not so qualify.
     (b) Section 162(m). Awards under Section 5.1.4 to persons described in Section 5.2 that are either granted or become vested, exercisable or payable based on attainment of one or more performance goals related to the Business Criteria, as well as Qualifying Options and Qualifying SARs granted to persons described in Section 5.2, that are approved by a committee composed solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code) shall be deemed to be intended as performance-based compensation within the meaning of Section 162(m) of the Code unless such committee provides otherwise at the time of grant of the award. It is the further intent of the Corporation that (to the extent the Corporation or one of its Subsidiaries or awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code) any such awards and any other Performance-Based Awards under Section 5.2 that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m).
     8.9 Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.
     8.10 Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation. Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Subsidiaries, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the

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acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan.
     8.11 Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.
     8.12 No Corporate Action Restriction. The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.
     8.13 Other Company Benefit and Compensation Programs. Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or its Subsidiaries.

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###
     As amended (Section 4.2) and restated January 21, 2005
     As amended (Sections 3.1, 4.2, 4.3, 5.1.1, 5.1.3, 5.1.5, 5.7.2, 8.6.3, 8.6.5) September 22, 2005
     As amended (Sections 7.1 and 7.2) November 5, 2008
     As amended (Sections 3.2, 4.2, 4.3, 5.1.1, 5.1.3, 5.1.4, 5.2, 5.3, 5.5, 5.7.3, 6.3, 8.5) August 12, 2009

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Whether or not you plan on attending the meeting, you are urged to vote these shares by completing and returning this proxy card or transmitting your voting instructions electronically via the Internet or by telephone. VOTE BY TELEPHONE — 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date.* Have your proxy card in hand when you call and then 20511 LAKE FOREST DRIVE follow the instructions. LAKE FOREST, CA 92630-7741 VOTE BY INTERNET — www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date.* Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS If you would like to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Western Digital Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by November 10, 2009.* * Participants in the Western Digital 401(k) Plan must provide voting instructions for the shares in their plan account by 11:59 P.M. Eastern Time on November 8, 2009 to allow sufficient time for the plan trustee to vote the shares on your behalf. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M17314-P84210 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY WESTERN DIGITAL CORPORATION The Board of Directors recommends that you vote FOR the following nominees and proposal(s): 1. ELECTION OF DIRECTORS For Against Abstain 1a. Peter D. Behrendt 0 0 0 For Against Abstain 1b. Kathleen A. Cote 0 0 0 1i. Thomas E. Pardun 0 0 0 1c. John F. Coyne 0 0 0 1j. Arif Shakeel 0 0 0 1d. Henry T. DeNero 0 0 0 2. To approve an amendment and restatement 0 0 0 of our 2004 Performance Incentive Plan, and 1e. William L. Kimsey 0 0 0 3. To ratify the appointment of KPMG LLP as the 1f. Michael D. Lambert 0 0 0 independent registered public accounting firm 0 0 0 for Western Digital Corporation for the fiscal 1g. Matthew E. Massengill 0 0 0 year ending July 2, 2010. 1h. Roger H. Moore 0 0 0 SIGN AND DATE — Please sign your name(s) exactly as your name(s) appear(s) hereon. All joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in full partnership name by authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held November 11, 2009: The Notice and Proxy Statement and 2009 Annual Report are available at www.westerndigital.com/investor. You can also view these materials at www.proxyvote.com by using the 12 digit control number. M17315-P84210 WESTERN DIGITAL CORPORATION 20511 Lake Forest Drive Lake Forest, California 92630-7741 THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned, hereby revoking any proxy previously given, appoints Thomas E. Pardun and Raymond M. Bukaty, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes either of them to represent and to vote all the shares of common stock of Western Digital Corporation held of record by the undersigned on September 16, 2009, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Western Digital Corporation to be held on November 11, 2009, and at any postponements or adjournments thereof. The proposals of the Company referred to on the other side are described in the Proxy Statement, dated as of September 28, 2009, which is being delivered herewith in connection with the Annual Meeting. This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for each of the ten nominees named in Proposal 1 and for Proposals 2 and 3. Whether or not direction is made, each of the Proxies is authorized to vote in his discretion on such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof. If you have a beneficial interest in shares held by the Western Digital Corporation 401(k) Plan, then this card also constitutes your voting instructions to the Trustee of such plan. If you do not submit voting instructions for any shares held in the Western Digital Corporation 401(k) plan, such shares will not be voted by the Trustee. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. IF YOU CHOOSE TO VOTE THESE SHARES BY TELEPHONE OR INTERNET, DO NOT RETURN THIS PROXY. (IMPORTANT — PLEASE SIGN ON OTHER SIDE)